SPARTAN(REGISTERED TRADEMARK)
FLORIDA
MUNICIPAL
FUNDS

SEMIANNUAL REPORT

MAY 31, 1999

CONTENTS

PRESIDENT'S MESSAGE        3   Ned Johnson on investing
                               strategies.

SPARTAN FLORIDA MUNICIPAL
INCOME FUND

 PERFORMANCE               4   How the fund has done over
                               time.

 FUND TALK                 7   The manager's review of fund
                               performance, strategy and
                               outlook.

 INVESTMENT CHANGES        10  A summary of major shifts in
                               the fund's investments over
                               the past six months.

 INVESTMENTS               11  A complete list of the fund's
                               investments with their
                               market values.

 FINANCIAL STATEMENTS      21  Statements of assets and
                               liabilities, operations, and
                               changes in net assets,  as
                               well as financial highlights.

SPARTAN FLORIDA MUNICIPAL
MONEY MARKET FUND

 PERFORMANCE               25  How the fund has done over
                               time.

 FUND TALK                 27  The manager's review of fund
                               performance, strategy and
                               outlook.

 INVESTMENT CHANGES        29  A summary of major shifts in
                               the fund's investments over
                               the past six months and one
                               year.

 INVESTMENTS               30  A complete list of the fund's
                               investments.

 FINANCIAL STATEMENTS      37  Statements of assets and
                               liabilities, operations, and
                               changes in net assets,  as
                               well as financial highlights.

NOTES                      41  Notes to the financial
                               statements.



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THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:

After its first-ever close above 11,000 on the first trading day of May, the Dow Jones Industrial Average dropped over 450 points by month's end. The Federal Reserve Board's shift in bias toward raising rates to ward off inflation contributed to the decline. Government securities followed a similar path during May, as expectations of an eventual boost in interest rates drove the price of the bellwether 30-year Treasury consistently downwards.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

SPARTAN FLORIDA MUNICIPAL INCOME FUND
PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31, 1999    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN FL MUNICIPAL INCOME   0.21%          3.92%        39.45%        70.05%

LB Florida Municipal Bond     0.64%          4.59%        41.70%        n/a

Florida Municipal Debt Funds  0.09%          3.33%        36.66%        n/a
Average


CUMULATIVE TOTAL RETURNS show the fund's performance over a set period
- in this case, six months, one year, five years or since the fund started on March 16, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Florida Municipal Bond Index - a market value-weighted index of Florida investment-grade municipal bonds with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Florida municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 64 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED MAY 31, 1999      PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN FL MUNICIPAL INCOME     3.92%        6.88%         7.64%

LB Florida Municipal Bond       4.59%        7.22%         n/a

Florida Municipal Debt Funds    3.33%        6.44%         n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND

             Spartan FL Muni Income      LB Municipal Bond
             00427                       LB015
  1992/03/31      10000.00                    10000.00
  1992/04/30      10172.61                    10089.00
  1992/05/31      10350.03                    10207.75
  1992/06/30      10575.20                    10379.03
  1992/07/31      11028.26                    10690.20
  1992/08/31      10779.40                    10585.97
  1992/09/30      10823.45                    10655.20
  1992/10/31      10580.52                    10550.46
  1992/11/30      10944.39                    10739.42
  1992/12/31      11095.24                    10849.07
  1993/01/31      11245.75                    10975.24
  1993/02/28      11812.46                    11372.22
  1993/03/31      11626.24                    11252.01
  1993/04/30      11765.70                    11365.54
  1993/05/31      11841.80                    11429.42
  1993/06/30      12066.54                    11620.18
  1993/07/31      12101.29                    11635.40
  1993/08/31      12393.62                    11877.65
  1993/09/30      12566.59                    12012.93
  1993/10/31      12600.06                    12036.12
  1993/11/30      12423.65                    11930.08
  1993/12/31      12745.45                    12181.92
  1994/01/31      12914.00                    12321.04
  1994/02/28      12524.91                    12001.93
  1994/03/31      11935.22                    11513.21
  1994/04/30      12024.45                    11610.84
  1994/05/31      12139.04                    11711.51
  1994/06/30      12056.43                    11639.95
  1994/07/31      12310.26                    11853.31
  1994/08/31      12320.58                    11894.32
  1994/09/30      12130.96                    11719.71
  1994/10/31      11814.13                    11511.57
  1994/11/30      11530.36                    11303.44
  1994/12/31      11886.42                    11552.23
  1995/01/31      12279.67                    11882.39
  1995/02/28      12704.70                    12227.93
  1995/03/31      12848.58                    12368.43
  1995/04/30      12858.11                    12383.03
  1995/05/31      13293.09                    12778.17
  1995/06/30      13130.49                    12667.00
  1995/07/31      13237.10                    12787.08
  1995/08/31      13405.68                    12949.22
  1995/09/30      13499.13                    13031.19
  1995/10/31      13706.26                    13220.67
  1995/11/30      13961.59                    13440.00
  1995/12/31      14100.58                    13569.15
  1996/01/31      14182.96                    13671.60
  1996/02/29      14061.09                    13579.32
  1996/03/31      13892.16                    13405.77
  1996/04/30      13847.66                    13367.84
  1996/05/31      13843.25                    13362.49
  1996/06/30      14002.86                    13508.01
  1996/07/31      14127.09                    13630.93
  1996/08/31      14122.39                    13627.66
  1996/09/30      14310.34                    13818.45
  1996/10/31      14461.71                    13974.73
  1996/11/30      14742.11                    14230.47
  1996/12/31      14658.38                    14170.70
  1997/01/31      14692.85                    14197.48
  1997/02/28      14827.51                    14327.82
  1997/03/31      14596.62                    14136.83
  1997/04/30      14723.54                    14255.15
  1997/05/31      14946.39                    14469.55
  1997/06/30      15099.85                    14623.65
  1997/07/31      15539.17                    15028.73
  1997/08/31      15369.96                    14887.91
  1997/09/30      15538.41                    15064.63
  1997/10/31      15627.27                    15161.49
  1997/11/30      15728.03                    15250.64
  1997/12/31      15941.23                    15473.15
  1998/01/31      16156.40                    15632.83
  1998/02/28      16143.45                    15637.52
  1998/03/31      16136.19                    15651.28
  1998/04/30      16043.28                    15580.69
  1998/05/31      16289.98                    15827.34
  1998/06/30      16323.37                    15889.70
  1998/07/31      16400.59                    15929.58
  1998/08/31      16649.55                    16175.69
  1998/09/30      16825.46                    16377.24
  1998/10/31      16816.46                    16376.91
  1998/11/30      16892.27                    16434.40
  1998/12/31      16941.91                    16475.81
  1999/01/31      17137.87                    16671.71
  1999/02/28      17033.65                    16598.85
  1999/03/31      17039.19                    16621.93
  1999/04/30      17071.64                    16663.31
  1999/05/28      16928.43                    16566.83
IMATRL PRASUN   SHR__CHT 19990531 19990614 113609 R00000000000089

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Florida Municipal Income Fund on March 31, 1992, shortly after the fund started. As the chart shows, by May 31, 1999, the value of the investment would have grown to $16,928 - a 69.28% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $16,567 - a 65.67% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices,
for example, generally move
in the opposite direction of
interest rates. In turn, the share
price, return and yield of a
fund that invests in bonds will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED MAY 31,  YEARS ENDED NOVEMBER 30,

                  1999                      1998                      1997   1996   1995    1994

Dividend returns  2.20%                     4.77%                     5.00%  5.10%  6.31%   5.01%

Capital returns   -1.99%                    2.63%                     1.69%  0.49%  14.78%  -12.20%

Total returns     0.21%                     7.40%                     6.69%  5.59%  21.09%  -7.19%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share          4.36(cents)   25.62(cents)   51.79(cents)

Annualized dividend rate     4.50%         4.45%          4.48%

30-day annualized yield      4.07%         -              -

30-day annualized            6.36%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.41 over the past one month, $11.55 over the past six months and $11.57 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield if you're in the 36% 1999 federal income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

SPARTAN FLORIDA MUNICIPAL INCOME FUND
FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Despite a continued decline in new
issues that helped create a stable
supply and demand environment
for municipal bonds, the market for
municipal securities deteriorated
during the six-month period that
ended May 31, 1999. During this
time, the Lehman Brothers Municipal
Bond Index - an index of
approximately 50,000
investment-grade, fixed-rate
tax-exempt bonds - returned
0.81%. In comparison, the Lehman
Brothers Aggregate Bond Index -
a widely followed measure of
taxable bond performance -
declined 0.76% during the same
period. While municipal bonds
outperformed taxable bonds over
the six-month period, the municipal
market struggled as investors
anticipated that interest rates may
increase in an effort to slow the
booming U.S. economy and fight the
threat of inflation. Although there is
no consistent agreement among
economists that the Federal Reserve
Board will increase interest rates at
its next meeting, yields - which
move in the opposite direction of
prices - increased during the
period, causing municipal securities
to trade lower. Late in the period,
investors sold bonds in response to a
stronger-than-expected consumer
price index in April. After the Federal
Reserve Board's policy meeting in
early May, municipal bonds came
under further pressure as the Fed
shifted its bias toward tighter
monetary policy and higher interest
rates, although it did not raise rates
at that time.

(photograph of Christine Thompson)

An interview with Christine Thompson, Portfolio Manager of Spartan Florida Municipal Income Fund

Q. HOW DID THE FUND PERFORM, CHRISTINE?

A. For the six-month period that ended May 31, 1999, the fund had a total return of 0.21%. To get a sense of how the fund did relative to its competitors, the Florida municipal debt funds average returned 0.09% during the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers Florida Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 0.64% for the same six-month period. For the 12-month period that ended May 31, 1999, the fund had a total return of 3.92%. This compared to the Florida municipal debt funds average's 3.33% return and the Lehman Brothers index's 4.59% return for the same 12-month period.

Q. WHAT HELPED THE FUND OUTPACE ITS COMPETITORS DURING THE PAST SIX
MONTHS?

A. The fund's emphasis on high-quality bonds helped its performance relative to its competitors over the past six months. During that time, investors became increasingly more cautious in their evaluation of lower-quality securities. Rising interest rates and well-publicized problems with some hospital, resource recovery and industrial development bonds mostly outside of Florida prompted investors to become slightly more concerned than they had been last fall about the creditworthiness of lower-quality securities in general. In response, investors pushed lower-quality bond prices lower, and their yields - which move in the opposite direction of prices - climbed. The fund's stake in bonds rated Aaa, Aa and A made up about 83% of the fund's investments at the end of the period.

Q. CUTBACKS IN FEDERALLY FUNDED HEALTH CARE PROGRAMS AND INCREASED COMPETITION PUT PRESSURE ON HOSPITALS NATIONWIDE. DID THE FUND'S
HOLDINGS IN HEALTH CARE BONDS SUFFER AS A RESULT OF THOSE PROBLEMS?

A. Florida health care organizations were relatively immune to the severe problems that plagued some health care bonds elsewhere. That said, reductions in Medicare and Medicaid spending, coupled with ongoing competitive pressures, continued to pose challenges for the state's health care industry. In this difficult operating environment, my strategy is to be opportunistic, relying on Fidelity's research to identify those institutions that will navigate through this environment and ultimately emerge as the successful, dominant hospitals in their respective markets. I believe select hospital securities eventually will be among the market's strongest performers.

Q. WHAT TYPES OF MUNICIPALS LAGGED THE OVERALL MARKET DURING THE PAST
SIX MONTHS?

A. Intermediate-term bonds, those with maturities of between five and 15 years, were among the fund's disappointments during the period. In contrast to last fall, intermediate-maturity bonds suffered from a lack of demand from so-called "crossover buyers" - including pension funds, hedge funds and insurance companies - that move among various types of fixed-income securities in search of value. Despite their disappointing recent performance, I continued to emphasize intermediate-maturity bonds because, based on Fidelity's quantitative models, they offered the most attractive value for their given interest-rate sensitivity. What's more, I believe that they will post strong performance over the longer term.

Q. CHRISTINE, WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

A. Although municipals gained some ground during the past six months, they were still priced attractively compared to their U.S. Treasury counterparts at the end of the period. One indication of municipals' cheap prices was their yields, which were roughly 90% of Treasury yields. Historically, municipals yield between 65% and 85% of Treasuries. If municipal bond yields - which move in the opposite direction of their prices - move back to their historical relationship with Treasuries because of more favorable supply and demand conditions, they will post relatively good performance. One trend we've seen lately is that municipals have outperformed Treasuries when interest rates rise, but tend to lag Treasuries when interest rates decline. I believe that trend will continue to define the municipal market over the near term.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

FUND FACTS

GOAL: high current income
exempt from federal income
tax and the Florida intangible
tax

FUND NUMBER: 427

TRADING SYMBOL: FFLIX
START DATE: March 16, 1992
SIZE: as of May 31, 1999,
more than $446 million

MANAGER: Christine Thompson,
since 1998; manager,
various Spartan and Fidelity
municipal income funds;
joined Fidelity in 1985
(checkmark)

CHRISTINE THOMPSON ON Y2K
AND ITS POTENTIAL EFFECTS ON
MUNICIPAL BOND ISSUERS:

"Y2K may pose a number of
challenges for municipal bond
issuers. My primary focus with
regard to Y2K-related issues is
how they will impact the credit
quality of various issuers.
Fidelity's research team asks
issuers a number of things,
including how vulnerable they
believe they are to potential
problems, what their short-term
contingency plans are in the event
of any problems and what
long-term solutions they've
developed. What we've found so
far is that there are varying degrees
of sophistication among issuers, with
some much more poised to deal with
potential problems than others.
That's why we carefully consider
Y2K-related issues as one of the
many  factors in our routine
security selection process."

SPARTAN FLORIDA MUNICIPAL INCOME FUND
INVESTMENT CHANGES

TOP FIVE SECTORS AS OF MAY
31, 1999

                              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                       THESE SECTORS  6 MONTHS AGO

Transportation                 21.4                     19.1

Electric Utilities             15.2                     15.3

Health Care                    13.4                     10.5

Special Tax                    10.9                     10.2

General Obligations            9.6                      11.0

AVERAGE YEARS TO MATURITY AS
OF MAY 31, 1999

                                                       6 MONTHS AGO

Years                          11.6                     11.3


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF MAY 31, 1999

                                   6 MONTHS AGO

Years                         6.4   6.5

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF MAY 31, 1999

Aaa 64.1%
Aa, A 18.6%
Baa 9.8%
Not Rated 3.6%
Short-term
investments 3.9%

Row: 1, Col: 1, Value: 64.09999999999999
Row: 1, Col: 2, Value: 18.6
Row: 1, Col: 3, Value: 9.800000000000001
Row: 1, Col: 4, Value: 3.6
Row: 1, Col: 5, Value: 3.9

AS OF NOVEMBER 30, 1998

Aaa 65.9%
Aa, A 19.8%
Baa 6.8%
Not Rated 3.6%
Short-term
investments 3.9%

Row: 1, Col: 1, Value: 65.90000000000001
Row: 1, Col: 2, Value: 19.8
Row: 1, Col: 3, Value: 6.8
Row: 1, Col: 4, Value: 3.6
Row: 1, Col: 5, Value: 3.9

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

SPARTAN FLORIDA MUNICIPAL INCOME FUND
INVESTMENTS MAY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 96.1%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - 94.9%

Alachua County Health
Facilities Auth. Health
Facilities Rev. Rfdg.
(Avmed/Santa Fe Health Sys.
Proj.):

6% 11/15/09 (Escrowed to          Baa1      $ 2,780,000                     $ 2,979,521
Maturity) (e)

6.05% 11/15/16 (Escrowed to       Baa1       6,230,000                       6,793,005
Maturity) (e)

Broward County Arpt. Sys.
Rev. Series H 1:

4.5% 10/1/03 (AMBAC Insured)      Aaa        3,425,000                       3,475,724
(d)

4.5% 10/1/04 (AMBAC Insured)      Aaa        3,280,000                       3,320,705
(d)

Broward County Hsg. Fin.          Aaa        1,225,000                       1,288,578
Auth. Single Family Mtg.
Rev. 6.65% 8/1/21 (Govt.
Nat'l. Mortgage Assoc.
Collateralized) (d)

Broward County Resource           A3         10,240,000                      10,728,438
Recovery Rev. (SES Broward
Co. LP South Proj.) 7.95%
12/1/08

Broward County Spl. Oblig.
Rfdg.:

5.5% 1/1/02 (AMBAC Insured)       Aaa        1,365,000                       1,420,405

5.5% 1/1/05 (AMBAC Insured)       Aaa        2,585,000                       2,751,216

Dade County Aviation Rev.:

(Miami Int'l. Arpt.) Series       Aaa        3,300,000                       3,319,470
B, 5% 10/1/11  (FSA Insured)
(d)

Rfdg.:

(Miami Int'l. Arpt.) Series A:

5.75% 10/1/03 (FSA Insured)       Aaa        1,800,000                       1,911,384
(d)

5.75% 10/1/04 (FSA Insured)       Aaa        5,000,000                       5,345,200
(d)

Series B, 6.3% 10/1/05 (AMBAC     Aaa        1,200,000                       1,335,612
Insured)

Series C, 5.5% 10/1/11 (MBIA      Aaa        5,200,000                       5,492,292
Insured)

Series D, 5.75% 10/1/09           Aaa        2,125,000                       2,274,494
(AMBAC Insured) (d)

Series Y, 5.3% 10/1/05            Aa3        3,460,000                       3,633,623

Dade County Gen. Oblig.:

(Pub. Impt.) Series DD, 7.7%      Aaa        1,820,000                       2,219,763
10/1/07 (AMBAC Insured)

Rfdg.:

(Pub. Impt.) 7.5% 6/1/04 (FSA     Aaa        2,400,000                       2,750,496
Insured)

(Seaport):

6.25% 10/1/05 (MBIA Insured)      Aaa        2,995,000                       3,327,355

6.25% 10/1/06 (MBIA Insured)      Aaa        1,575,000                       1,763,165

Dade County Guaranteed
Entitlement Rev.:

(Cap. Appreciation) 0% 8/1/18     Aaa        14,835,000                      4,466,670
 (AMBAC Insured)
(Pre-Refunded to  2/1/06 @
40.446) (e)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Dade County Guaranteed
Entitlement Rev.: - continued

Rfdg. (Cap. Appreciation)         Aaa       $ 1,810,000                     $ 1,630,647
Series B,  0% 2/1/02 (MBIA
Insured)

Dade County Resource Recovery     Aaa        5,000,000                       5,292,650
Facilities Rev. Rfdg. 5.5%
10/1/09 (AMBAC Insured) (d)

Dade County Seaport Rev. Rfdg.:

5.75% 10/1/15 (MBIA Insured)      Aaa        5,100,000                       5,465,262

6.2% 10/1/09 (MBIA Insured)       Aaa        1,845,000                       2,086,326

Dade County Spl. Oblig. Rfdg.
Series B:

0% 10/1/03 (AMBAC Insured)        Aaa        4,160,000                       3,486,163

0% 10/1/04 (AMBAC Insured)        Aaa        5,045,000                       4,032,317

Dade County Wtr. & Swr. Rev.:

5.25% 10/1/21 (FGIC Insured)      Aaa        2,970,000                       2,958,328

6.25% 10/1/06 (FGIC Insured)      Aaa        1,500,000                       1,678,200

6.25% 10/1/10 (FGIC Insured)      Aaa        1,000,000                       1,142,130

Dunedin Hosp. Rev. Rfdg.          Aaa        1,400,000                       1,464,890
(Mease Health Care) 5.25%
11/15/06 (MBIA Insured)

Dunedin Util. Sys. Rev. Rfdg.     Aaa        1,360,000                       1,552,372
6.25% 10/1/11 (FGIC Insured)

Duval County Hsg. Fin. Auth.      Aaa        470,000                         492,480
Single Family Mtg. Rev.
Series C, 7.7% 9/1/24 (FGIC
Insured), LOC Govt. Nat'l.
Mortgage Assoc.

Duval County School District      Aaa        5,000,000                       5,355,100
Rfdg. 6.3% 8/1/06 (AMBAC
Insured)

Escambia County Sales Tax         Aaa        2,000,000                       2,109,520
Rev. Rfdg.  5.55% 1/1/07
(FGIC Insured)

Escambia County Utils.            Aaa        1,500,000                       1,715,130
Auth.Util. Sys. Rev.  Series
B, 6.25% 1/1/15 (FGIC
Insured)

Escambia County Health
Facilities Auth.  Health
Facilities Rev. Rfdg.:

(Baptist Hosp. & Baptist
Manor):

6.75% 10/1/14                     BBB+       695,000                         762,658

6.75% 10/1/14 (Pre-Refunded       BBB+       2,555,000                       2,864,819
to  10/1/03 @ 102) (e)

(Baptist Hosp., Inc.) Series      BBB+       2,825,000                       2,934,045
B, 6% 10/1/14

Florida Board of Ed. (Cap.
Outlay/Pub. Ed.):

Series 1994 C, 5.4% 6/1/06        Aa2        1,500,000                       1,596,945

Series B, 5.625% 6/1/08           Aa2        2,000,000                       2,149,520

Series E, 5.25% 6/1/23            Aa2        1,750,000                       1,749,335

Series F, 5.5% 6/1/17             Aa2        3,000,000                       3,090,120

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Florida Dept. of Trans.
(Right of Way):

Series A, 5% 7/1/15               Aa2       $ 3,000,000                     $ 2,983,020

Series B, 5.5% 7/1/09             Aa2        3,810,000                       4,095,293

Florida Div. Board Fin. Dept.
Gen. Svcs. Rev.:

(Dept. of Envir. Preservation
2000) Series A:

5.25% 7/1/10 (MBIA Insured)       Aaa        5,000,000                       5,190,250

5.7% 7/1/09 (AMBAC Insured)       Aaa        3,000,000                       3,208,590

5.75% 7/1/11 (AMBAC Insured)      Aaa        3,000,000                       3,211,530

Rfdg. (Dept. of Envir.            Aaa        3,000,000                       3,128,700
Preservation 2000)  Series
A, 5% 7/1/06 (FSA Insured)

Florida Hsg. Fin. Agcy. Rfdg.:

(Multi-Family Park Colony         AA-        2,500,000                       2,522,650
Proj.) Series D,  5.1% 4/1/13

(Single Family Mtg.):

Series A:

6.35% 7/1/14 (Govt. Nat'l.        Aaa        1,125,000                       1,180,935
Mortgage Assoc.
Collateralized)

6.55% 7/1/14 (Govt. Nat'l.        Aaa        1,405,000                       1,479,367
Mortgage Assoc.
Collateralized) (d)

Series B, 6.55% 7/1/17 (Govt.     Aaa        1,125,000                       1,182,533
Nat'l. Mortgage Assoc.
Collateralized) (d)

Florida Mid-Bay Bridge Auth.
Rev. Series A:

6.875% 10/1/22 (Escrowed to       -          3,000,000                       3,642,720
Maturity) (e)

7.5% 10/1/17                      -          1,700,000                       1,870,527

Florida Muni. Pwr. Agcy. Rev.
Rfdg.  (Stanton II Proj.):

4.5% 10/1/16 (AMBAC Insured)      Aaa        4,400,000                       4,097,676

4.5% 10/1/27 (AMBAC Insured)      Aaa        7,000,000                       6,183,590

Florida Tpk. Auth. Tpk. Rev.:

(Dept. of Trans.) Series A:

5.5% 7/1/05 (AMBAC Insured)       Aaa        3,250,000                       3,475,778

5.5% 7/1/06 (AMBAC Insured)       Aaa        3,000,000                       3,215,040

5.5% 7/1/14 (FGIC Insured)        Aaa        1,500,000                       1,571,445

Rfdg. Series A, 5.25% 7/1/09      Aaa        6,740,000                       7,078,955
(FGIC Insured)

Gainesville Utils. Sys. Rev.:

Rfdg.:

Series A, 5.2% 10/1/22            Aa3        3,000,000                       2,956,110

Series B, 5.5% 10/1/13            Aa3        1,500,000                       1,555,560

Series B, 6.5% 10/1/10            Aa3        1,600,000                       1,854,720

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Greater Orlando Aviation
Auth. Orlando Arpt.
Facilities Rev.:

Series A, 6.5% 10/1/05 (FGIC      Aaa       $ 3,550,000                     $ 3,848,804
Insured) (d)

5.25% 10/1/23 (FGIC Insured)      Aaa        3,000,000                       2,935,470
(d)

Hillsborough County Aviation
Auth. Rev.:

(Tampa Int'l. Arpt.) Series       Aaa        2,270,000                       2,338,214
A, 6.9% 10/1/11 (FGIC
Insured)

Rfdg. (Tampa Intl. Arpt.)         Aaa        6,130,000                       6,300,353
Series A,  5% 10/1/01 (AMBAC
Insured) (d)

Hillsborough County Cap.          Aaa        1,000,000                       1,104,460
Impt. Prog. Rev. Rfdg. 6%
8/1/06 (FGIC Insured)

Hillsborough County Gen.          Aaa        2,080,000                       2,206,693
Oblig. Rfdg. (Envir.
Sensitive LDS Acquisition &
Protection) 6% 7/1/02 (AMBAC
Insured) (Escrowed to
Maturity) (e)

Hillsborough County Ind. Dev.     Baa1       5,000,000                       4,978,350
Auth. Ind. Dev. Rev. (Health
Facilities Proj./Univ.
Cmnty. Hosp.) Series A,
5.625% 8/15/19

Hillsborough County Port
District Spl. Refing. Rev.
Rfdg. (Tampa Port Auth.):

6.5% 6/1/03 (FSA Insured) (d)     Aaa        2,000,000                       2,172,140

6.5% 6/1/05 (FSA Insured) (d)     Aaa        2,000,000                       2,225,600

Hillsborough County School        Aaa        4,370,000                       4,660,824
Board Ctfs. of Ptrn. Rfdg.
(Master Lease Prog.) Series
A, 5.5% 7/1/14 (MBIA Insured)

Hillsborough County Util.
Rev. Rfdg. (Cap.
Appreciation) Series A:

0% 8/1/05 (MBIA Insured)          Aaa        6,500,000                       5,002,140

0% 8/1/06 (MBIA Insured)          Aaa        5,000,000                       3,662,550

0% 8/1/07 (MBIA Insured)          Aaa        7,000,000                       4,878,930

Indian River County Wtr. &        Aaa        2,000,000                       2,130,460
Swr. Rev. Rfdg.  Series A,
5.5% 9/1/11 (FGIC Insured)

Jacksonville Elec. Auth. Rev.:

(Second Installment) 5.25%        Aaa        1,970,000                       1,994,251
7/1/01  (Escrowed to
Maturity) (e)

Rfdg. (Saint John River Proj.):

Series 5 Issue 2, 7% 10/1/09      Aa2        2,490,000                       2,554,665

Series 10 Issue 2, 6.5%           Aa2        1,500,000                       1,642,980
10/1/03

Series 16 Issue 2, 5.375%         Aa2        4,000,000                       4,079,080
10/1/13

Jacksonville Excise Tax Rev.:

Rfdg. 6.25% 10/1/05 (AMBAC        Aaa        1,000,000                       1,081,370
Insured)

Series B, 5.6% 10/1/08 (FGIC      Aaa        2,300,000                       2,384,686
Insured) (d)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Jacksonville Health
Facilities Auth. Hosp. Rev.:

(Charity Obligated Group)
Series A:

5.25% 8/15/08 (MBIA Insured)      Aaa       $ 3,720,000                     $ 3,943,535

5.5% 8/15/05 (MBIA Insured)       Aaa        1,600,000                       1,708,592

Rfdg. (Baptist Med. Ctr.          Aaa        500,000                         510,000
Proj.) Series A,  7.3%
6/1/19 (Pre-Refunded to
6/1/99 @ 102) (e)

Jacksonville Health
Facilities Auth. Ind. Dev.
Rev.:

(Cypress Village Proj./Nat'l.     Baa1       2,740,000                       3,143,328
Benevolent Assoc.) 8% 12/1/24

Rfdg. (Cypress Village
Proj./Nat'l.  Benevolent
Assoc.):

6.25% 12/1/23                     Baa1       2,710,000                       2,869,104

7% 12/1/14                        Baa1       1,000,000                       1,084,590

7% 12/1/22                        Baa1       2,000,000                       2,167,160

Jacksonville Ind. Dev. Rev.       -          1,250,000                       1,322,688
Rfdg. (Cargill, Inc. Proj.)
6.4% 3/1/11 (g)

Jacksonville Port Auth. Arpt.     Aaa        2,550,000                       2,641,775
Rev. Rfdg.  5% 10/1/05 (FGIC
Insured) (d)

Jacksonville Sales Tax Rev.       Aaa        1,900,000                       2,010,713
(River City Rennaissance
Proj.) 5.65% 10/1/14  (FGIC
Insured)

Lakeland Elec. & Wtr. Rev.:

(Cap. Appreciation) 0%            Aaa        2,840,000                       1,757,704
10/1/09  (FGIC Insured)
(Escrowed to Maturity) (e)

Rfdg. Series B:

6.3% 10/1/02 (FSA Insured)        Aaa        5,180,000                       5,574,198

6.55% 10/1/07 (FSA Insured)       Aaa        1,095,000                       1,260,345

Lee County Ind. Dev. Auth.
Health Care Facilities Rev.
Rfdg. (Shell Point Village
Proj.) Series A:

5.25% 11/15/07                    BBB-       1,250,000                       1,279,425

5.5% 11/15/09                     BBB-       800,000                         812,616

5.5% 11/15/29                     BBB-       3,250,000                       3,125,590

Leesburg Hosp. Rev. Rfdg.
(Leesburg Reg'l.  Med. Ctr.
Proj.):

Series A, 5.6% 7/1/08             A3         5,000,000                       5,296,400

Series B, 5.625% 7/1/13           A3         2,795,000                       2,886,397

Leon County Cap. Impt. Rev.
Rfdg. Series B:

5.25% 10/1/03 (AMBAC Insured)     Aaa        1,635,000                       1,700,809
(b)

5.25% 10/1/04 (AMBAC Insured)     Aaa        1,720,000                       1,793,977
(b)

5.25% 10/1/08 (AMBAC Insured)     Aaa        2,115,000                       2,227,032
(b)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Leon County Cap. Impt. Rev.
Rfdg. Series B: - continued

5.25% 10/1/09 (AMBAC Insured)     Aaa       $ 2,225,000                     $ 2,324,992
(b)

5.25% 10/1/11 (AMBAC Insured)     Aaa        2,465,000                       2,547,799
(b)

Leon County Gen. Oblig. Rev.      Aaa        1,000,000                       1,079,030
Rfdg.  5.5% 10/1/07 (MBIA
Insured)

Melbourne Arpt. Rev. Rfdg.:

5.75% 10/1/99 (MBIA Insured)      Aaa        215,000                         216,742
(d)

6.25% 10/1/00 (MBIA Insured)      Aaa        230,000                         237,728
(d)

6.25% 10/1/01 (MBIA Insured)      Aaa        240,000                         253,020
(d)

6.25% 10/1/02 (MBIA Insured)      Aaa        260,000                         278,125
(d)

6.25% 10/1/03 (MBIA Insured)      Aaa        270,000                         292,561
(d)

6.5% 10/1/04 (MBIA Insured)       Aaa        290,000                         321,016
(d)

6.5% 10/1/05 (MBIA Insured)       Aaa        310,000                         346,658
(d)

6.5% 10/1/06 (MBIA Insured)       Aaa        325,000                         366,490
(d)

6.75% 10/1/07 (MBIA Insured)      Aaa        350,000                         403,725
(d)

6.75% 10/1/08 (MBIA Insured)      Aaa        375,000                         435,713
(d)

6.75% 10/1/09 (MBIA Insured)      Aaa        400,000                         466,668
(d)

6.75% 10/1/10 (MBIA Insured)      Aaa        425,000                         499,872
(d)

Miami Beach Health Facilities     BBB        4,500,000                       4,311,405
Auth. Hosp. Rev. (Mount
Sinai Med. Ctr.) 5.375%
11/15/28

Miami Dade County Aviation
Rev.:

Rfdg. Series A, 5% 10/1/05        Aaa        2,550,000                       2,641,775
(FGIC Insured) (d)

Series C, 5.25% 10/1/12 (MBIA     Aaa        5,185,000                       5,275,738
Insured) (d)

Miami-Dade County School
Board Ctfs. of Prtn. Rfdg.
Series C:

5% 8/1/02 (FSA Insured)           Aaa        2,000,000                       2,062,320

5% 8/1/25 (FSA Insured)           Aaa        2,000,000                       1,929,420

Naples Hosp. Rev. Rfdg.           Aaa        1,500,000                       1,555,485
(Naples Cmnty. Hosp., Inc.
Proj.) 5.1% 10/1/07 (MBIA
Insured)

North Miami Edl. Facilities       -          6,605,000                       6,749,319
Rev. (Johnson & Wales Univ.
Proj.) Series A, 6.125%
4/1/20

Orange County Health
Facilities Auth. Rev.:

(Orlando Reg'l. Healthcare)       Aaa        2,500,000                       2,837,400
Series A, 6.25% 10/1/18
(MBIA Insured)

Rfdg. (Adventist Health Sys.)     Aaa        2,000,000                       2,168,660
5.75% 11/15/05 (AMBAC
Insured)

Orange County Hsg. Fin. Auth.     AAA        1,385,000                       1,457,131
Single Family Mtg. Rev.
(Mtg. Backed Securities
Prog.) 6.4% 10/1/14 (d)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Orange County Tourist Dev.        Aaa       $ 1,795,000                     $ 1,985,665
Tax Rev. Rfdg.  Series A,
5.85% 10/1/08 (MBIA Insured)

Orlando & Orange County           Aaa        2,200,000                       2,291,674
Expressway Auth. Rev. 5.097%
7/1/04 (FGIC Insured)

Orlando Util. Commission Wtr.
& Elec. Rev.:

Rfdg.:

Sub-Series A, 5% 10/1/20          Aa2        5,745,000                       5,540,133

Sub-Series D, 6.75% 10/1/17       Aa2        7,250,000                       8,585,378

6% 10/1/10                        Aa1        2,505,000                       2,808,606

5.538% 10/31/13                   Aa2        9,400,000                       9,929,878

Palm Beach County Health          A-         2,930,000                       2,959,417
Facilities Auth. Rev.
(Retirement Cmnty.-Adult
Communities Total Svc.,
Inc.) 5.625% 11/15/20

Pasco County Solid Waste
Disp. & Resource Recovery
Sys. Rev. Rfdg.:

5.75% 4/1/04 (AMBAC Insured)      Aaa        3,380,000                       3,600,815
(d)

6% 4/1/10 (AMBAC Insured) (d)     Aaa        5,770,000                       6,362,233

6% 4/1/11 (AMBAC Insured) (d)     Aaa        5,000,000                       5,501,550

Pensacola Arpt. Rev. Rfdg.        Aaa        1,500,000                       1,659,330
Series A, 6.125% 10/1/18
(MBIA Insured) (d)

Plantation Health Facilities      -          2,500,000                       2,855,275
Auth. Rev. (Covenant
Retirement Communities,
Inc.) 7.75% 12/1/22
(Pre-Refunded to 12/1/02 @
102) (e)

Polk County Ind. Dev. Auth.       Aaa        1,445,000                       1,565,744
Ind. Dev. Rev. (Winter Haven
Hosp.) Series 2, 6.25%
9/1/15 (MBIA Insured)

Port of Saint Lucie Util.
Rev. Rfdg. & Impt.  Series A:

5% 9/1/17 (MBIA Insured)          Aaa        8,000,000                       7,857,760

5.125% 9/1/27 (MBIA Insured)      Aaa        4,750,000                       4,643,030

Sarasota County Util. Sys.        Aaa        1,830,000                       2,012,158
Rev. Rfdg. Series A, 6%
10/1/05 (FGIC Insured)

South Miami Health Facilities     Aaa        1,980,000                       2,116,858
Auth. Hosp. Rev. Rfdg.
(Baptist Health Sys. Oblig.
Group) 5.5% 10/1/05 (MBIA
Insured)

Sumter County School District     Aaa        1,000,000                       1,242,630
Rev. (Multi-District Ln.
Prog.) 7.15% 11/1/15 (FSA
Insured)

Sunrise Util. Sys. Rev. (Cap.
Appreciation)  Series A:

0% 10/1/00 (AMBAC Insured)        Aaa        1,070,000                       1,022,492

0% 10/1/01 (AMBAC Insured)        Aaa        1,225,000                       1,123,252

0% 10/1/02 (AMBAC Insured)        Aaa        1,000,000                       879,100

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Sunshine State Govt. Fing.        Aaa       $ 1,000,000                     $ 1,071,990
Commission Rev. Series A,
5.5% 10/1/05 (FGIC Insured)

Tampa Gen. Oblig.:

(Allegheny Health Sys. - St.
Joseph):

6.7% 12/1/07 (MBIA Insured)       Aaa        2,535,000                       2,758,359
(Pre-Refunded to 12/1/01 @
102) (e)

6.75% 12/1/17 (MBIA Insured)      Aaa        150,000                         163,394
(Pre-Refunded to 12/1/01 @
102) (e)

(Catholic Health East) Series
A 1:

4.7% 11/15/10 (MBIA Insured)      Aaa        1,500,000                       1,499,400

5% 11/15/09 (MBIA Insured)        Aaa        1,000,000                       1,033,300

5.5% 11/15/08 (MBIA Insured)      Aaa        1,000,000                       1,076,610

5.5% 11/15/14 (MBIA Insured)      Aaa        1,000,000                       1,067,700

Tampa Sports Auth. Rev.           Aaa        2,235,000                       2,433,803
(Stadium Proj.)  6% 1/1/05
(MBIA Insured)

Volusia County Edl.               Baa2       2,500,000                       2,658,825
Facilities Auth. Rev. (Embry
Riddle Aeronaut Univ.)
Series A,  6.125% 10/15/16

                                                                             434,554,211

PUERTO RICO - 1.2%

Puerto Rico Commonwealth Pub.     Baa1       2,000,000                       2,065,660
Impt.  5.25% 7/1/15

Puerto Rico Elec. Pwr. Auth.      Aaa        3,000,000                       3,373,140
Rfdg. Series W, 6.5% 7/1/05
(MBIA Insured)

                                                                             5,438,800

TOTAL MUNICIPAL BONDS                                                        439,993,011
(Cost $422,278,330)


MUNICIPAL NOTES - 3.9%



FLORIDA - 3.9%

Dade County Ind. Dev. Auth.    5,000,000                        5,000,000
Rev. Rfdg. (Florida Pwr. &
Lt. Co. Proj.) Series 1993,
3.4%, VRDN (c)

Jacksonville Health            1,100,000                        1,100,000
Facilities Auth. Hosp. Rev.
Rfdg.  (Genesis
Rehabilitation Hosp.) Series
1996,  3.35%, LOC Barnett
Bank NA, VRDN (c)

Manatee County Poll. Cont.     600,000                          600,000
Rev. Rfdg. (Florida Pwr. &
Lt. Co. Proj.) Series 1994,
3.3%, VRDN (c)

Martin County Poll. Cont.      1,300,000                        1,300,000
Rev. Rfdg. (Florida Pwr. &
Lt. Co. Proj.) Series 1994,
3.3%, VRDN (c)

MUNICIPAL NOTES - CONTINUED

                              PRINCIPAL AMOUNT                 VALUE (NOTE 1)

FLORIDA - CONTINUED

Putnam County Poll. Cont.     $ 1,400,000                      $ 1,400,000
Dev. Auth. Poll. Cont. Rev.
Rfdg. (Florida Pwr. & Lt.
Co.Proj.) 3.3%, VRDN (c)

Saint Lucie County Poll.
Cont. Rev. Rfdg. (Florida
Pwr. &  Lt. Co. Proj.):

3.3%, VRDN (c)                 1,000,000                        1,000,000

3.3%, VRDN (c)                 3,050,000                        3,050,000

Tampa Sports Auth. Rev.        4,300,000                        4,300,000
Participating VRDN Series
SGA 61, 3.35% (Liquidity
Facility Societe Generale,
France) (c)(f)

TOTAL MUNICIPAL NOTES                                           17,750,000
(Cost $17,750,000)

TOTAL INVESTMENT IN                                             $ 457,743,011
SECURITIES - 100%
(Cost $440,028,330)

SECURITY TYPE ABBREVIATION

VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) Standard & Poor's(registered trademark) credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Security purchased on a delayed delivery or when-issued basis.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(e) Security collateralized by an amount sufficient to pay interest and principal.

(f) Provides evidence of ownership in one or more underlying municipal bonds.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additonal information on each holding is as follows:

SECURITY                     ACQUISITION DATE  ACQUISITION COST

Jacksonville Ind. Dev. Rev.  7/9/92            $ 1,250,000
Rfdg. (Cargill, Inc. Proj.)
6.4% 3/1/11

OTHER INFORMATION

At the end of the period, restricted securities (excluding 144A) amounted to $1,322,688 or 0.3% of net assets.

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        81.2%      AAA, AA, A    85.0%

Baa               6.3%       BBB           4.6%

Ba                0.0%       BB            0.0%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 3.6%.

The distribution of municipal securities by revenue source, as a percentage of total value of investments in securities, is as follows:

Transportation              21.4%

Electric Utilities          15.2

Health Care                 13.4

Special Tax                 10.9

General Obligations         9.6

Water & Sewer               9.1

Escrowed/Pre-Refunded       7.1

Resource Recovery           6.9

Others (individually less     6.4
than 5%)

                            100.0%

INCOME TAX INFORMATION

At May 31, 1999, the aggregate cost of investment securities for income tax purposes was $440,035,987. Net unrealized appreciation aggregated $17,707,024, of which $18,919,165 related to appreciated investment securities and $1,212,141 related to depreciated investment securities.

SPARTAN FLORIDA MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            MAY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 457,743,011
value (cost $440,028,330) -
See accompanying schedule

Cash                                          26,149

Receivable for fund shares                    159,029
sold

Interest receivable                           5,608,399

 TOTAL ASSETS                                 463,536,588

LIABILITIES

Payable for investments         $ 5,019,456
purchased Regular delivery

 Delayed delivery                10,317,806

Payable for fund shares          1,074,586
redeemed

Distributions payable            692,717

Accrued management fee           209,153

Other payables and accrued       2,364
expenses

 TOTAL LIABILITIES                            17,316,082

NET ASSETS                                   $ 446,220,506

Net Assets consist of:

Paid in capital                              $ 427,826,080

Accumulated undistributed net                 679,745
realized gain (loss)  on
investments

Net unrealized appreciation                   17,714,681
(depreciation) on investments

NET ASSETS, for 39,300,046                   $ 446,220,506
shares outstanding

NET ASSET VALUE, offering                     $11.35
price and redemption price
per share ($446,220,506
(divided by) 39,300,046
shares)

STATEMENT OF OPERATIONS
                                            SIX MONTHS ENDED MAY 31,
                                            1999 (UNAUDITED)

INTEREST INCOME                             $ 11,310,193

Expenses

Management fee                $ 1,247,304

Non-interested trustees'       761
compensation

 Total expenses before         1,248,065
reductions

 Expense reductions            (15,716)      1,232,349

NET INTEREST INCOME                          10,077,844

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities         1,071,258

 Futures contracts             (164,799)     906,459

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities         (9,919,320)

 Futures contracts             160,769       (9,758,551)

NET GAIN (LOSS)                              (8,852,092)

NET INCREASE (DECREASE) IN                  $ 1,225,752
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED MAY 31, 1999  YEAR ENDED NOVEMBER 30, 1998
                                 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 10,077,844                   $ 19,649,096

 Net realized gain (loss)         906,459                        4,177,788

 Change in net unrealized         (9,758,551)                    6,787,122
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,225,752                      30,614,006
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (10,077,844)                   (19,649,096)
From net interest income

 From net realized gain           (3,526,759)                    (1,809,138)

 TOTAL DISTRIBUTIONS              (13,604,603)                   (21,458,234)

Share transactions Net            56,646,297                     72,078,855
proceeds from sales of shares

 Reinvestment of distributions    8,044,991                      13,227,479

 Cost of shares redeemed          (54,603,580)                   (54,386,216)

 NET INCREASE (DECREASE) IN       10,087,708                     30,920,118
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   29,442                         15,554

  TOTAL INCREASE (DECREASE)       (2,261,701)                    40,091,444
IN NET ASSETS

NET ASSETS

 Beginning of period              448,482,207                    408,390,763

 End of period                   $ 446,220,506                  $ 448,482,207

OTHER INFORMATION
Shares

 Sold                             4,888,461                      6,244,717

 Issued in reinvestment of        697,538                        1,145,917
distributions

 Redeemed                         (4,727,956)                    (4,716,574)

 Net increase (decrease)          858,043                        2,674,060


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED MAY 31, 1999  YEARS ENDED NOVEMBER 30,

                               (UNAUDITED)                    1998                      1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 11.670                       $ 11.420                  $ 11.230   $ 11.180   $ 9.740
period

Income from Investment          .256                           .526                      .539       .546       .573
Operations Net interest
income

Net realized  and unrealized    (.231)                         .300                      .190       .054       1.439
gain (loss)

Total from investment           .025                           .826                      .729       .600       2.012
operations

Less Distributions

From net interest  income       (.256)                         (.526)                    (.539)     (.546)     (.573)

From net  realized gain         (.090)                         (.050)                    -          (.005)     -

Total distributions             (.346)                         (.576)                    (.539)     (.551)     (.573)

Redemption fees added to paid   .001                           .000                      .000       .001       .001
 in capital

Net asset value,  end of       $ 11.350                       $ 11.670                  $ 11.420   $ 11.230   $ 11.180
period

TOTAL RETURN B, C               0.21%                          7.40%                     6.69%      5.59%      21.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period     $ 446,221                      $ 448,482                 $ 408,391  $ 391,130  $ 395,991
(000 omitted)

Ratio of expenses to average    .55% A                         .55%                      .55%       .55%       .55%
net assets

Ratio of expenses to average    .54% A, E                      .55%                      .55%       .54% E     .55%
net assets after expense
reductions

Ratio of net interest income    4.44% A                        4.56%                     4.81%      4.96%      5.37%
to average net assets

Portfolio turnover rate         24% A                          24%                       25%        28%        65%





                               1994

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 11.290
period

Income from Investment          .587
Operations Net interest
income

Net realized  and unrealized    (1.352)
gain (loss)

Total from investment           (.765)
operations

Less Distributions

From net interest  income       (.587)

From net  realized gain         (.200)

Total distributions             (.787)

Redemption fees added to paid   .002
 in capital

Net asset value,  end of       $ 9.740
period

TOTAL RETURN B, C               (7.19)%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period     $ 335,551
(000 omitted)

Ratio of expenses to average    .54% D
net assets

Ratio of expenses to average    .54%
net assets after expense
reductions

Ratio of net interest income    5.49%
to average net assets

Portfolio turnover rate         49%


A ANNUALIZED

B THE TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income but does not include the effect of the $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31, 1999  PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN FL MUNICIPAL MONEY  1.35%          2.90%        16.94%        22.17%
MARKET

All Tax-Free Money Market   1.28%          2.74%        15.99%        n/a
Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on August 24, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past six months average represents a peer group of 14 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED MAY 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN FL MUNICIPAL MONEY    2.90%        3.18%         3.00%
MARKET

All Tax-Free Money Market     2.74%        3.02%         n/a
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS
                             5/31/99  3/1/99  11/30/98  8/31/98  6/1/98



Spartan Florida Municipal    2.79%    2.51%   2.85%     3.03%    3.45%
Money Market Fund



All Tax-Free Money Market    2.69%    2.42%   2.71%     2.80%    3.22%
Funds Average



Spartan Florida Municipal    4.36%    3.92%   4.45%     4.73%    5.39%
Money Market Fund -
Tax-equivalent



Portion of fund's income     3.16%    11.32%  3.80%     16.03%   20.13%
subject to state taxes

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average. Or you can look at the fund's tax-equivalent yield, which is based on an effective 1999 federal income tax rate of 36%. A portion of the fund's income may be subject to the federal alternative minimum tax. Figures for the all tax-free money market funds average are from IBC Financial Data, Inc.

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE

Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in
mind that the U.S. government
neither insures nor guarantees
a money market fund. In fact,
there is no assurance that a
money fund will maintain a $1
share price.
(checkmark)

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Orr)

An interview with Scott Orr, Portfolio Manager of Spartan Florida
Municipal Money Market Fund

Q. SCOTT, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE SIX MONTHS THAT ENDED MAY 31, 1999?

A. As the period began, the market remained under the shadow of the global turmoil that plagued it in the third and early fourth quarter of 1998. There were a lot of questions about the pace of U.S. economic growth and the direction of interest rates. However, early in the period, market participants interpreted some signs to mean that the economy would sustain the steady growth we witnessed over the past year. For example, in December, we saw reports that November's employment data was stronger than expected. As the month went on, it became more and more clear that the Federal Reserve Board would discontinue the rapid-fire interest-rate cuts it had employed to boost the markets from September through November 1998. Rates crept up from that point through the end of the period, as market observers tried to weigh what influence Fed action and emerging economic data might have on the future course of interest rates.

Q. WHAT HAPPENED MORE RECENTLY, OVER THE LAST THREE MONTHS OF THE
PERIOD?

A. In March and April, data indicated that inflation might not be as well-behaved as it had been in the recent past. Sentiment shifted from the expectation that Fed policy was going to be unchanged to one expecting a Fed rate increase. Such a hike would be employed by the Fed to curb economic growth and diminish inflationary pressures. By the end of May, the consensus viewpoint in the market was not "if" the Fed would raise short-term interest rates, but "when." At its May Open Market Committee meeting, the Fed added fuel to that fire when it announced a bias toward raising rates.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

A. The fund confronted its typical year-end challenge, as investors sought to shelter some of their assets from the Florida intangible tax levied at the end of each calendar year. There was an increase in net assets from $452 million at the beginning of the period to more than $1.2 billion at the turn of the year. By the end of January, net assets were back down to about $650 million. Handling the increase in assets dominated strategy at the beginning of the period, as I kept the fund as fully invested as possible to make sure it was appropriately invested to shield its assets from the tax. The fund's average maturity started the period at 47 days and dropped to nearly 20 days when I added very short-term securities for that turn-of-the-year period. From January on, I liquidated positions to meet anticipated redemptions. In addition, I was able to focus the fund to reflect my interest-rate outlook. Specifically, I looked for opportunities in the fixed-rate, one-year area to lock in rates that I felt reflected my expectations for higher rates.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on May 31, 1999, was 2.79%, compared to 2.85% six months ago. The more recent seven-day yield was the equivalent of a 4.36% taxable rate of return for Florida investors in the 36% federal income tax bracket. Through May 31, 1999, the fund's six-month total return was 1.35%, compared to 1.28% for the all tax-free money market funds average, according to IBC Financial Data, Inc.

Q. WHAT'S YOUR OUTLOOK?

A. As of the end of May, the economy remains strong, labor markets are tight and inflation looks like it might not be as subdued as it has been. In addition, the Fed has announced its inclination to raise interest rates to stave off inflationary pressures. I believe the Fed will make such a move, probably at either its June or August Open Market Committee meeting. Once the Fed raises rates, it may continue some sort of rate-hike approach to slow the economy, given its strength and the Fed's desire to quash inflation spurred by rapid economic growth and a tight labor market. It's conceivable the Fed would look to erase the effects of its rate cuts in late 1998, which were implemented largely to provide liquidity to the markets, not to supply fuel to the economy. In addition, the Fed may want to implement its policy well in advance of the new year, in an attempt to avoid changing interest-rate policy during a time when potential Year 2000 computer problems may occur. Indeed, a concern as we move toward the end of the year is the Year 2000 issue and its possible impact on municipal securities. As one of many factors we look at, we'll be paying close attention to this issue in the months ahead.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

FUND FACTS

GOAL: high current tax-free
income exempt from federal
income tax and the Florida
intangible tax, as is
consistent with the
preservation of capital and
liquidity

FUND NUMBER: 428

TRADING SYMBOL: FSFXX
SIZE: as of May 31, 1999,
more than $490 million

START DATE: August 24, 1992

MANAGER: Scott Orr, since
1997; manager, various
Fidelity and Spartan
municipal money market
funds; joined Fidelity in
1989
(checkmark)

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES

MATURITY DIVERSIFICATION

DAYS                        % OF FUND'S INVESTMENTS 5/31/99  % OF FUND'S  INVESTMENTS  % OF FUND'S  INVESTMENTS
                                                             11/30/98                  5/31/98

  0 - 30                     71                               60                        78

 31 - 90                     13                               24                        6

 91 - 180                    11                               9                         11

181 - 397                    5                                7                         5

WEIGHTED AVERAGE MATURITY

                            5/31/99                          11/30/98                  5/31/98

Spartan Florida Municipal   41 DAYS                          47 Days                   35 Days
Money Market Fund

All Tax-Free Money Market   38 DAYS                          45 Days                   36 Days
Funds Average *



ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF MAY 31, 1999             AS OF NOVEMBER 30, 1998

Variable Rate Demand Notes     Variable Rate Demand Notes
(VRDNs) 62.3%                  (VRDNs) 56.2%

Commercial Paper (including    Commercial Paper (including
CP Mode) 27.9%                 CP Mode) 35.1%

Tender Bonds 0.8%              Tender Bonds 3.0%

Municipal Notes 4.4%           Municipal Notes 2.5%

Other 4.6%                     Other 3.2%

Row: 1, Col: 1, Value: 62.0    Row: 1, Col: 1, Value: 56.2
Row: 1, Col: 2, Value: 0.0     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 27.8    Row: 1, Col: 3, Value: 35.1
Row: 1, Col: 4, Value: 0.0     Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 1.0     Row: 1, Col: 5, Value: 3.0
Row: 1, Col: 6, Value: 0.0     Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 4.4     Row: 1, Col: 7, Value: 2.5
Row: 1, Col: 8, Value: 4.6     Row: 1, Col: 8, Value: 3.2


SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND
INVESTMENTS MAY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

MUNICIPAL SECURITIES - 100.0%

                                PRINCIPAL AMOUNT                 VALUE (NOTE 1)

COLORADO - 0.3%

Colorado Student Oblig. Auth.   $ 1,300,000                      $ 1,300,000
Series 1999 A2, 3.4% (AMBAC
Insured), VRDN (a)(d)

FLORIDA - 96.6%

Brevard County School Board      10,000,000                       10,037,809
RAN 3.5% 5/6/00

Broward County Hsg. Fin.         1,800,000                        1,800,000
Auth. Multi-family Hsg.
(Palm Aire-Oxford Proj.)
Series 1990, 3.4%
(Continental Casualty Co.
Guaranteed), VRDN (a)

Broward County Ind. Dev.         1,050,000                        1,050,000
Auth. Ind. Dev. Rev. (RIB
Associates Proj.) Series
1989, 3.35%, LOC SunTrust
Bank, Central FL NA, VRDN
(a)(d)

Broward County Ind. Dev. Rev.:

(Femc & Fast Industries,         1,500,000                        1,500,000
Inc.) 3.35%, LOC Suntrust
Bank, South Florida NA, VRDN
(a)(d)

(Heico Aerospace Corp. Proj.)    1,000,000                        1,000,000
3.35%, LOC Suntrust Bank,
South Florida NA, VRDN (a)(d)

Clay County Hsg. Fin. Auth.      2,545,000                        2,545,000
Rev. Participating VRDN
Series PT 61, 3.39%
(Liquidity Facility
Bayerische Hypo-und
Vereinsbank AG) (a)(d)(f)

Collier County Ind. Dev.         5,500,000                        5,500,000
Auth. (Cmnty. School of
Naples Proj.) Series 1999,
3.3%, LOC NationsBank NA,
VRDN (a)

Dade County Gen. Oblig. Bonds    3,605,000                        3,614,921
Series I, 6.8% 7/1/99 (AMBAC
Insured)

Dade County Hsg. Fin. Auth.      5,370,000                        5,370,000
Participating VRDN Series
1995 B, 3.39% (Liquidity
Facility Bank of America
Nat'l. Trust & Savings
Assoc.) (a)(f)

Dade County Ind. Dev. Rev.:

(Guastafeste Proj.):

Series 1987, 3.35%, LOC          2,475,000                        2,475,000
SunTrust Bank, Central FL
NA, VRDN (a)(d)

Series 1991, 3.35%, LOC          1,275,000                        1,275,000
SunTrust Bank, Miami NA,
VRDN (a)(d)

(Royal Store Fixtures Corp.      1,780,000                        1,780,000
Proj.) 3.35%, LOC SunTrust
Bank, Miami NA, VRDN (a)(d)

Dade County Multi-family Hsg.    28,475,000                       28,475,000
Rev. (Biscayne View Apts.
Proj.) Series 1993, 3.6%
(Monumental Life Ins. Co.
Guaranteed), VRDN (a)(d)

Dade County Spl. Oblig.          5,995,000                        5,995,000
Participating VRDN Series MS
98 105, 3.37% (Liquidity
Facility Morgan Stanley,
Dean Witter & Co.) (a)(f)

Dade County Wtr. & Swr. Rev.     10,110,000                       10,110,000
Participating VRDN  Series
SG 74, 3.32% (Liquidity
Facility Societe Generale,
France) (a)(f)

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT                 VALUE (NOTE 1)

FLORIDA - CONTINUED

Escambia County Hsg. Fin.       $ 1,520,000                      $ 1,520,000
Auth. Participating VRDN
Series PA 129, 3.39%
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(d)(f)

Escambia County Poll. Cont.      4,775,000                        4,775,000
Rev. Rfdg. (Monsanto Co.
Proj.) Series 1994, 3.4%,
VRDN (a)

Escambia County Solid Waste      5,300,000                        5,300,000
Disp. Rev. (Monsanto Co.
Proj.) Series 1993, 3.5%,
VRDN (a)(d)

Florida Board of Ed.:

Bonds Series A, 4.25% 1/1/00     2,875,000                        2,890,505

Participating VRDN:

Series 57, 3.37% (Liquidity      11,370,000                       11,370,000
Facility Morgan Stanley,
Dean Witter & Co.) (a)(f)

Series 96C0905, Class A,         9,900,000                        9,900,000
3.34% (Liquidity Facility
Citibank, New York NA) (a)(f)

Series SG 22, 3.32%              8,970,000                        8,970,000
(Liquidity Facility Societe
Generale, France) (a)(f)

Lottery Rev. Bonds Series B,     4,500,000                        4,504,079
4.5% 7/1/99 (FGIC Insured)

Rfdg. Bonds (Pub. Ed.) Series    3,305,000                        3,305,000
C, 4% 6/1/99

Florida Cap. Projects Fin.       14,800,000                       14,800,000
Auth. (Florida Hosp. Assoc.
Cap. Proj.) Series 1998 A,
3.4% (FSA Insured), VRDN (a)

Florida Div. Board Fin. Dept.    13,395,000                       13,395,000
Gen. Svcs. Rev.
Participating VRDN Series
61, 3.37% (Liquidity
Facility Morgan Stanley,
Dean Witter & Co.) (a)(f)

Florida Hsg. Fin. Agcy.:

(Banyan Bay Apts. Proj.)         5,275,000                        5,275,000
3.45%, LOC PNC Bank NA, VRDN
(a)(d)

(Heron Parkway Proj.) 3.45%,     5,800,000                        5,800,000
LOC NationsBank NA, VRDN
(a)(d)

Rfdg.:

(Brandon-Oxford Proj.) Series    13,100,000                       13,100,000
1990 C, 3.4% (Continental
Casualty Co. Guaranteed),
VRDN (a)

(Hillsborough-Oxford Proj.)      5,590,000                        5,590,000
Series D, 3.4% (Continental
Casualty Co. Guaranteed),
VRDN (a)

Florida Hsg. Fin. Agcy.          4,400,000                        4,400,000
Homeowner Mtg. Rev.
Participating VRDN Series
FR/RI 12, 3.45% (Liquidity
Facility Bank of New York
NA) (a)(d)(f)

Florida Local Govt. Fin.
Commission:

Series A, 3.2% 9/9/99, LOC       5,810,000                        5,810,000
First Union Nat'l. Bank of
North Carolina, CP

Series B, 3.2% 9/7/99, LOC       3,500,000                        3,500,000
First Union Nat'l. Bank of
North Carolina, CP (d)

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT                 VALUE (NOTE 1)

FLORIDA - CONTINUED

Florida Muni. Pwr. Agcy.
Series A:

3.15% 9/15/99, LOC First        $ 6,865,000                      $ 6,865,000
Union Nat'l. Bank of North
Carolina, CP

3.2% 7/22/99, LOC First Union    1,990,000                        1,990,000
Nat'l. Bank of North
Carolina, CP

3.2% 9/16/99, LOC First Union    5,245,000                        5,245,000
Nat'l. Bank of North
Carolina, CP

Gulf Breeze Gen. Oblig.          3,125,000                        3,125,000
Series 1995 A, 3.35%, LOC
NationsBank NA, VRDN (a)

Halifax Hosp. Med. Ctr. TAN      3,625,000                        3,637,442
3.5% 3/15/00, LOC
NationsBank NA

Hillsborough County Aviation     5,100,000                        5,100,000
Auth. Rev. Second Series,
3.1% 8/13/99, LOC Nat'l.
Westminster Bank PLC, CP (d)

Hillsborough County Ind. Dev.
Auth. Ind. Dev. Rev. (Vigo
Importing Co. Proj.):

3.4%, LOC NationsBank NA,        1,175,000                        1,175,000
VRDN (a)(d)

3.95%, LOC Barnett Bank NA,      1,300,000                        1,300,000
VRDN (a)(d)

Hillsborough County              2,700,000                        2,700,000
Multi-family Rev. (Brandon
Crossing Apts.) Series 1998
A, 3.45%, LOC Amsouth Bank,
Birmingham, VRDN (a)(d)

Indian River County Hosp.        2,500,000                        2,500,000
District Hosp. Rev. Bonds
Series 1989, 3.15% tender
8/12/99, LOC Kredietbank NV,
CP mode

Inland Protection Fin. Corp.     5,855,000                        5,903,640
Spl. Oblig. Rev. Bonds 4.5%
1/1/00 (FSA Insured)

Jacksonville Health              14,660,000                       14,660,000
Facilities Auth. Hosp. Rev.
Participating VRDN Series
1996 M, 3.32% (Liquidity
Facility Caisse des Depots
et Consignations) (a)(f)

Jacksonville Health              1,800,000                        1,800,000
Facilities Rev. (Faculty
Practice Assoc.) 3.3%, LOC
NationsBank NA, VRDN (a)

Jacksonville Poll. Cont. Rev.
Rfdg. Bonds (Florida Pwr. &
Lt. Co. Proj.):

Series 1992, 3.2% tender         3,900,000                        3,900,000
2/10/00, CP mode

Series 1994, 3.2% tender         3,500,000                        3,500,000
9/13/99, CP mode

Lee County Hosp. Board Hosp.
Rev. Bonds (Lee Memorial
Hosp. Proj.):

Series 1985D:

3.25% tender 6/18/99             4,200,000                        4,200,000
(Liquidity Facility SunTrust
Bank, Central FL NA), CP mode

3.3% tender 6/18/99              500,000                          500,000
(Liquidity Facility SunTrust
Bank, Central FL NA), CP mode

Series 1992B, 3.45% tender       5,800,000                        5,800,000
6/18/99, CP mode

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT                 VALUE (NOTE 1)

FLORIDA - CONTINUED

Lee County Hosp. Board Hosp.
Rev. Bonds (Lee Memorial
Hosp. Proj.): - continued

Series 1995 A, 3.15% tender     $ 11,400,000                     $ 11,400,000
6/18/99 (Liquidity Facility
SunTrust Bank, Central FL
NA), CP mode

Series 1995A, 3.35% tender       2,500,000                        2,500,000
6/17/99, CP mode

Series 1997 B:

3.25% tender 6/10/99             7,600,000                        7,600,000
(Liquidity Facility SunTrust
Bank, Central FL NA), CP mode

3.4% tender 6/11/99              2,100,000                        2,100,000
(Liquidity Facility SunTrust
Bank, Central FL NA), CP mode

3.5% tender 6/25/99              1,000,000                        1,000,000
(Liquidity Facility SunTrust
Bank, Central FL NA), CP mode

Lee County Ind. Dev. Auth.       2,250,000                        2,250,000
Edl. Facilities Rev.
(Canterbury School Income
Proj.) 3.3%, LOC Suntrust
Bank, South Florida NA, VRDN
(a)

Miami Dade County Ind. Dev.      3,020,000                        3,020,000
Auth. Rev. (Edron Fixture
Corp. Proj.) Series 1999B,
3.35%, LOC SunTrust Bank,
Miami NA, VRDN (a)(d)

Miami Dade County School         4,000,000                        4,001,917
District TAN 4% 6/30/99

Miami Dade County Single         2,800,000                        2,800,000
Family Mtg. Rev. Bonds
Series 1998 B, 3.45%, tender
10/1/99 (FGIC Guaranteed) (d)

Okeechobee County Solid Waste    7,500,000                        7,500,000
Rev. (Chambers Waste Sys.
Proj.) Series 1992, 3.4%,
LOC Morgan Guaranty Trust
Co., NY, VRDN (a)(d)

Orange County Hsg. Fin. Auth.    5,950,000                        5,950,000
(Westlake Club Proj.)
Series 1991 A, 3.35%
(Continental Casualty Co.
Guaranteed), VRDN (a)

Orange County Hsg. Fin. Auth.
Multi-family Hsg. Rev.:

(Falcon Trace Apt.) Series       4,050,000                        4,050,000
1998 D, 3.35%, LOC Amsouth
Bank, Birmingham, VRDN (a)(d)

(Regal Pointe Apts.) Series      5,893,000                        5,893,000
1997 A, 3.45%, LOC
NationsBank NA, VRDN (a)(d)

(Wtr. View Club) Series 1997     4,000,000                        4,000,000
D, 3.35%, LOC Key Bank, NA,
VRDN (a)(d)

Orange County Tourist Dev.       6,400,000                        6,400,000
Tax Rev. Participating VRDN
Series 1998 96, 3.4%
(Liquidity Facility Morgan
Stanley, Dean Witter & Co.)
(a)(f)

Orlando Util. Commission Wtr.
& Elec. Rev.:

Bonds Sub-Series C, 7%           2,500,000                        2,579,614
10/1/23 (Pre-Refunded to
10/1/99 @ 102) (e)

Rfdg. Participating VRDN         4,365,000                        4,365,000
Series SG 18, 3.32%
(Liquidity Facility Societe
Generale, France) (a)(f)

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT                 VALUE (NOTE 1)

FLORIDA - CONTINUED

Palm Beach County Health        $ 3,800,000                      $ 3,800,000
Facilities Auth. Rev. Bonds
3.2% tender 7/22/99 (MBIA
Insured) (Liquidity Facility
Credit Swiss First Boston,
Inc.), CP mode

Palm Beach County Hsg. Fin.      1,020,000                        1,020,000
Auth. Bonds 3.75%, tender
7/1/99 (FGIC Guaranteed) (d)

Palm Beach County Rev. (Saint    4,000,000                        4,000,000
Andrews School Boca Raton)
Series 1998, 3.3%, LOC
NationsBank NA, VRDN (a)

Pinellas County Ind. Council     2,100,000                        2,100,000
Ind. Dev. Rev. (Hunter
Douglas, Inc.) 3.35%, LOC
ABN-AMRO Bank NV, VRDN (a)(d)

Polk County Ind. Dev. Auth.      5,000,000                        5,000,000
Ind. Dev. Rev. (Farmland
Hydro LP Proj.) 3.35%, LOC
RaboBank Nederland Coop.
Central, VRDN (a)(d)

Reedy Creek Impt. District       9,900,000                        9,900,000
Participating VRDN Series
96C0904 Class A, 3.34%
(Liquidity Facility
Citibank, New York NA) (a)(f)

Saint Johns County Ind. Dev.     2,940,000                        2,940,000
Auth. Rev. (V.A.W. of
America) Series 1997, 3.3%,
LOC NationsBank NA, VRDN (a)

Saint Lucie County Poll.
Cont. Rev. Bonds (Florida
Pwr. & Lt. Co. Proj.):

Series 1992A, 3.15% tender       15,125,000                       15,125,000
8/10/99, CP mode

Series 1994A, 3.05% tender       3,500,000                        3,500,000
9/10/99, CP mode

Saint Petersburg Cap. Impt.
Rev.:

(Arpt. Proj.) Series 1997 C,     1,340,000                        1,340,000
3.35%, LOC Suntrust Bank,
Tampa Bay, VRDN (a)(d)

(Florida Int'l. Museum Proj.)    3,000,000                        3,000,000
Series 1997 A, 3.3%, LOC
Suntrust Bank, Tampa Bay,
VRDN (a)

Sarasota County Hosp.
District Hosp. Rev. Bonds
(Sarasota Memorial Hosp.
Proj.) Series A:

3.15% tender 8/9/99              2,000,000                        2,000,000
(Liquidity Facility SunTrust
Bank, Central FL NA), CP mode

3.2% tender 8/12/99              7,700,000                        7,700,000
(Liquidity Facility SunTrust
Bank, Central FL NA), CP mode

3.2% tender 9/13/99, CP mode     3,000,000                        3,000,000

3.2% tender 9/14/99, CP mode     3,500,000                        3,500,000

Sarasota County Pub. Hosp.       12,200,000                       12,200,000
Board Participating VRDN
Series 1998 99, 3.37%
(Liquidity Facility Morgan
Stanley, Dean Witter & Co.)
(a)(f)

Sunrise Util. Sys. Rev.
Participating VRDN:

Series SGB 16, 3.37%             5,030,000                        5,030,000
(Liquidity Facility Societe
Generale, France) (a)(f)

Series SGB 17, 3.37%             2,325,000                        2,325,000
(Liquidity Facility Societe
Generale, France) (a)(f)

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT                 VALUE (NOTE 1)

FLORIDA - CONTINUED

Sunshine State Govt. Fing.
Commission Rev.:

Bonds Series 1986, 3.2%         $ 5,600,000                      $ 5,600,000
tender 8/12/99 (AMBAC
Insured) (Liquidity Facility
UBS AG, Toronto Dominion
Bank), CP mode

Series A, 3.3% 7/14/99 (AMBAC    2,325,000                        2,325,000
Insured) (FGIC Insured)
(Liquidity Facility Bank of
Nova Scotia), CP (d)

Tampa Sports Auth. Rev.          14,000,000                       14,000,000
Participating VRDN Series
SGA 61, 3.35% (Liquidity
Facility Societe Generale,
France) (a)(f)

West Orange Memorial Hosp.
Tax District Rev. Bonds
Series 1991 A1:

3.15% tender 8/19/99, LOC        2,000,000                        2,000,000
RaboBank Nederland Coop.
Central, CP mode

3.2% tender 7/22/99, LOC         2,100,000                        2,100,000
RaboBank Nederland Coop.
Central, CP mode

                                                                  471,547,927

NEW YORK - 0.7%

Nassau County Gen. Oblig. BAN    3,500,000                        3,502,913
Series 1999 A, 3.5% 8/17/99

PENNSYLVANIA - 2.4%

Carbon County Ind. Dev. Auth.    11,445,000                       11,445,000
Resource Recovery Rev. Bonds
(Panther Creek Partners
Proj.) Series 1991A, 3.1%
tender 9/16/99, LOC Nat'l.
Westminster Bank PLC, CP
mode (d)

                                SHARES

OTHER - 0.0%

Municipal Central Cash Fund      118,000                          118,000
(b)(c)

TOTAL INVESTMENT IN                                               $ 487,913,840
SECURITIES - 100%
(Cost $487,913,840)


Total Cost for Income Tax Purposes $ 487,913,840

SECURITY TYPE ABBREVIATIONS

BAN  - BOND ANTICIPATION NOTE
CP   - COMMERCIAL PAPER
RAN  - REVENUE ANTICIPATION NOTE
TAN  - TAX ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(c) At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.26%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(e) Security collateralized by an amount sufficient to pay interest and principal.

(f) Provides evidence of ownership in one or more underlying municipal bonds.

INCOME TAX INFORMATION

At November 30, 1998, the fund had a capital loss carryforward of approximately $54,000 of which $22,000, $4,000, $10,000 and $18,000 will expire on November 30, 2002, 2003, 2004 and 2005, respectively.

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                           MAY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 487,913,840
value -  See accompanying
schedule

Receivable for fund shares                  756,796
sold

Interest receivable                         3,529,937

 TOTAL ASSETS                               492,200,573

LIABILITIES

Payable to custodian bank      $ 29,509

Payable for fund shares         1,401,962
redeemed

Distributions payable           107,660

Accrued management fee          212,624

Other payables and accrued      1,660
expenses

 TOTAL LIABILITIES                          1,753,415

NET ASSETS                                 $ 490,447,158

Net Assets consist of:

Paid in capital                            $ 490,468,480

Accumulated undistributed net               (21,322)
realized gain (loss)  on
investments

NET ASSETS, for 490,468,480                $ 490,447,158
shares outstanding

NET ASSET VALUE, offering                   $1.00
price and redemption price
per share ($490,447,158
(divided by) 490,468,480
shares)

STATEMENT OF OPERATIONS
                                           SIX MONTHS ENDED MAY 31,
                                           1999 (UNAUDITED)

INTEREST  INCOME                           $ 9,703,276

EXPENSES

Management fee                $ 1,537,221

Non-interested trustees'       1,005
compensation

 Total expenses before         1,538,226
reductions

 Expense reductions            (187,825)    1,350,401

NET INTEREST INCOME                         8,352,875

REALIZED AND UNREALIZED GAIN                32,742
(LOSS)
Net realized gain (loss) on
investment securities

NET INCREASE (DECREASE) IN                 $ 8,385,617
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED MAY 31, 1999  YEAR ENDED NOVEMBER 30, 1998
                                 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 8,352,875                    $ 15,116,587

 Net realized gain (loss)         32,742                         1,483

 NET INCREASE (DECREASE) IN       8,385,617                      15,118,070
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (8,352,875)                    (15,116,587)
from net interest income

Share transactions (at net        983,482,282                    904,250,975
asset value of $1.00 per
share) Proceeds from sales
of shares

 Reinvestment of                  7,254,490                      14,292,014
distributions from net
interest income

 Cost of shares redeemed          (953,199,995)                  (887,072,623)

 NET INCREASE (DECREASE) IN       37,536,777                     31,470,366
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       37,569,519                     31,471,849
IN NET ASSETS

NET ASSETS

 Beginning of period              452,877,639                    421,405,790

 End of period                   $ 490,447,158                  $ 452,877,639


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED MAY 31, 1999  YEARS ENDED NOVEMBER 30,

                               (UNAUDITED)                    1998                      1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 1.000                        $ 1.000                   $ 1.000    $ 1.000    $ 1.000
period

Income from Investment          .013                           .031                      .032       .031       .035
Operations Net interest
income

Less Distributions

From net interest  income       (.013)                         (.031)                    (.032)     (.031)     (.035)

Net asset value,  end of       $ 1.000                        $ 1.000                   $ 1.000    $ 1.000    $ 1.000
period

TOTAL RETURN B, C               1.35%                          3.17%                     3.29%      3.17%      3.57%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period     $ 490,447                      $ 452,878                 $ 421,406  $ 402,278  $ 363,396
(000 omitted)

Ratio of expenses to average    .50% A                         .50%                      .50%       .50%       .50%
net assets

Ratio of expenses to average    .44% A, E                      .48% E                    .49% E     .47% E     .50%
net assets after expense
reductions

Ratio of net interest income    2.72% A                        3.13%                     3.21%      3.15%      3.52%
to average net assets





                               1994

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 1.000
period

Income from Investment          .024
Operations Net interest
income

Less Distributions

From net interest  income       (.024)

Net asset value,  end of       $ 1.000
period

TOTAL RETURN B, C               2.47%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period     $ 337,530
(000 omitted)

Ratio of expenses to average    .46% D
net assets

Ratio of expenses to average    .46%
net assets after expense
reductions

Ratio of net interest income    2.43%
to average net assets


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended May 31, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Florida Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan Florida Municipal Money Market Fund (the money market fund) is a fund of Fidelity Court Street Trust
II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Florida. The following summarizes the significant accounting policies of the income fund and the money money market fund:

SECURITY VALUATION.

INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of market discount represents unrealized gain until realized at the time of a security disposition or maturity.

EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income

1. SIGNIFICANT ACCOUNTING

POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and losses deferred due to futures. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to
 .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may

2. OPERATING POLICIES -

CONTINUED

WHEN-ISSUED SECURITIES - CONTINUED

arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. PURCHASES AND SALES OF INVESTMENTS.

INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $66,197,523 and $53,758,026, respectively.

The market value of futures contracts opened and closed during the period amounted to $5,206,510 and $11,490,878, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for the income and money market funds, respectively.

FMR also bears the cost of providing shareholder services to the money market fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $2,304 for the period.

SUB-ADVISER FEE. As the income (effective January 1, 1999) and the money market funds' investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The money market fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, FMR has borne the cost of the fund's premium payable to FIDFUNDS.

5. EXPENSE REDUCTIONS.

FMR has entered into arrangements on behalf of each fund with the funds' custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable funds' expenses. During the period, the income and money market funds' expenses were reduced by $15,716 and $187,825, respectively, under these arrangements.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)
TOUCHTONE XPRESS
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER,
MONEY MARKET FUND

Fidelity Investments
 Money Management, Inc. (FIMM),
Merrimack, NH

OFFICERS

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Fred L. Henning, Jr., Vice President

Dwight D. Churchill, Vice President
Income Fund

Boyce I. Greer, Vice President
Money Market Fund

Christine J. Thompson, Vice President
Income Fund

Scott A. Orr, Vice President
Money Market Fund

Eric D. Roiter, Secretary

Richard A. Silver, Treasurer

Matthew N. Karstetter, Deputy Treasurer

Stanley N. Griffith, Assistant Vice President

John H. Costello, Assistant Treasurer

Leonard M. Rush, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

E. Bradley Jones *

Donald J. Kirk *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

TRANSFER AND SHAREHOLDER
SERVICING AGENT

UMB Bank, n.a.
Kansas City, MO

and

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

THE FIDELITY TELEPHONE CONNECTION

MUTUAL FUND 24-HOUR SERVICE

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

TouchTone Xpress (registered trademark)(automated graphic)
1-800-544-5555

(automated graphic) AUTOMATED LINE FOR QUICKEST SERVICE

SFC-SANN-0799   80214
1.704910.101

(Fidelity Logo Graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


SPARTAN(REGISTERED TRADEMARK)
CONNECTICUT MUNICIPAL
FUNDS

AND

FIDELITY
CONNECTICUT MUNICIPAL
MONEY MARKET FUND

SEMIANNUAL REPORT

MAY 31, 1999

CONTENTS

PRESIDENT'S MESSAGE            3   NED JOHNSON ON INVESTING
                                   STRATEGIES

SPARTAN CONNECTICUT MUNICIPAL
INCOME FUND

                               4   PERFORMANCE

                               7   FUND TALK: THE MANAGER'S
                                   OVERVIEW

                               10  INVESTMENT CHANGES

                               11  INVESTMENTS

                               19  FINANCIAL STATEMENTS

SPARTAN CONNECTICUT MUNICIPAL
MONEY MARKET FUND

                               23  PERFORMANCE

                               25  FUND TALK: THE MANAGER'S
                                   OVERVIEW

                               27  INVESTMENT CHANGES

                               28  INVESTMENTS

                               31  FINANCIAL STATEMENTS

FIDELITY CONNECTICUT
MUNICIPAL MONEY MARKET FUND

                               35  PERFORMANCE

                               37  FUND TALK: THE MANAGER'S
                                   OVERVIEW

                               39  INVESTMENT CHANGES

                               40  INVESTMENTS

                               45  FINANCIAL STATEMENTS

NOTES                          49  NOTES TO THE FINANCIAL
                                   STATEMENTS



Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(recycle logo)This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:

After its first-ever close above 11,000 on the first trading day of May, the Dow Jones Industrial Average dropped over 450 points by month's end. The Federal Reserve Board's shift in bias toward raising rates to ward off inflation contributed to the decline. Government securities followed a similar path during May, as expectations of an eventual boost in interest rates drove the price of the bellwether 30-year Treasury consistently downwards.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN CT MUNICIPAL INCOME  0.45%          3.98%        37.90%        98.56%

LB Connecticut 4 Plus Year   0.85%          4.67%        41.43%        n/a
Enhanced  Municipal Bond

Connecticut Municipal Debt   0.41%          3.82%        35.97%        97.40%
Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Connecticut investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 28 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED MAY 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN CT MUNICIPAL INCOME    3.98%        6.64%         7.10%

LB Connecticut 4 Plus Year     4.67%        7.18%         n/a
Enhanced  Municipal Bond

Connecticut Municipal Debt     3.82%        6.34%         7.04%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS

             Spartan CT Muni Income      LB Municipal Bond
             00407                       LB015
  1989/05/31      10000.00                    10000.00
  1989/06/30      10167.17                    10135.80
  1989/07/31      10277.55                    10273.75
  1989/08/31      10169.21                    10173.17
  1989/09/30      10138.83                    10142.85
  1989/10/31      10259.07                    10266.90
  1989/11/30      10410.47                    10446.57
  1989/12/31      10477.72                    10532.02
  1990/01/31      10384.84                    10482.21
  1990/02/28      10479.24                    10575.50
  1990/03/31      10497.52                    10578.67
  1990/04/30      10333.65                    10502.08
  1990/05/31      10590.68                    10731.34
  1990/06/30      10698.28                    10825.67
  1990/07/31      10857.45                    10984.81
  1990/08/31      10662.23                    10825.31
  1990/09/30      10731.16                    10831.48
  1990/10/31      10893.09                    11027.96
  1990/11/30      11128.06                    11249.73
  1990/12/31      11178.85                    11298.67
  1991/01/31      11302.91                    11450.30
  1991/02/28      11374.07                    11549.92
  1991/03/31      11392.27                    11554.07
  1991/04/30      11537.06                    11707.74
  1991/05/31      11639.36                    11811.82
  1991/06/30      11549.39                    11800.13
  1991/07/31      11686.48                    11943.86
  1991/08/31      11813.45                    12101.16
  1991/09/30      11919.39                    12258.71
  1991/10/31      12036.89                    12369.04
  1991/11/30      12065.88                    12403.55
  1991/12/31      12361.57                    12669.73
  1992/01/31      12380.36                    12698.62
  1992/02/29      12386.47                    12702.68
  1992/03/31      12329.86                    12707.38
  1992/04/30      12395.03                    12820.48
  1992/05/31      12564.78                    12971.38
  1992/06/30      12812.32                    13189.04
  1992/07/31      13211.56                    13584.44
  1992/08/31      13024.57                    13451.99
  1992/09/30      13113.74                    13539.97
  1992/10/31      12890.25                    13406.87
  1992/11/30      13238.31                    13646.99
  1992/12/31      13377.44                    13786.33
  1993/01/31      13576.92                    13946.66
  1993/02/28      14128.94                    14451.11
  1993/03/31      13936.69                    14298.36
  1993/04/30      14065.14                    14442.63
  1993/05/31      14147.40                    14523.80
  1993/06/30      14398.01                    14766.20
  1993/07/31      14419.33                    14785.55
  1993/08/31      14746.39                    15093.38
  1993/09/30      14925.22                    15265.30
  1993/10/31      14933.20                    15294.76
  1993/11/30      14802.01                    15160.01
  1993/12/31      15113.52                    15480.04
  1994/01/31      15288.42                    15656.82
  1994/02/28      14867.82                    15251.31
  1994/03/31      14191.37                    14630.28
  1994/04/30      14313.29                    14754.34
  1994/05/31      14398.58                    14882.26
  1994/06/30      14309.17                    14791.33
  1994/07/31      14596.37                    15062.46
  1994/08/31      14629.21                    15114.57
  1994/09/30      14388.83                    14892.69
  1994/10/31      14068.34                    14628.20
  1994/11/30      13675.88                    14363.72
  1994/12/31      14053.19                    14679.86
  1995/01/31      14502.91                    15099.41
  1995/02/28      14946.32                    15538.50
  1995/03/31      15105.90                    15717.04
  1995/04/30      15123.17                    15735.59
  1995/05/31      15593.64                    16237.71
  1995/06/30      15453.33                    16096.44
  1995/07/31      15541.90                    16249.04
  1995/08/31      15758.19                    16455.07
  1995/09/30      15885.21                    16559.24
  1995/10/31      16087.04                    16800.01
  1995/11/30      16330.13                    17078.72
  1995/12/31      16459.18                    17242.85
  1996/01/31      16602.71                    17373.03
  1996/02/29      16521.58                    17255.76
  1996/03/31      16298.14                    17035.23
  1996/04/30      16263.96                    16987.02
  1996/05/31      16232.67                    16980.23
  1996/06/30      16437.51                    17165.14
  1996/07/31      16569.09                    17321.34
  1996/08/31      16550.55                    17317.19
  1996/09/30      16757.74                    17559.63
  1996/10/31      16951.89                    17758.23
  1996/11/30      17252.00                    18083.20
  1996/12/31      17156.58                    18007.25
  1997/01/31      17216.05                    18041.29
  1997/02/28      17361.12                    18206.91
  1997/03/31      17124.73                    17964.21
  1997/04/30      17259.61                    18114.57
  1997/05/31      17491.27                    18387.01
  1997/06/30      17673.55                    18582.83
  1997/07/31      18190.70                    19097.58
  1997/08/31      17994.80                    18918.63
  1997/09/30      18226.70                    19143.20
  1997/10/31      18334.17                    19266.29
  1997/11/30      18438.50                    19379.57
  1997/12/31      18723.75                    19662.32
  1998/01/31      18914.31                    19865.24
  1998/02/28      18901.57                    19871.20
  1998/03/31      18895.17                    19888.68
  1998/04/30      18820.82                    19798.99
  1998/05/31      19096.96                    20112.40
  1998/06/30      19154.65                    20191.65
  1998/07/31      19180.71                    20242.33
  1998/08/31      19475.44                    20555.07
  1998/09/30      19735.28                    20811.19
  1998/10/31      19710.20                    20810.77
  1998/11/30      19766.93                    20883.82
  1998/12/31      19810.35                    20936.45
  1999/01/31      20111.29                    21185.38
  1999/02/28      19956.56                    21092.80
  1999/03/31      19947.39                    21122.12
  1999/04/30      20005.08                    21174.71
  1999/05/28      19856.12                    21052.11
IMATRL PRASUN   SHR__CHT 19990531 19990611 104513 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Connecticut Municipal Income Fund on May 31, 1989. As the chart shows, by May 31, 1999, the value of the investment would have grown to $19,856 - a 98.56% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,052 - a 110.52% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED  MAY 31,  YEARS ENDED NOVEMBER 30,

                  1999                       1998                      1997   1996   1995    1994

Dividend returns  2.27%                      4.92%                     5.19%  5.29%  6.62%   5.28%

Capital returns   -1.82%                     2.28%                     1.69%  0.36%  12.79%  -12.89%

Total returns     0.45%                      7.20%                     6.88%  5.65%  19.41%  -7.61%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1999  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share         4.47(cents)   26.31(cents)   53.11(cents)

Annualized dividend rate    4.63%         4.59%          4.61%

30-day annualized yield     4.04%         -              -

30-day annualized           6.61%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.37 over the past one month, $11.50 over the past six months and $11.51 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.88% combined effective 1999 federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Despite a continued decline in new
issues that helped create a stable
supply and demand environment
for municipal bonds, the market for
municipal securities deteriorated
during the six-month period that
ended May 31, 1999. During this
time, the Lehman Brothers Municipal
Bond Index - an index of
approximately 50,000
investment-grade, fixed-rate
tax-exempt bonds - returned
0.81%. In comparison, the Lehman
Brothers Aggregate Bond Index -
a widely followed measure of
taxable bond performance -
declined 0.76% during the same
period. While municipal bonds
outperformed taxable bonds over
the six-month period, the municipal
market struggled as investors
anticipated that interest rates may
increase in an effort to slow the
booming U.S. economy and fight the
threat of inflation. Although there is
no consistent agreement among
economists that the Federal Reserve
Board will increase interest rates at
its next meeting, yields - which
move in the opposite direction of
prices - increased during the
period, causing municipal securities
to trade lower. Late in the period,
investors sold bonds in response to a
stronger-than-expected
consumer-price index in April. After
the Federal Reserve Board's policy
meeting in early May, municipal
bonds came under further pressure
as the Fed shifted its bias toward
tighter monetary policy and higher
interest rates, although it did not
raise rates at that time.

(photograph of George Fischer)

An interview with George Fischer, Portfolio Manager of Spartan
Connecticut Municipal Income Fund

Q. HOW DID THE FUND PERFORM, GEORGE?

A. For the six-month period that ended May 31, 1999, the fund had a total return of 0.45%. To get a sense of how the fund did relative to its competitors, the Connecticut municipal debt funds average returned 0.41% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 0.85% for the same six-month period. For the 12-month period that ended May 31, 1999, the fund had a total return of 3.98%. That compared to the Connecticut municipal debt funds average's 3.82% return and the Lehman Brothers index's 4.67% return for the same 12-month period.

Q. WHAT SECURITIES HELPED GIVE THE FUND A SLIGHT PERFORMANCE EDGE OVER ITS PEERS DURING THE PAST SIX MONTHS?

A. The fund's performance benefited from the advance refunding of bonds issued by Sacred Heart University and Quinnipiac College.
Through a somewhat complex process that involves issuing new debt at lower interest rates to retire older, more expensive debt, the advance refunding of those bonds helped boost their performance.

Q. WERE THERE OTHER POSITIVES FOR THE FUND'S SIX-MONTH PERFORMANCE?

A. The way in which I managed the fund's duration - its sensitivity to changing interest rates - also was a modest contributor to its outperformance relative to its peers. When interest rates moved substantially higher - instead of lower - from January through May, funds with relatively long durations generally suffered the most. Rather than trying to predict the direction of interest rates, I manage the fund to have a duration that approximates that of the municipal market, as measured by the Lehman Brothers Connecticut 4 Plus Year Municipal Bond Index. By doing so, I avoided the potential underperformance that could have occurred if the fund's duration was too long when interest rates rose.

Q. ALTHOUGH NEARLY ALL MUNICIPAL BONDS CAME UNDER PRESSURE WHEN RATES ROSE FROM DECEMBER THROUGH THE END OF MAY, WERE THERE ANY BONDS THAT WERE PARTICULARLY DISAPPOINTING DURING THAT PERIOD?

A. Intermediate-term bonds - with maturities of between five and 15 years - didn't perform as well as I had hoped. They suffered at the hands of weaker demand from insurance companies, hedge funds and pension companies. Despite their recent disappointing performance, I continued to emphasize intermediate bonds because I felt they offered the best combination of reward - or income - for the risk. For bonds with maturities of 15 years or longer, the extra income for each successive year was not, in my opinion, attractive given the level of risk inherent in longer-term bonds.

Q. WHAT OTHER TYPES OF BONDS DID YOU CHOOSE TO EMPHASIZE?

A. I continued to favor premium coupon bonds, which carry interest rates higher than prevailing interest rates. Premiums, as they're known, are attractive for a couple of reasons. First, they're more likely than discount bonds - which carry interest rates below prevailing rates - to be advance refunded, a process that generally is positive for their prices. Second, premium bonds are immunized from the price performance that can hurt discount bonds when interest rates are rising.

Q. GEORGE, WHAT FACTORS WILL SHAPE THE MUNICIPAL MARKET'S PERFORMANCE OVER THE NEXT SIX MONTHS?

A. Obviously, the direction of interest rates will be the primary determinant of municipal bond performance. But other factors - namely supply and demand - will play a role. If interest rates remain stable or move higher, I would expect the supply of municipals to taper off as issuers slow down their refinancing and new issuance activity. A bigger unknown is demand. Even after gaining some ground on them, municipals remain relatively cheap alternatives to U.S. Treasuries. To the extent that investors seek out that value, municipals will benefit.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

FUND FACTS

GOAL: to provide high current
tax-free income for
Connecticut residents

FUND NUMBER: 407

TRADING SYMBOL: FICNX

START DATE: October 29,
1987

SIZE: as of May 31, 1999,
more than $372 million

MANAGER: George Fischer,
since 1996; manager,
various Fidelity and Spartan
municipal income funds;
joined Fidelity in 1989
(checkmark)

GEORGE FISCHER ON Y2K AND
ITS POTENTIAL EFFECTS ON
MUNICIPAL BOND ISSUERS:

"The `Y2K bug' may pose problems
for some municipal issuers. At this
point, however, it's unclear how
many or to what magnitude
issuers will be affected, if at all.
That's why Fidelity's research
team - in its routine security
selection process - monitors
municipal issuers' Y2K
preparedness, among many other
factors. We're attempting to
ascertain how vulnerable a given
issuer thinks it is and what
potential fixes it has planned in
the event of problems. How
successful issuers are in
preparing for and dealing with
problems ultimately may affect
their creditworthiness."

(solid bullet) At the end of the period, bonds issued by Puerto Rico made up
7.6% of the fund's investments.
As a territory of the United States,
Puerto Rico can issue municipal debt
that is free from federal taxes in
all 50 states and state income
taxes in those states that levy them.
Because municipal supply in
Connecticut has been somewhat
limited for the past couple of years,
the manager bought
higher-yielding Puerto Rico bonds.

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

INVESTMENT CHANGES

TOP FIVE SECTORS AS OF MAY
31, 1999

                              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                       THESE SECTORS 6 MONTHS AGO

General Obligations            38.2                     36.4

Health Care                    13.5                     11.2

Special Tax                    12.8                     12.9

Escrowed/Pre-Refunded          9.8                      10.2

Water & Sewer                  8.4                      7.3

AVERAGE YEARS TO MATURITY AS
OF MAY 31, 1999

                                                       6 MONTHS AGO

Years                          11.9                     12.0


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF MAY 31, 1999

                                   6 MONTHS AGO

Years                         6.5   6.4

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF MAY 31, 1999
Aaa 64.6%
Aa, A 27.9%
Baa 7.5%
Short-term
investments 0.0%
Row: 1, Col: 1, Value: 64.59999999999999
Row: 1, Col: 2, Value: 27.9
Row: 1, Col: 3, Value: 7.5
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: nil
Row: 1, Col: 6, Value: nil

AS OF NOVEMBER 30, 1998
Aaa 66.5%
Aa, A 24.1%
Baa 9.3%
Short-term
investments 0.1%
Row: 1, Col: 1, Value: 65.5
Row: 1, Col: 2, Value: 24.1
Row: 1, Col: 3, Value: 9.300000000000001
Row: 1, Col: 4, Value: 1.0
Row: 1, Col: 5, Value: nil
Row: 1, Col: 6, Value: nil

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND
INVESTMENTS MAY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 100.0%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - 92.4%

Branford Gen. Oblig.:

7% 6/15/08 (FGIC Insured)         Aaa       $ 500,000             $ 593,355

7% 6/15/09 (FGIC Insured)         Aaa        500,000               597,165

Bridgeport Gen. Oblig.:

Rfdg. Series A:

6% 9/1/03 (AMBAC Insured)         Aaa        4,475,000             4,837,072

6% 9/1/05 (AMBAC Insured)         Aaa        4,000,000             4,402,720

6.5% 9/1/07 (AMBAC Insured)       Aaa        2,290,000             2,628,416

Series A, 5.7% 9/1/15 (AMBAC      Aaa        1,500,000             1,635,645
Insured) (Pre-Refunded to
9/1/05 @ 101) (d)

8.75% 8/15/05 (FGIC Insured)      Aaa        670,000               834,813

Connecticut Clean Wtr. Fund
Rev.:

Rfdg. 5.25% 7/15/11               Aa1        3,000,000             3,124,650

5.125% 9/1/12                     Aaa        2,000,000             2,058,880

5.75% 3/1/07                      Aaa        2,615,000             2,868,080

5.875% 5/1/04                     Aaa        1,000,000             1,083,880

6% 10/1/12 (b)                    Aaa        6,000,000             6,664,140

6.8% 7/1/05                       Aaa        1,000,000             1,066,720

7% 1/1/11                         Aaa        2,500,000             2,670,400

Connecticut Dev. Auth. Health     A2         3,000,000             3,222,150
Care Proj. Rfdg. (Duncaster,
Inc. Proj.) 6.75% 9/1/15

Connecticut Dev. Auth. Rev.
Series A:

4.75% 11/15/13                    A1         1,525,000             1,491,831

6% 11/15/07                       A1         1,525,000             1,693,696

6% 11/15/08                       A1         1,525,000             1,700,055

6% 11/15/09                       A1         1,525,000             1,699,963

Connecticut Gen. Oblig.:

(Cap. Appreciation) (College
Savings Plan):

Series A, 0% 5/15/07              Aa3        2,250,000             1,589,085

Series B 0% 11/1/06               Aa3        2,800,000             2,046,716

Series B, 0% 11/1/09              Aa3        7,000,000             4,373,250

Rfdg. Series A, 5.25% 3/15/11     Aa3        3,000,000             3,138,000

Series A:

6% 3/15/01                        Aa3        5,405,000             5,617,254

6% 3/1/06                         Aa3        2,700,000             2,989,332

6.1% 3/15/02                      Aa3        3,000,000             3,176,340

7% 3/15/03                        Aa3        3,000,000             3,319,500

Series B, 6% 10/1/05              Aa3        6,430,000             7,096,405

Series D, 5.25% 12/15/15          Aa3        5,240,000             5,384,152

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Health & Edl.
Facilities Auth. Rev.:

(Bristol Hosp.) Issue A:

7% 7/1/09 (MBIA Insured)          Aaa       $ 1,750,000           $ 1,835,820

7% 7/1/20 (MBIA Insured)          Aaa        4,180,000             4,386,826

(Connecticut College) Issue       Aaa        1,200,000             1,292,028
B, 6.625% 7/1/11 (MBIA
Insured) (Pre-Refunded to
7/1/01 @ 102) (d)

(Greenwich Hosp.) Series A,       Aaa        5,400,000             5,713,254
5.8% 7/1/26 (MBIA Insured)

(Hebrew Home & Hosp.) Series B:

5.15% 8/1/28                      AAA        2,500,000             2,426,875

5.2% 8/1/38                       AAA        4,190,000             4,055,166

(Kent School) Series B:

5.1% 7/1/07 (MBIA Insured)        Aaa        265,000               276,493

5.25% 7/1/08 (MBIA Insured)       Aaa        305,000               319,478

5.375% 7/1/09 (MBIA Insured)      Aaa        345,000               362,523

5.4% 7/1/10 (MBIA Insured)        Aaa        685,000               718,079

(Loomis Chaffee School)           Aaa        1,430,000             1,466,165
Series C, 5.5% 7/1/26 (MBIA
Insured)

(Lutheran Gen. Health Care        Aaa        3,195,000             3,878,155
Sys.) 7.375% 7/1/19
(Escrowed to Maturity) (d)

(Masonicar Proj.) Series A,       Aaa        2,400,000             2,329,896
5% 7/1/20 (AMBAC Insured)

(New Britain Memorial Hosp.)      AAA        6,500,000             7,354,620
Series A,  7.75% 7/1/22
(Pre-Refunded to  7/1/02 @
102) (d)

(Quinnipiac College) Series       BBB-       1,940,000             2,069,553
C, 7.75% 7/1/20
(Pre-Refunded to 7/1/00 @
102) (d)

(Sacred Heart Univ.):

Series A, 6.85% 7/1/22, LOC       Baa3       1,000,000             1,102,500
Fleet Nat'l. Bank,
Providence (Pre-Refunded to
7/1/02 @ 102) (d)

Series B, 5.5% 7/1/09             Baa3       1,500,000             1,607,595
(Pre-Refunded to 7/1/03 @
102) (d)

Series C:

6% 7/1/06                         Baa3       60,000                64,051

6% 7/1/06 (Escrowed to            Baa3       190,000               209,768
Maturity) (d)

6.5% 7/1/16                       Baa3       980,000               1,071,267

6.5% 7/1/16 (Pre-Refunded to      Baa3       3,020,000             3,450,350
7/1/06 @ 102) (d)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Health & Edl.
Facilities  Auth. Rev.: -
continued

(Sharon Healthcare, Inc.)
Series A:

8.75% 7/1/06 (Pre-Refunded to     AAA       $ 450,000             $ 507,632
 7/1/01 @ 103) (d)

9% 7/1/13 (Pre-Refunded to        AAA        1,300,000             1,471,522
7/1/01 @ 103) (d)

9.2% 7/1/21 (Pre-Refunded to      AAA        1,500,000             1,703,850
7/1/01 @ 103) (d)

(Stamford Hosp.) Series G, 5%     Aaa        2,500,000             2,410,175
7/1/24  (MBIA Insured)

(Veterans Memorial Med. Ctr.)
Series A:

5.5% 7/1/26 (MBIA Insured)        Aaa        2,275,000             2,332,535

6.25% 7/1/05 (MBIA Insured)       Aaa        2,265,000             2,502,485

(Yale Univ.) 5.929% 6/10/30       Aaa        10,000,000            10,575,200

Rfdg.:

(Choate Rosemary Hall) Series     Aaa        3,000,000             2,882,340
B, 5% 7/1/27 (MBIA Insured)

(Hosp. for Spl. Care) Issue B:

5.375% 7/1/17                     Baa2       2,700,000             2,636,982

5.5% 7/1/27                       Baa2       2,500,000             2,437,400

(Quinnipiac College) Series D:

6% 7/1/13                         BBB-       1,300,000             1,348,230

6% 7/1/13 (Pre-Refunded to        BBB-       2,200,000             2,398,792
7/1/03 @ 102) (d)

6% 7/1/23                         BBB-       575,000               591,807

6% 7/1/23 (Pre-Refunded to        BBB-       1,400,000             1,526,504
7/1/03 @ 102) (d)

(Saint Raphael Hosp.) Series H:

5.25% 7/1/14 (AMBAC Insured)      Aaa        4,400,000             4,538,116

6.5% 7/1/11 (AMBAC Insured)       Aaa        2,780,000             3,216,849

6.5% 7/1/13 (AMBAC Insured)       Aaa        3,125,000             3,642,563

(Yale Univ.) Series H, 6%         Aaa        1,000,000             1,073,670
7/1/03  (MBIA Insured)

Connecticut Higher Ed.
Supplemental  Ln. Auth. Rev.:

(Family Ed. Ln. Prog.) Series     A          745,000               781,252
A,  7.2% 11/15/10 (c)

Series A:

7.375% 11/15/05 (c)               A1         440,000               450,978

7.5% 11/15/10 (c)                 A1         1,500,000             1,538,250

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Hsg. Fin. Auth.
(Hsg. Mtg. Fin. Prog.):

Series A, 6.45% 5/15/22 (c)       Aa2       $ 2,400,000           $ 2,439,000

Series B, 6.2% 5/15/12            Aa2        2,500,000             2,641,100

Series E, 6.2% 5/15/14            Aa2        1,000,000             1,063,990

Connecticut Muni. Elec.
Energy Coop. Pwr. Supply
Sys. Rev. Rfdg. Series A:

5% 1/1/05 (MBIA Insured)          Aaa        1,200,000             1,245,756

6% 1/1/04 (MBIA Insured)          Aaa        3,190,000             3,440,670

6% 1/1/05 (MBIA Insured)          Aaa        3,380,000             3,675,378

6% 1/1/06 (MBIA Insured)          Aaa        2,000,000             2,190,420

Connecticut Resources
Recovery Auth. Rev. Rfdg.:

(Fuel Co.) Series A, 5.5%         Aaa        2,000,000             2,123,280
11/15/09  (MBIA Insured) (c)

(Mid-Connecticut Sys.) Series
A:

5.25% 11/15/08 (MBIA Insured)     Aaa        4,000,000             4,233,240

5.375% 11/15/10 (MBIA Insured)    Aaa        1,000,000             1,049,750

5.5% 11/15/11 (MBIA Insured)      Aaa        2,500,000             2,628,500

Connecticut Spl. Tax Oblig.
Rev.:

(Cap. Appreciation) (Trans.       A1         3,500,000             2,324,665
Infrastructure) Series B, 0%
6/1/08

(Trans. Infrastructure):

Series A:

5.5% 11/1/06 (FSA Insured)        Aaa        1,925,000             2,067,797

6.75% 6/1/11 (Pre-Refunded to     AAA        2,395,000             2,642,427
 6/1/03 @ 100) (d)

7.125% 6/1/10                     A1         3,550,000             4,244,309

Series B:

5.25% 11/1/14 (FSA Insured)       Aaa        6,300,000             6,460,650

6.125% 9/1/12                     A1         5,000,000             5,632,550

6.15% 9/1/09                      A1         1,500,000             1,688,850

6.5% 10/1/07                      A1         2,250,000             2,573,505

6.5% 10/1/10                      A1         3,250,000             3,742,603

6.5% 10/1/12                      A1         7,100,000             8,284,067

Rfdg. (Trans. Infrastructure)     A1         2,500,000             2,622,575
Series A,  5.125% 9/1/05

Eastern Connecticut Resources     BBB+       1,000,000             1,005,210
Recovery Auth. Solid Waste
Rev. (Wheelabrator Lisbon
Proj.) Series A, 5% 1/1/04
(c)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Hartford Gen. Oblig.:

5% 11/15/10 (FGIC Insured)        Aaa       $ 1,385,000           $ 1,422,173

5% 11/15/13 (FGIC Insured)        Aaa        1,425,000             1,441,658

Meriden Gen. Oblig.:

6.25% 8/1/05 (FGIC Insured)       Aaa        2,000,000             2,225,940

6.25% 8/1/06 (FGIC Insured)       Aaa        2,000,000             2,244,720

7% 10/1/07 (MBIA Insured)         Aaa        500,000               589,925

Naugatuck Gen. Oblig.:

6.9% 6/15/07 (FGIC Insured)       Aaa        485,000               568,197

7.25% 9/1/04 (MBIA Insured)       Aaa        215,000               246,599

7.4% 9/1/07 (MBIA Insured)        Aaa        370,000               446,131

7.4% 9/1/08 (MBIA Insured)        Aaa        370,000               451,489

New Britain Gen. Oblig.:

Rfdg. 6% 2/1/12 (MBIA Insured)    Aaa        400,000               447,852

Series B, 6% 3/1/12 (MBIA         Aaa        2,000,000             2,240,420
Insured)

5% 2/1/12 (MBIA Insured)          Aaa        885,000               907,258

5% 2/1/13 (MBIA Insured)          Aaa        885,000               903,204

6% 4/15/06 (AMBAC Insured)        Aaa        1,615,000             1,781,700

6% 4/15/07 (AMBAC Insured)        Aaa        1,615,000             1,791,083

7% 4/1/07 (MBIA Insured)          Aaa        580,000               679,018

7% 4/1/08 (MBIA Insured)          Aaa        580,000               686,227

New Haven Gen. Oblig.:

Rfdg. Series A:

5% 8/1/09 (FGIC Insured)          Aaa        1,775,000             1,826,617

6% 8/1/05 (FGIC Insured)          Aaa        3,410,000             3,749,261

Series A, 7.4% 3/1/12             Baa1       1,000,000             1,110,940
(Pre-Refunded to 3/1/02 @
102) (d)

6% 2/15/05 (FGIC Insured)         Aaa        1,650,000             1,803,104

7% 2/15/03 (FGIC Insured)         Aaa        1,000,000             1,102,870

7% 2/15/04 (FGIC Insured)         Aaa        1,150,000             1,290,772

7% 2/15/05 (FGIC Insured)         Aaa        1,250,000             1,425,475

8.25% 8/15/01                     A3         1,900,000             1,989,395

Newtown Gen. Oblig.:

6% 6/15/05 (MBIA Insured)         Aaa        1,700,000             1,866,090

6% 6/15/06 (MBIA Insured)         Aaa        1,700,000             1,879,248

North Thompsonville Fire
District #10:

6.75% 6/1/07 (MBIA Insured)       Aaa        180,000               208,024

6.75% 6/1/08 (MBIA Insured)       Aaa        190,000               221,557

6.75% 6/1/09 (MBIA Insured)       Aaa        200,000               234,594

6.75% 6/1/10 (MBIA Insured)       Aaa        215,000               253,251

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - CONTINUED

North Thompsonville Fire
District #10: - continued

6.75% 6/1/11 (MBIA Insured)       Aaa       $ 230,000             $ 272,336

South Central Connecticut
Reg'l. Wtr. Auth. Wtr. Sys.
Rev. Series 11:

5.625% 8/1/05 (FGIC Insured)      Aaa        5,000,000             5,337,050

5.75% 8/1/12 (FGIC Insured)       Aaa        5,000,000             5,334,900

Stamford Gen. Oblig.:

Rfdg.:

5.25% 7/15/10                     Aaa        5,000,000             5,248,500

5.25% 7/15/12                     Aaa        1,580,000             1,639,408

6.25% 2/15/03                     Aaa        1,725,000             1,864,535

6.25% 2/15/04                     Aaa        1,725,000             1,890,617

6.25% 2/15/05                     Aaa        535,000               592,807

6.25% 2/15/05 (Escrowed to        Aaa        1,190,000             1,313,701
Maturity) (d)

6.6% 1/15/07                      Aaa        295,000               338,698

6.6% 1/15/08                      Aaa        1,480,000             1,715,231

6.6% 1/15/09                      Aaa        1,000,000             1,167,970

Stamford Hsg. Auth.               A3         6,000,000             5,808,900
Multifamily  Rev. Rfdg.
(Fairfield Apts. Proj.)
4.75%,  tender 12/1/08 (c)

Stratford Gen. Oblig. 7%          Aaa        500,000               593,355
6/15/08  (FGIC Insured)

Univ. of Connecticut Series       Aaa        3,070,000             3,277,379
A, 5.5% 2/1/06 (FGIC Insured)

West Hartford Gen. Oblig.:

5% 7/15/11                        Aaa        2,000,000             2,044,280

6.5% 7/15/05                      Aaa        2,000,000             2,257,060

6.5% 7/15/06                      Aaa        2,000,000             2,280,480

West Haven Gen. Oblig. 6.7%       Aaa        710,000               789,492
2/15/04  (MBIA Insured)

Wolcott Gen. Oblig.:

7% 6/15/09 (FGIC Insured)         Aaa        445,000               531,477

7% 6/15/10 (FGIC Insured)         Aaa        440,000               530,864

Woodstock Spl. Oblig. Rev.        Aaa        725,000               762,294
(Woodstock Academy) 7%
3/1/08 (AMBAC Insured)

                                                                   333,807,677

PUERTO RICO - 7.6%

Puerto Rico Commonwealth Hwy.     Baa1       1,750,000             1,893,833
& Trans. Auth. Hwy. Rev.
Rfdg. Series V, 6.625% 7/1/12

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

PUERTO RICO - CONTINUED

Puerto Rico Commonwealth
Infrastructure Fing. Auth.
Spl. Tax Rev.:

Rfdg. Series A, 5.25% 7/1/10      Aaa       $ 11,065,000          $ 11,669,701
(AMBAC Insured)

Series A, 5% 7/1/28 (AMBAC        Aaa        6,500,000             6,288,295
Insured)

Puerto Rico Commonwealth Pub.     Baa1       2,500,000             2,621,075
Impt.  5.25% 7/1/10

Puerto Rico Elec. Pwr. Auth.      Aaa        3,500,000             3,646,265
Pwr. Rev. Series AA, 5.375%
7/1/14 (MBIA Insured)

Puerto Rico Ind. Med. &           Aa3        1,285,000             1,399,172
Envir. Poll. Cont.
Facilities Fing. Auth. Rev.
(Motorola, Inc. Proj.)
Series A, 6.75% 1/1/14

                                                                   27,518,341

TOTAL INVESTMENT IN                                               $ 361,326,018
SECURITIES - 100%
(Cost $343,233,587)



FUTURES CONTRACTS

                        EXPIRATION DATE      UNDERLYING FACE AMOUNT      UNREALIZED GAIN/(LOSS)

PURCHASED

40 U.S. Treasury Bonds  Sept. 1999           $ 4,698,750                 $ (6,490)


The face value of futures purchased as a percentage of investment in securities - 1.3%

LEGEND

(a) Standard & Poor's(registered trademark) credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $505,364.

(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(d) Security collateralized by an amount sufficient to pay interest and principal.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        86.9%      AAA, AA, A    88.6%

Baa               5.0%       BBB           7.8%

Ba                0.0%       BB            0.0%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The distribution of municipal securities by revenue source, as a percentage of total value of investments in securities, is as follows:

General Obligations         38.2%

Health Care                 13.5

Special Tax                 12.8

Escrowed/Pre-Refunded       9.8

Water & Sewer               8.4

Education                   6.2

Others (individually less    11.1
than 5%)

                            100.0%

INCOME TAX INFORMATION

At May 31, 1999, the aggregate cost of investment securities for income tax purposes was $343,233,587. Net unrealized appreciation aggregated $18,092,431, of which $19,199,556 related to appreciated investment securities and $1,107,125 related to depreciated investment securities.

At November 30, 1998 the fund was required to defer approximately
$1,615,000 of losses on futures contracts.

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                           MAY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 361,326,018
value (cost $343,233,587) -
See accompanying schedule

Cash                                        4,870,616

Receivable for investments                  1,084,276
sold

Receivable for fund shares                  9,000
sold

Interest receivable                         5,833,743

Redemption fees receivable                  980

 TOTAL ASSETS                               373,124,633

LIABILITIES

Payable for fund shares         $ 319,481
redeemed

Distributions payable            399,320

Accrued management fee           174,649

Payable for daily variation      6,490
on futures contracts

Other payables and accrued       4,208
expenses

 TOTAL LIABILITIES                          904,148

NET ASSETS                                 $ 372,220,485

Net Assets consist of:

Paid in capital                            $ 354,307,574

Accumulated undistributed net               (173,030)
realized  gain (loss) on
investments

Net unrealized appreciation                 18,085,941
(depreciation) on investments

NET ASSETS, for 32,870,506                 $ 372,220,485
shares outstanding

NET ASSET VALUE, offering                   $11.32
price and redemption price
per share ($372,220,485
(divided by) 32,870,506
shares)

STATEMENT OF OPERATIONS
                                            SIX MONTHS ENDED MAY 31,
                                            1999 (UNAUDITED)

INTEREST INCOME                             $ 9,604,342

EXPENSES

Management fee                $ 1,031,905

Non-interested trustees'       589
compensation

 Total expenses before         1,032,494
reductions

 Expense reductions            (70,491)      962,003

NET INTEREST INCOME                          8,642,339

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities         1,545,826

 Futures contracts             (100,816)     1,445,010

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities         (8,182,665)

 Futures contracts             (6,490)       (8,189,155)

NET GAIN (LOSS)                              (6,744,145)

NET INCREASE (DECREASE) IN                  $ 1,898,194
NET ASSETS RESULTING  FROM
OPERATIONS

OTHER INFORMATION
Expense reductions:

 Custodian credits                          $ 69,769

 Transfer agent credits                      722

                                            $ 70,491

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED MAY 31, 1999  YEAR ENDED NOVEMBER 30, 1998
                                 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 8,642,339                    $ 16,780,200

 Net realized gain (loss)         1,445,010                      2,052,603

 Change in net unrealized         (8,189,155)                    5,719,448
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,898,194                      24,552,251
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (8,642,339)                    (16,780,200)
From net interest income

 From net realized gain           (1,613,237)                    (2,984,295)

 TOTAL DISTRIBUTIONS              (10,255,576)                   (19,764,495)

Share transactions Net            29,427,170                     61,455,356
proceeds from sales of shares

 Reinvestment of distributions    7,725,482                      15,240,662

 Cost of shares redeemed          (30,020,626)                   (49,698,375)

 NET INCREASE (DECREASE) IN       7,132,026                      26,997,643
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   12,830                         14,784

  TOTAL INCREASE (DECREASE)       (1,212,526)                    31,800,183
IN NET ASSETS

NET ASSETS

 Beginning of period              373,433,011                    341,632,828

 End of period                   $ 372,220,485                  $ 373,433,011

OTHER INFORMATION
Shares

 Sold                             2,556,717                      5,348,277

 Issued in reinvestment of        672,643                        1,327,375
distributions

 Redeemed                         (2,611,065)                    (4,331,105)

 Net increase (decrease)          618,295                        2,344,547


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED MAY 31, 1999  YEARS ENDED NOVEMBER 30,

                               (UNAUDITED)                    1998                      1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 11.580                       $ 11.420                  $ 11.240   $ 11.200   $ 9.960
period

Income from Investment          .263                           .541                      .559       .569       .617
Operations Net interest
income

Net realized and unrealized     (.210)                         .260                      .190       .039       1.270
gain (loss)

Total from investment           .053                           .801                      .749       .608       1.887
operations

Less Distributions

From net interest  income       (.263)                         (.541)                    (.559)     (.569)     (.617)

From net realized gain          (.050)                         (.100)                    (.010)     -          (.020)

In excess of net  realized      -                              -                         -          -          (.010)
gain

Total distributions             (.313)                         (.641)                    (.569)     (.569)     (.647)

Redemption fees added to paid   .000                           .000                      .000       .001       .000
in capital

Net asset value,  end of       $ 11.320                       $ 11.580                  $ 11.420   $ 11.240   $ 11.200
period

TOTAL RETURN B, C               0.45%                          7.20%                     6.88%      5.65%      19.41%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 372,220                      $ 373,433                 $ 341,633  $ 334,620  $ 358,849
(000 omitted)

Ratio of expenses to average    .55% A                         .55%                      .55%       .55%       .55%
net assets

Ratio of expenses to average    .51% A, D                      .54% D                    .55%       .52% D     .55%
net assets after expense
reductions

Ratio of net interest income    4.60% A                        4.71%                     4.98%      5.15%      5.73%
to average net assets

Portfolio turnover rate         25% A                          8%                        12%        30%        39%





                               1994

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 11.840
period

Income from Investment          .640
Operations Net interest
income

Net realized and unrealized     (1.472)
gain (loss)

Total from investment           (.832)
operations

Less Distributions

From net interest  income       (.640)

From net realized gain          (.410)

In excess of net  realized      -
gain

Total distributions             (1.050)

Redemption fees added to paid   .002
in capital

Net asset value,  end of       $ 9.960
period

TOTAL RETURN B, C               (7.61)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 315,582
(000 omitted)

Ratio of expenses to average    .55%
net assets

Ratio of expenses to average    .55%
net assets after expense
reductions

Ratio of net interest income    5.83%
to average net assets

Portfolio turnover rate         11%


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
PERFORMANCE: THE BOTTOM LINE

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income but does not include the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31, 1999  PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN CT MUNICIPAL MONEY  1.28%          2.77%        16.18%        27.30%
MARKET

Connecticut Tax-Free Money  1.16%          2.50%        14.96%        n/a
Market Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on March 4, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past six months average represents a peer group of 10 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED MAY 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN CT MUNICIPAL MONEY    2.77%        3.05%         2.97%
MARKET

Connecticut Tax-Free Money    2.50%        2.82%         n/a
Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS
                               5/31/99  3/1/99  11/30/98  8/31/98  6/1/98

Spartan Connecticut            2.71%    2.38%   2.74%     2.86%    3.30%
Municipal Money   Market Fund



Connecticut Tax-Free  Money    2.41%    2.15%   2.44%     2.62%    2.97%
Market Funds Average



Spartan Connecticut            4.39%    3.86%   4.44%     4.67%    5.38%
Municipal Money   Market
Fund -  Tax-equivalent



Portion of fund's income       19.33%   18.84%  20.47%    5.94%    5.98%
subject to state taxes


YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1999 federal and state income tax rate of 38.88% and reflects that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE

Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government
neither insures nor
guarantees a money market
fund. In fact, there is no
assurance that a money market
fund will maintain a $1 share
price.
(checkmark)

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Orr)

An interview with Scott Orr, Portfolio Manager of Spartan Connecticut Municipal Money Market Fund

Q. SCOTT, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE SIX MONTHS THAT ENDED MAY 31, 1999?

A. As the period began, the market remained under the shadow of the global turmoil that plagued it in the third and early fourth quarter of 1998. There were a lot of questions about the pace of U.S. economic growth and the direction of interest rates. However, early in the period, market participants interpreted some signs to mean that the economy would sustain the steady growth we've witnessed over the past year. For example, in December, we saw reports that November's employment data was stronger than expected. As the month went on, it became more and more clear that the Federal Reserve Board would discontinue the rapid-fire interest-rate cuts it had employed to boost the markets from September through November 1998. Rates crept up from that point through the end of the period, as market observers tried to weigh what influence Fed action and emerging economic data might have on the future course of interest rates.

Q. WHAT HAPPENED MORE RECENTLY, OVER THE LAST THREE MONTHS OF THE
PERIOD?

A. In March and April, data indicated that inflation might not be as well-behaved as it had been in the recent past. Sentiment shifted from the expectation that Fed policy was going to be unchanged to one expecting a Fed rate increase. Such a hike would be employed by the Fed to curb economic growth and diminish inflationary pressures. By the end of May, the consensus viewpoint in the market was not "if" the Fed would raise short-term interest rates, but "when." At its May Open Market Committee meeting, the Fed added fuel to that fire when it announced a bias toward raising rates.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

A. Supply and demand have a significant impact on the Connecticut municipal money market. In some cases, it can be difficult to maneuver the fund's average maturity in order to take full advantage of an anticipated move in interest rates. The fund started the period with a fairly neutral average maturity of 45 days. From that point, the maturity trended downward - to the 20s in March and April - because yields on the few long-term securities available were so low I didn't feel they offered value to the fund. In other words, when paper became available, demand was so strong that it pushed yields downward. This came at a time when I was looking to lock in higher yields that adequately reflected my expectations for higher interest rates. Indeed, many of the fund's competitors chose to pay a higher premium for some of these securities than I was willing to. My patience paid off, because at the end of the period there was an influx of supply that helped me lock in higher rates than had been seen in several months. I extended the fund's maturity to 39 days at the end of the period. In addition, I turned some of my focus - within the limits set by the fund's prospectus - to out-of-state investment opportunities that offered more appealing after-tax yields than tax-free alternatives in the Connecticut market. Even though more of shareholders' income will be taxable at the state level this year because of the out-of-state investments, I pursued this strategy so the fund could provide higher yields on a tax-adjusted basis than if I had chosen to invest the same assets in significantly lower-yielding tax-exempt Connecticut securities.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on May 31, 1999, was 2.71%, compared to 2.74% six months ago. The more recent seven-day yield was the equivalent of a 4.39% taxable rate of return for Connecticut investors in the 38.88% combined state and federal income tax bracket, and reflects that a portion of the fund's income was subject to state taxes. Through May 31, 1999, the fund's six-month total return was 1.28%, compared to 1.16% for the Connecticut tax-free money market funds average, according to IBC Financial Data, Inc.

Q. WHAT'S YOUR OUTLOOK?

A. As of the end of May, the economy remains strong, labor markets are tight and inflation looks like it might not be as subdued as it has been. In addition, the Fed has announced its inclination to raise interest rates to stave off inflationary pressures. I believe the Fed will make such a move, probably at either its June or August Open Market Committee meeting. Once the Fed raises rates, it may continue some sort of interest-rate-hike approach to slow the economy, given its strength and the Fed's desire to quash inflation spurred by rapid economic growth and a tight labor market. It's conceivable the Fed would look to erase the effects of its rate cuts in late 1998, which were implemented largely to provide liquidity to the markets, not to supply fuel to the economy. In addition, the Fed may want to implement its policy well in advance of the new year, in an attempt to avoid changing interest-rate policy during a time when potential Year 2000 computer problems may occur. Indeed, a concern as we moved toward the end of the year is the Year 2000 issue and its possible impact on municipal securities. As one of many factors we look at, we'll be paying close attention to this issue in the months ahead.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

FUND FACTS

GOAL: high current tax-free
income while maintaining
share price stability by
investing in high-quality,
short-term Connecticut
municipal money market
securities

FUND NUMBER: 425

TRADING SYMBOL: SPCXX

START DATE: March 4, 1991
SIZE: as of May 31, 1999,
more than $178 million

MANAGER: Scott Orr, since
1997; manager, various
Fidelity and Spartan
municipal money market
funds; joined Fidelity in
1989
(checkmark)

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES

MATURITY DIVERSIFICATION

DAYS                           % OF FUND'S INVESTMENTS 5/31/99  % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 5/31/98
                                                                11/30/98

  0 - 30                        59                               74                       61

 31 - 90                        22                               11                       16

 91 - 180                       19                               3                        14

181 - 397                       0                                12                       9

WEIGHTED AVERAGE MATURITY

                               5/31/99                          11/30/98                 5/31/98

Spartan Connecticut Municipal  39 days                          45 days                  52 days
 Money Market Fund

Connecticut Tax-Free Money     40 days                          53 days                  43 days
Market  Funds Average *



ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF MAY 31, 1999               AS OF NOVEMBER 30, 1998

Variable Rate Demand Notes       Variable Rate Demand Notes
(VRDNs) 37.3%                    (VRDNs) 44.4%

Commercial Paper (including      Commercial Paper (including
CP Mode) 26.8%                   CP Mode) 16.8%

Tender Bonds 7.1%                Tender Bonds 6.7%

Municipal Notes 5.9%             Municipal Notes 10.8%

Municipal Money  Market Funds    Municipal Money  Market Funds
18.8%                            20.1%

Other 4.1%                       Other 1.2%

Row: 1, Col: 1, Value: 37.3      Row: 1, Col: 1, Value: 44.0
Row: 1, Col: 2, Value: 0.0       Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 27.0      Row: 1, Col: 3, Value: 17.0
Row: 1, Col: 4, Value: 7.0       Row: 1, Col: 4, Value: 7.0
Row: 1, Col: 5, Value: 6.0       Row: 1, Col: 5, Value: 11.0
Row: 1, Col: 6, Value: 19.0      Row: 1, Col: 6, Value: 20.0
Row: 1, Col: 7, Value: 0.0       Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.0       Row: 1, Col: 8, Value: 1.0


*SOURCE: IBC'S MONEY FUND REPORT(registered trademark)

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

INVESTMENTS MAY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

MUNICIPAL SECURITIES - 100.0%

                                PRINCIPAL AMOUNT                 VALUE (NOTE 1)

CONNECTICUT - 74.8%

Connecticut Clean Wtr. Fund     $ 1,300,000                      $ 1,300,000
Participating VRDN  Series
PA 517, 3.12% (Liquidity
Facility Merrill Lynch &
Co., Inc.) (a)(e)

Connecticut Dev. Auth. Arpt.
Facilities Rev. (Bradley
Arpt.  Hotel Proj.):

Series 1997 A, 3.2%, VRDN (a)    1,200,000                        1,200,000

Series 1997 B, 3.2%, VRDN (a)    1,000,000                        1,000,000

Series 1997 C, 3.2%, VRDN (a)    470,000                          470,000

Connecticut Dev. Auth. Health    7,200,000                        7,200,000
Care Rev. (Corp. for
Independent Living Proj.)
Series 1990, 3.1%, VRDN (a)

Connecticut Dev. Auth. Ind.
Dev. Rev.:

(Rojo Enterprises LLC) 3.3%,     1,000,000                        1,000,000
VRDN (a)

(W.E. Bassett Co. Proj.)         800,000                          800,000
Series 1986, 3.6%, VRDN
(a)(d)

Connecticut Dev. Auth. Poll.     6,400,000                        6,400,000
Cont. Rev. (Connecticut Lt.
& Pwr. Co. Proj.) Series
1996 A, 3.25% (AMBAC
Insured), VRDN (a)(d)

Connecticut Gen. Oblig.:

Participating VRDN Series        1,495,000                        1,495,000
PA-347, 3.12% (a)(e)

Series B, 3.25% (BPA             7,000,000                        7,000,000
Bayerische Landesbank
Girozentrale), VRDN (a)

Connecticut Health & Edl.
Facilities Auth. Rev. Bonds
(Yale Univ. Proj.):

Series S 1:

3% tender 8/12/99, CP mode       5,000,000                        5,000,000

3.1% tender 6/11/99, CP mode     1,000,000                        1,000,000

Series S 2:

2.95% tender 8/9/99, CP mode     2,265,000                        2,265,000

3.05% tender 8/11/99, CP mode    6,000,000                        6,000,000

Connecticut Hsg. Fin. Auth.:

Participating VRDN:

Series 1997 L, 3.45%             1,800,000                        1,800,000
(Liquidity Facility First
Union Nat'l. Bank of North
Carolina) (a)(d)(e)

Series FR/Rl-A4, 3.25%           1,475,000                        1,475,000
(Liquidity Facility
Bayerische Hypo-und
Vereinsbank AG) (a)(e)

Series PT-1003, 3.17%            6,800,000                        6,800,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(d)(e)

Series PT-148, 3.12%             1,000,000                        1,000,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(e)

Series PT-81, 3.17%              1,420,000                        1,420,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(d)(e)

(Hsg. Mtg. Fin. Prog.) Series    3,000,000                        3,000,000
1995 G, 3.1% (AMBAC Insured)
(BPA Morgan Guaranty Trust
Co., NY), VRDN (a)

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT                 VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Muni. Elec.         $ 6,300,000                      $ 6,300,000
Energy Coop. Pwr. Supply
Sys.  Rev. Bonds Series 1995
A, 3% tender 7/19/99,  LOC
Fleet Nat'l. Bank, CP mode

Connecticut Reg'l. School        2,100,000                        2,100,000
District #14 BAN  (Bethleham
- Woodbury Proj.) 4% 6/1/99

Connecticut Spl. Assessment
Second Injury Fund:

2.95% 9/15/99, LOC Cr.           1,300,000                        1,300,000
Communale de Belgique,  LOC
Cr. Agricole Indosuez, CP

3% 8/17/99, LOC Cr. Communale    1,000,000                        1,000,000
de Belgique,  LOC Cr.
Agricole Indosuez, CP

3% 9/8/99, LOC Cr. Communale     2,900,000                        2,900,000
de Belgique,  LOC Cr.
Agricole Indosuez, CP

3% 9/9/99, LOC Cr. Communale     12,000,000                       12,000,000
de Belgique,  LOC Cr.
Agricole Indosuez, CP

3% 9/15/99, LOC Cr. Communale    2,000,000                        2,000,000
de Belgique,  LOC Cr.
Agricole Indosuez, CP

3.05% 9/7/99, LOC Cr.            3,900,000                        3,900,000
Communale de Belgique,  LOC
Cr. Agricole Indosuez, CP

3.1% 8/25/99, LOC Cr.            4,200,000                        4,200,000
Communale de Belgique,  LOC
Cr. Agricole Indosuez, CP

Connecticut Spl. Assessment      12,600,000                       12,600,000
Unemployment Compensation
Rev. Bonds Series 1993 C,
3.6%, tender 7/1/99  (FGIC
Insured)

Connecticut Spl. Tax Oblig.:

Participating VRDN Series 52,    2,800,000                        2,800,000
3.24% (a)(e)

(Transport Infrastructure        6,580,000                        6,580,000
Purp.) Series 1, 3.2%, VRDN
(a)

Bonds:

(Transport Infrastructure
Purp.):

Series 1993 C, 4.4% 10/1/99      1,700,000                        1,707,232

Series B, 5.25% 10/1/99 (FGIC    3,340,000                        3,363,190
Insured)

Series 1995 C, 4.25% 10/1/99     1,100,000                        1,103,873
(FGIC Insured)

Series 1998 B, 4% 11/1/99        1,200,000                        1,203,955

Enfield Gen. Oblig. Rev. BAN     2,500,000                        2,503,753
3.25% 10/15/99

Hartford Redev. Auth.            2,400,000                        2,400,000
(Underwood Towers Proj.)
3.15%  (FSA Insured) (BPA
Societe Generale, France),
VRDN (a)

Mansfield Gen. Oblig. Rev.       1,650,000                        1,650,242
BAN 4% 6/16/99

New Fairfield Gen. Oblig.        1,000,000                        1,000,581
Rev. BAN 3.25% 8/2/99

Redding Gen. Oblig. Rev. BAN     2,000,000                        2,002,341
3.25% 10/21/99

Stratford Gen. Oblig. Rev.       1,200,000                        1,200,181
BAN 4% 6/16/99

                                                                  133,440,348

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT                 VALUE (NOTE 1)

PUERTO RICO - 6.4%

Puerto Rico Commonwealth Hwy.   $ 2,400,000                      $ 2,400,000
& Trans. Auth. Participating
VRDN Series ROC 2-99-2,
3.19% (Liquidity Facility
Commerzbank AG) (a)(e)

Puerto Rico Commonwealth Pub.    2,000,000                        2,000,000
Impt. Participating VRDN
Series 1998-87, 3.17%
(Liquidity Facility Morgan
Stanley, Dean Witter & Co.)
(a)(e)

Puerto Rico Elec. Pwr. Auth.     6,995,000                        6,995,000
Participating VRDN Series PA
346, 3.12% (Liquidity
Facility Merrill Lynch &
Co., Inc.) (a)(e)

                                                                  11,395,000

                                SHARES

OTHER - 18.8%

Municipal Central Cash Fund      33,512,267                       33,512,267
(b)(c)

TOTAL INVESTMENT IN                                               $ 178,347,615
SECURITIES - 100%

Total Cost for Income Tax Purposes                                $  178,347,615


SECURITY TYPE ABBREVIATIONS

BAN  - BOND ANTICIPATION NOTE
CP   - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(c) At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.26%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(e) Provides evidence of ownership in one or more underlying municipal bonds.

INCOME TAX INFORMATION

At November 30, 1998, the fund had a capital loss carryforward of approximately $12,000 of which $4,000, $4,000 and $4,000 will expire on November 30, 2002, 2005 and 2006, respectively.
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                          MAY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 178,347,615
value -  See accompanying
schedule

Receivable for fund shares                 489,515
sold

Interest receivable                        1,000,404

 TOTAL ASSETS                              179,837,534

LIABILITIES

Payable for fund shares        $ 959,792
redeemed

Distributions payable           44,692

Accrued management fee          74,964

Other payables and accrued      1,010
expenses

 TOTAL LIABILITIES                         1,080,458

NET ASSETS                                $ 178,757,076

Net Assets consist of:

Paid in capital                           $ 178,754,458

Accumulated undistributed net              2,618
realized  gain (loss) on
investments

NET ASSETS, for 178,754,456               $ 178,757,076
shares outstanding

NET ASSET VALUE, offering                  $1.00
price and redemption price
per share ($178,757,076
(divided by) 178,754,456
shares)

STATEMENT OF OPERATIONS
                                        SIX MONTHS ENDED MAY 31,
                                        1999 (UNAUDITED)

INTEREST INCOME                         $ 2,807,811

EXPENSES

Management fee               $ 459,082

Non-interested trustees'      313
compensation

 Total expenses before        459,395
reductions

 Expense reductions           (6,113)    453,282

NET INTEREST INCOME                      2,354,529

NET REALIZED GAIN (LOSS) ON              14,482
INVESTMENTS

NET INCREASE IN NET ASSETS              $ 2,369,011
RESULTING FROM OPERATIONS

OTHER INFORMATION
Expense reductions:

 Custodian credits                      $ 1,308

 Transfer agent credits                  4,805

                                        $ 6,113

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED MAY 31, 1999  YEAR ENDED NOVEMBER 30, 1998
                                 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 2,354,529                    $ 5,290,021

 Net realized gain (loss)         14,482                         (3,592)

 NET INCREASE (DECREASE) IN       2,369,011                      5,286,429
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (2,354,529)                    (5,290,021)
from net interest income

Share transactions at net         82,743,000                     195,188,717
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  2,156,862                      5,053,873
distributions from net
interest income

 Cost of shares redeemed          (96,196,691)                   (173,846,788)

 NET INCREASE (DECREASE) IN       (11,296,829)                   26,395,802
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (11,282,347)                   26,392,210
IN NET ASSETS

NET ASSETS

 Beginning of period              190,039,423                    163,647,213

 End of period                   $ 178,757,076                  $ 190,039,423


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED MAY 31, 1999  YEARS ENDED NOVEMBER 30,

                                 (UNAUDITED)                    1998                      1997       1996       1995



SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 1.000                        $ 1.000                   $ 1.000    $ 1.000    $ 1.000
period

Income from Investment            .013                           .030                      .031       .030       .034
Operations Net interest
income

Less Distributions

From net interest income          (.013)                         (.030)                    (.031)     (.030)     (.034)

Net asset value, end of period   $ 1.000                        $ 1.000                   $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN B, C                 1.28%                          3.05%                     3.12%      3.08%      3.41%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end  of period       $ 178,757                      $ 190,039                 $ 163,647  $ 186,974  $ 175,622
(000 omitted)

Ratio of expenses to average      .50% A                         .50%                      .50%       .50%       .50%
net assets

Ratio of expenses to average      .49% A, D                      .49% D                    .50%       .50%       .50%
net assets after expense
reductions

Ratio of net interest income      2.56% A                        3.00%                     3.08%      3.04%      3.36%
to average net assets





                                 1994



SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 1.000
period

Income from Investment            .023
Operations Net interest
income

Less Distributions

From net interest income          (.023)

Net asset value, end of period   $ 1.000

TOTAL RETURN B, C                 2.28%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end  of period       $ 167,056
(000 omitted)

Ratio of expenses to average      .50%
net assets

Ratio of expenses to average      .50%
net assets after expense
reductions

Ratio of net interest income      2.25%
to average net assets


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY CT MUNICIPAL MONEY  1.24%          2.68%        15.62%        37.25%
MARKET

Connecticut Tax-Free Money   1.16%          2.50%        14.96%        n/a
Market Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on August 29, 1989. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past six months average represents a peer group of 10 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED MAY 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY CT MUNICIPAL MONEY    2.68%        2.95%         3.30%
MARKET

Connecticut Tax-Free Money     2.50%        2.82%         n/a
Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS
                               5/31/99  3/1/99  11/30/98  8/31/98  6/1/98

Fidelity Connecticut           2.67%    2.30%   2.63%     2.77%    3.19%
Municipal Money   Market Fund



Connecticut Tax-Free  Money    2.41%    2.15%   2.44%     2.62%    2.97%
Market Funds Average



Fidelity Connecticut           4.34%    3.72%   4.26%     4.53%    5.21%
Municipal Money   Market
Fund -  Tax-equivalent



Portion of fund's income       13.83%   22.21%  21.49%    0.14%    2.78%
subject to state taxes


YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1999 federal and state income tax rate of 38.88% and reflects that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE

Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government
neither insures nor guarantees
a money market fund. In fact,
there is no assurance that a
money fund will maintain a $1
share price.
(checkmark)

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Orr)

An interview with Scott Orr, Portfolio Manager of Fidelity Connecticut Municipal Money Market Fund

Q. SCOTT, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE SIX MONTHS THAT ENDED MAY 31, 1999?

A. As the period began, the market remained under the shadow of the global turmoil that plagued it in the third and early fourth quarter of 1998. There were a lot of questions about the pace of U.S. economic growth and the direction of interest rates. However, early in the period, market participants interpreted some signs to mean that the economy would sustain the steady growth we've witnessed over the past year. For example, in December, we saw reports that November's employment data was stronger than expected. As the month went on, it became more and more clear that the Federal Reserve Board would discontinue the rapid-fire interest-rate cuts it had employed to boost the markets from September through November 1998. Rates crept up from that point through the end of the period, as market observers tried to weigh what influence Fed action and emerging economic data might have on the future course of interest rates.

Q. WHAT HAPPENED MORE RECENTLY, OVER THE LAST THREE MONTHS OF THE
PERIOD?

A. In March and April, data indicated that inflation might not be as well-behaved as it had been in the recent past. Sentiment shifted from the expectation that Fed policy was going to be unchanged to one expecting a Fed rate increase. Such a hike would be employed by the Fed to curb economic growth and diminish inflationary pressures. By the end of May, the consensus viewpoint in the market was not "if" the Fed would raise short-term interest rates, but "when." At its May Open Market Committee meeting, the Fed added fuel to that fire when it announced a bias toward raising rates.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

A. Supply and demand have a significant impact on the Connecticut municipal money market. In some cases, it can be difficult to maneuver the fund's average maturity in order to take full advantage of an anticipated move in interest rates. The fund started the period with a fairly neutral average maturity of 45 days. From that point, the maturity trended downward - to the 20s in March and April - because yields on the few long-term securities available were so low I didn't feel they offered value to the fund. In other words, when paper became available, demand was so strong that it pushed yields downward. This came at a time when I was looking to lock in higher yields that adequately reflected my expectations for higher interest rates. Indeed, many of the fund's competitors chose to pay a higher premium for some of these securities than I was willing to. My patience paid off, because at the end of the period there was an influx of supply that helped me lock in higher rates than had been seen in several months. I extended the fund's maturity to 40 days at the end of the period. In addition, I turned some of my focus - within the limits set by the fund's prospectus - to out-of-state investment opportunities that offered more appealing after-tax yields than tax-free alternatives in the Connecticut market. Even though more of shareholders' income will be taxable at the state level this year because of the out-of-state investments, I pursued this strategy so the fund could provide higher yields on a tax-adjusted basis than if I had chosen to invest the same assets in significantly lower-yielding tax-exempt Connecticut securities.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on May 31, 1999, was 2.67%, compared to 2.63% six months ago. The more recent seven-day yield was the equivalent of a 4.34% taxable rate of return for Connecticut investors in the 38.88% combined state and federal income tax bracket, and reflects that a portion of the fund's income was subject to state taxes. Through May 31, 1999, the fund's six-month total return was 1.24%, compared to 1.16% for the Connecticut tax-free money market funds average, according to IBC Financial Data, Inc.

Q. WHAT'S YOUR OUTLOOK?

A. As of the end of May, the economy remains strong, labor markets are tight and inflation looks like it might not be as subdued as it has been. In addition, the Fed has announced its inclination to raise interest rates to stave off inflationary pressures. I believe the Fed will make such a move, probably at either its June or August Open Market Committee meeting. Once the Fed raises rates, it may continue some sort of interest-rate-hike approach to slow the economy, given its strength and the Fed's desire to quash inflation spurred by rapid economic growth and a tight labor market. It's conceivable the Fed would look to erase the effects of its rate cuts in late 1998, which were implemented largely to provide liquidity to the markets, not to supply fuel to the economy. In addition, the Fed may want to implement its policy well in advance of the new year, in an attempt to avoid changing interest-rate policy during a time when potential Year 2000 computer problems may occur. Indeed, a concern as we moved toward the end of the year is the Year 2000 issue and its possible impact on municipal securities. As one of many factors we look at, we'll be paying close attention to this issue in the months ahead.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

FUND FACTS

GOAL: high current tax-free
income while maintaining
share price stability by
investing in high-quality,
short-term Connecticut
municipal money market
securities

FUND NUMBER: 418

TRADING SYMBOL: FCMXX

START DATE: August 29, 1989

SIZE: as of May 31, 1999,
more than $511 million

MANAGER: Scott Orr, since
1997; manager, various
Fidelity and Spartan
municipal money market
funds; joined Fidelity in
1989
(checkmark)

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES



MATURITY DIVERSIFICATION

DAYS                         % OF FUND'S INVESTMENTS 5/31/99  % OF FUND'S  INVESTMENTS  % OF FUND'S  INVESTMENTS
                                                              11/30/98                  5/31/98

  0 - 30                      61                               76                        67

 31 - 90                      22                               9                         15

 91 - 180                     16                               3                         10

181 - 397                     1                                12                        8

WEIGHTED AVERAGE MATURITY

                             5/31/99                          11/30/98                  5/31/98

Fidelity Connecticut         40 days                          45 days                   44 days
Municipal Money Market Fund

Connecticut Tax-Free Money   40 days                          53 days                   43 days
Market Funds Average *



ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF MAY 31, 1999               AS OF NOVEMBER 30, 1998

Variable Rate Demand Notes       Variable Rate Demand Notes
(VRDNs) 44.6%                    (VRDNs) 48.5%

Commercial Paper (including      Commercial Paper (including
CP Mode) 25.4%                   CP Mode) 11.6%

Tender Bonds 7.3%                Tender Bonds 6.5%

Municipal Notes 5.6%             Municipal Notes 11.1%

Municipal Money  Market Funds    Municipal Money  Market Funds
13.4%                            20.0%

Other 3.7%                       Other 2.3%

Row: 1, Col: 1, Value: 44.6      Row: 1, Col: 1, Value: 48.0
Row: 1, Col: 3, Value: 25.4      Row: 1, Col: 3, Value: 12.0
Row: 1, Col: 4, Value: 7.3       Row: 1, Col: 4, Value: 7.0
Row: 1, Col: 5, Value: 5.6       Row: 1, Col: 5, Value: 11.0
Row: 1, Col: 6, Value: 13.4      Row: 1, Col: 6, Value: 20.0
Row: 1, Col: 8, Value: 3.7       Row: 1, Col: 8, Value: 2.0


*SOURCE: IBC'S MONEY FUND REPORT(registered trademark)

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

INVESTMENTS MAY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

MUNICIPAL SECURITIES - 100.0%

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

CONNECTICUT - 72.1%

Connecticut Clean Wtr. Fund      $ 3,195,000                      $ 3,195,000
Participating VRDN Series PA
517, 3.12% (Liquidity
Facility Merrill Lynch &
Co., Inc.) (a)(f)

Connecticut Dev. Auth. Arpt.
Facilities Rev.  (Bradley
Arpt. Hotel Proj.):

Series 1997 A, 3.2%, VRDN (a)     3,900,000                        3,900,000

Series 1997 C, 3.2%, VRDN (a)     830,000                          830,000

Connecticut Dev. Auth. Health
Care Rev.:

(Corp. for Independent Living     4,000,000                        4,000,000
Proj.) Series 1990,  3.1%,
VRDN (a)

Rfdg. (Corp. for Independent      2,565,000                        2,565,000
Living) Series 1999,  3.1%,
VRDN (a)

Connecticut Dev. Auth. Ind.       6,600,000                        6,600,000
Dev. Auth. Rev. Rfdg. (Cap.
District Energy Ctr. Proj.)
Series 1998, 3.1%, VRDN
(a)(d)

Connecticut Dev. Auth. Ind.
Dev. Rev.:

(Rojo Enterprises LLC) 3.3%,      1,700,000                        1,700,000
VRDN (a)

(W.E. Bassett Co. Proj.)          800,000                          800,000
Series 1986, 3.6%, VRDN
(a)(d)

Connecticut Dev. Auth. Poll.
Cont. Rev.:

(Connecticut Lt. & Pwr. Co.       9,400,000                        9,400,000
Proj.) Series 1996 A, 3.25%
(AMBAC Insured), VRDN (a)(d)

Bonds (New England Pwr. Co.       3,000,000                        3,104,285
Proj.) 7.25%  (Pre-Refunded
to 10/15/99 @ 102) (e)

Connecticut Gen. Oblig.:

Participating VRDN:

Series PA-338, 3.12% (a)(f)       4,095,000                        4,095,000

Series PA-347, 3.12% (a)(f)       3,500,000                        3,500,000

Bonds: Series B, 4% 3/15/00       2,000,000                        2,015,703

Series D, 3.75% 12/1/99           3,200,000                        3,209,358

Series B, 3.25% (BPA              11,790,000                       11,790,000
Bayerische Landesbank
Girozentrale), VRDN (a)

Connecticut Health & Edl.
Facilities Auth. Rev.:

Bonds (Yale Univ. Proj.):

Series S 1:

3% tender 8/10/99, CP mode        2,000,000                        2,000,000

3% tender 8/12/99, CP mode        6,000,000                        6,000,000

3.05% tender 7/22/99, CP mode     2,435,000                        2,435,000

Series S 2:

2.95% tender 8/9/99, CP mode      7,500,000                        7,500,000

3.05% tender 8/11/99, CP mode     17,200,000                       17,200,000

3.1% tender 9/13/99, CP mode      3,190,000                        3,190,000

(Pomfret School Issue) Series     900,000                          900,000
A, 3.2%, LOC Cr. Local de
France, VRDN (a)

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Health & Edl.
Facilities Auth. Rev.: -
continued

(Yale Univ. Proj.) Series        $ 10,000,000                     $ 10,000,000
T-1, 3.25%, VRDN (a)

Connecticut Hsg. Fin. Auth.:

Bonds (Hsg. Mtge. Fin. Prog.)
Series 1989 D:

3% tender 6/11/99, CP mode (d)    500,000                          500,000

3.05% tender 8/9/99, CP mode      1,500,000                        1,500,000
(d)

3.05% tender 9/1/99, CP mode      1,225,000                        1,225,000
(d)

Participating VRDN:

Series 1997 L, 3.45%              3,685,000                        3,685,000
(Liquidity Facility First
Union  Nat'l. Bank of North
Carolina) (a)(d)(f)

Series FR/Rl-A4, 3.25%            3,200,000                        3,200,000
(Liquidity Facility
Bayerische Hypo-und
Vereinsbank AG) (a)(f)

Series PT-1003, 3.17%             15,380,000                       15,380,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(d)(f)

Series PT-81, 3.17%               2,500,000                        2,500,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(d)(f)

(Hsg. Mtg. Fin. Prog.) Series     13,670,000                       13,670,000
1995 G, 3.1% (AMBAC Insured)
(BPA Morgan Guaranty Trust
Co., NY), VRDN (a)

Connecticut Muni. Elec.           2,400,000                        2,400,000
Energy Coop. Pwr. Supply
Sys. Rev. Bonds Series 1995
A, 3% tender 7/19/99, LOC
Fleet Nat'l. Bank, CP mode

Connecticut Reg'l. School         4,900,000                        4,900,000
District #14 BAN (Bethleham
- Woodbury Proj.) 4% 6/1/99

Connecticut Spl. Assessment
Second Injury Fund:

2.95% 9/15/99, LOC Cr.            3,700,000                        3,700,000
Communale de Belgique,  LOC
Cr. Agricole Indosuez, CP

3% 8/10/99, LOC Cr. Communale     15,000,000                       15,000,000
de Belgique, LOC Cr.
Agricole Indosuez, CP

3% 8/17/99, LOC Cr. Communale     3,000,000                        3,000,000
de Belgique, LOC Cr.
Agricole Indosuez, CP

3% 8/17/99, LOC Cr. Communale     3,100,000                        3,100,000
de Belgique, LOC Cr.
Agricole Indosuez, CP

3% 9/8/99, LOC Cr. Communale      8,300,000                        8,300,000
de Belgique, LOC Cr.
Agricole Indosuez, CP

3% 9/9/99, LOC Cr. Communale      27,500,000                       27,500,000
de Belgique, LOC Cr.
Agricole Indosuez, CP

3.05% 9/7/99, LOC Cr.             11,100,000                       11,100,000
Communale de Belgique, LOC
Cr. Agricole Indosuez, CP

3.1% 8/25/99, LOC Cr.             12,100,000                       12,100,000
Communale de Belgique, LOC
Cr. Agricole Indosuez, CP

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Spl. Assessment      $ 36,500,000                     $ 36,501,108
Unemployment Compensation
Rev. Bonds Series 1993 C,
3.6%, tender 7/1/99  (FGIC
Insured)

Connecticut Spl. Tax Oblig.
Rev.:

Participating VRDN Series 52,     7,200,000                        7,200,000
3.24% (a)(f)

(Transport Infrastructure         25,310,000                       25,310,000
Purp.) Series 1, 3.2%, VRDN
(a)

Bonds:

(Transport Infrastructure         5,000,000                        5,021,271
Purp.) Series 1993 C, 4.4%
10/1/99

Series 1995 C, 4.25% 10/1/99      2,400,000                        2,408,451
(FGIC Insured)

Series 1998 B, 4% 11/1/99         2,800,000                        2,809,228

Enfield Gen. Oblig. Rev. BAN      7,500,000                        7,511,259
3.25% 10/15/99

Hartford Redev. Auth.             11,945,000                       11,945,000
(Underwood Towers Proj.)
3.15%  (FSA Insured) (BPA
Societe Generale, France),
VRDN (a)

Mansfield Gen. Oblig. Rev.        3,600,000                        3,600,528
BAN 4% 6/16/99

New Britain Gen. Oblig.           3,000,000                        3,000,000
Series 1999, 3.35%  (AMBAC
Insured), VRDN (a)

New Fairfield Gen. Oblig.         2,500,000                        2,501,453
Rev. BAN 3.25% 8/2/99

New Haven Facilities Rev.         2,100,000                        2,100,000
(Starter Sportswear) Series
1986, 3.55%, VRDN (a)(d)

Redding Gen. Oblig. Rev. BAN      5,000,000                        5,005,852
3.25% 10/21/99

Shelton Gen. Oblig. Rev. BAN      1,250,000                        1,252,127
3.25% 12/1/99

Stratford Gen. Oblig. Rev.        2,800,000                        2,800,421
BAN 4% 6/16/99

                                                                   361,656,044

PUERTO RICO - 14.5%

Puerto Rico Commonwealth Hwy.
& Trans.  Auth.
Participating VRDN:

Series PA 114, 3.12%              12,735,000                       12,735,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(f)

Series PA 331, 3.12%              4,900,000                        4,900,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(f)

Series PA 494, 3.12%              1,870,000                        1,870,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(f)

Series ROC 2-98-1, 3.19%          1,000,000                        1,000,000
(Liquidity Facility
Commerzbank AG) (a)(f)

Series ROC 2-99-2, 3.19%          6,300,000                        6,300,000
(Liquidity Facility
Commerzbank AG) (a)(f)

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

PUERTO RICO - CONTINUED

Puerto Rico Commonwealth Pub.
Impt. Participating VRDN:

Series PA 97, 3.12%              $ 4,745,000                      $ 4,745,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(f)

Series PT 1025, 3.12%             20,225,000                       20,225,000
(Liquidity Facility Bank of
America Nat'l. Trust &
Savings Assoc.) (a)(f)

Puerto Rico Elec. Pwr. Auth.
Participating VRDN:

Series PA 150, 3.12%              3,700,000                        3,700,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(f)

Series PA 205, 3.12%              11,995,000                       11,995,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(f)

Series PA 311, 3.12%              4,195,000                        4,195,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(f)

Series PA 346, 3.12%              900,000                          900,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(f)

                                                                   72,565,000

                                 SHARES

OTHER - 13.4%

Municipal Central Cash Fund       67,475,942                       67,475,942
(b)(c)

TOTAL INVESTMENT IN                                                $ 501,696,986
SECURITIES - 100%

Total Cost for Income Tax Purposes                                 $  501,696,986

SECURITY TYPE ABBREVIATIONS

BAN  - BOND ANTICIPATION NOTE
CP   - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(c) At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.26%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(e) Security collateralized by an amount sufficient to pay interest and principal.

(f) Provides evidence of ownership in one or more underlying municipal bonds.

INCOME TAX INFORMATION

At November 30, 1998, the fund had a capital loss carryforward of approximately $37,000 of which $8,000, $3,000, $7,000 and $19,000 will expire on November 30, 2002, 2003, 2005 and 2006, respectively.

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                           MAY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 501,696,986
value -  See accompanying
schedule

Receivable for investments                  2,500,000
sold

Receivable for fund shares                  7,899,911
sold

Interest receivable                         3,074,621

Prepaid expenses                            10,963

 TOTAL ASSETS                               515,182,481

LIABILITIES

Payable to custodian bank      $ 1,984

Payable for fund shares         3,760,840
redeemed

Distributions payable           74,468

Accrued management fee          160,789

Other payables and accrued      94,989
expenses

 TOTAL LIABILITIES                          4,093,070

NET ASSETS                                 $ 511,089,411

Net Assets consist of:

Paid in capital                            $ 511,101,501

Accumulated net realized gain               (12,090)
(loss) on investments

NET ASSETS, for 511,101,413                $ 511,089,411
shares outstanding

NET ASSET VALUE, offering                   $1.00
price and redemption price
per share ($511,089,411
(divided by) 511,101,413
shares)

STATEMENT OF OPERATIONS
                                            SIX MONTHS ENDED MAY 31,
                                            1999 (UNAUDITED)

INTEREST INCOME                             $ 8,010,905

EXPENSES

Management fee                 $ 1,010,624

Transfer agent fees             332,615

Accounting fees and expenses    44,735

Non-interested trustees'        890
compensation

Custodian fees and expenses     15,209

Registration fees               23,432

Audit                           11,285

Legal                           17,176

Miscellaneous                   8,382

 Total expenses before          1,464,348
reductions

 Expense reductions             (33,812)     1,430,536

NET INTEREST INCOME                          6,580,369

NET REALIZED GAIN (LOSS) ON                  24,682
INVESTMENTS

NET INCREASE IN NET ASSETS                  $ 6,605,051
RESULTING FROM OPERATIONS

OTHER INFORMATION
Expense reductions:

 Custodian credits                          $ 3,343

 Transfer agent credits                      30,469

                                            $ 33,812

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED MAY 31,1999  YEAR ENDED NOVEMBER 30, 1998
                                 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 6,580,369                   $ 12,938,963

 Net realized gain (loss)         24,682                        (18,425)

 NET INCREASE (DECREASE) IN       6,605,051                     12,920,538
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (6,580,369)                   (12,938,963)
from net interest income

Share transactions at net         815,518,964                   1,319,043,753
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  6,193,406                     12,271,598
distributions from net
interest income

 Cost of shares redeemed          (798,637,841)                 (1,230,483,349)

 NET INCREASE (DECREASE) IN       23,074,529                    100,832,002
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       23,099,211                    100,813,577
IN NET ASSETS

NET ASSETS

 Beginning of period              487,990,200                   387,176,623

 End of period                   $ 511,089,411                 $ 487,990,200


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED  MAY 31, 1999  YEARS ENDED NOVEMBER 30,

                                 (UNAUDITED)                     1998                      1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 1.000                         $ 1.000                   $ 1.000    $ 1.000    $ 1.000
period

Income from Investment            .012                            .029                      .030       .029       .032
Operations Net interest
income

Less Distributions

From net interest  income         (.012)                          (.029)                    (.030)     (.029)     (.032)

Net asset value, end of period   $ 1.000                         $ 1.000                   $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN B, C                 1.24%                           2.94%                     3.05%      2.98%      3.29%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end  of period       $ 511,089                       $ 487,990                 $ 387,177  $ 339,487  $ 321,870
(000 omitted)

Ratio of expenses to average      .55% A                          .56%                      .58%       .59%       .61%
net assets

Ratio of expenses to average      .54% A, D                       .56%                      .57% D     .58% D     .61%
net assets after expense
reductions

Ratio of net interest income      2.49% A                         2.90%                     3.00%      2.93%      3.24%
to average net assets





                                 1994

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 1.000
period

Income from Investment            .022
Operations Net interest
income

Less Distributions

From net interest  income         (.022)

Net asset value, end of period   $ 1.000

TOTAL RETURN B, C                 2.19%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end  of period       $ 300,885
(000 omitted)

Ratio of expenses to average      .60%
net assets

Ratio of expenses to average      .60%
net assets after expense
reductions

Ratio of net interest income      2.16%
to average net assets


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended May 31, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Connecticut Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund (the money market funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Connecticut. The following summarizes the significant accounting policies of the money market funds and the income fund:

SECURITY VALUATION.

 INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

 MONEY MARKET FUNDS. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market funds, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized

1. SIGNIFICANT ACCOUNTING

POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions and losses deferred due wash sales and futures. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to
 .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (FIMM) an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the

2. OPERATING POLICIES -

CONTINUED

FUTURES CONTRACTS - CONTINUED

futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

 INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $45,875,151 and $47,523,046, respectively.
The market value of futures contracts opened and closed during the period amounted to $11,553,539 and $6,747,483, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the investment adviser for Fidelity Connecticut Municipal Money Market Fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .38% of average net assets for Fidelity Connecticut Municipal Money Market Fund.

As the income fund's and Spartan Connecticut Municipal Money Market Fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for the income fund and Spartan Connecticut Municipal Money Market Fund, respectively.

FMR also bears the cost of providing shareholder services to Spartan Connecticut Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $743 for the period.

SUB-ADVISER FEE. As each money market and the income (effective
January 1, 1999) funds' investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SUB-ADVISER FEE - CONTINUED

a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for Fidelity Connecticut Municipal Money Market Fund. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized rate of .13% of average net assets for Fidelity Connecticut Municipal Money Market Fund.

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the money market funds, along with other money market funds advised by FMR or its affiliates, have entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. Each fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, Fidelity Connecticut Municipal Money Market Fund paid premiums of $18,793 to FIDFUNDS, which are being amortized over one year. During the period, FMR has borne the cost of Spartan Connecticut Municipal Money Market Fund's premium payable to FIDFUNDS.

5. EXPENSE REDUCTIONS.

Fidelity Connecticut Municipal Money Market Fund and FMR (on behalf of the income fund and Spartan Connecticut Municipal Money Market Fund) have entered into arrangements with their custodians and transfer agents whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)

TOUCHTONE XPRESS
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER

Fidelity Investments
Money Management, Inc. (FIMM)
Merrimack, NH

OFFICERS

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Fred L. Henning, Jr., Vice President

Dwight D. Churchill, Vice President -

INCOME FUND

Boyce I. Greer, Vice President -

MONEY MARKET FUNDS

George A. Fischer, Vice President -

INCOME FUND

Scott A. Orr, Vice President -

MONEY MARKET FUNDS

Eric D. Roiter, Secretary

Richard A. Silver, Treasurer

Matthew N. Karstetter, Deputy Treasurer

Stanley N. Griffith, Assistant Vice President

John H. Costello, Assistant Treasurer

Leonard M. Rush, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

E. Bradley Jones *

Donald J. Kirk *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD

J. Gary Burkhead

Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS

UMB Bank, n.a.
Kansas City, MO

  and

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

THE FIDELITY TELEPHONE CONNECTION

MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

TouchTone Xpress (registered trademark)(automated graphic)
1-800-544-5555

(automated graphic) AUTOMATED LINES FOR QUICKEST SERVICE


CTR-SANN-0799   80203
1.704902.101

(Fidelity Logo Graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


SPARTAN(REGISTERED TRADEMARK)
NEW JERSEY MUNICIPAL
FUNDS

AND

FIDELITY
NEW JERSEY MUNICIPAL
MONEY MARKET FUND

SEMIANNUAL REPORT

MAY 31, 1999

CONTENTS

PRESIDENT'S MESSAGE            3   NED JOHNSON ON INVESTING
                                   STRATEGIES

SPARTAN NEW JERSEY MUNICIPAL
INCOME FUND

                               4   PERFORMANCE

                               7   FUND TALK: THE MANAGER'S
                                   OVERVIEW

                               10  INVESTMENT CHANGES

                               11  INVESTMENTS

                               19  FINANCIAL STATEMENTS

SPARTAN NEW JERSEY MUNICIPAL
MONEY MARKET FUND

                               23  PERFORMANCE

                               25  FUND TALK: THE MANAGER'S
                                   OVERVIEW

                               27  INVESTMENT CHANGES

                               28  INVESTMENTS

                               34  FINANCIAL STATEMENTS

FIDELITY NEW JERSEY MUNICIPAL
MONEY MARKET FUND

                               38  PERFORMANCE

                               40  FUND TALK: THE MANAGER'S
                                   OVERVIEW

                               42  INVESTMENT CHANGES

                               43  INVESTMENTS

                               49  FINANCIAL STATEMENTS

NOTES                          53  NOTES TO THE FINANCIAL
                                   STATEMENTS



Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(RECYCLE LOGO) This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:

After its first-ever close above 11,000 on the first trading day of May, the Dow Jones Industrial Average dropped over 450 points by month's end. The Federal Reserve Board's shift in bias toward raising rates to ward off inflation contributed to the decline. Government securities followed a similar path during May, as expectations of an eventual boost in interest rates drove the price of the bellwether 30-year Treasury consistently downwards.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31, 1999    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN NJ MUNICIPAL INCOME   0.55%          4.02%        36.56%        100.92%

LB New Jersey Municipal Bond  0.97%          4.60%        n/a           n/a
with   Port Authority of New
York and New Jersey

New Jersey Municipal Debt     0.22%          3.70%        35.95%        100.08%
Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers New Jersey Municipal Bond with Port Authority of New York and New Jersey Index - a market value-weighted index of New Jersey investment-grade municipal bonds, including Port Authority of New York and New Jersey bonds, with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 58 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED MAY 31, 1999      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN NJ MUNICIPAL INCOME     4.02%        6.43%         7.23%

LB New Jersey Municipal Bond    4.60%        n/a           n/a
with   Port Authority of New
York and New Jersey

New Jersey Municipal Debt       3.70%        6.33%         7.18%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS

             Spartan NJ Muni Income      LB Municipal Bond
             00416                       LB015
  1989/05/31      10000.00                    10000.00
  1989/06/30      10159.87                    10135.80
  1989/07/31      10271.97                    10273.75
  1989/08/31      10145.60                    10173.17
  1989/09/30      10106.80                    10142.85
  1989/10/31      10247.73                    10266.90
  1989/11/30      10400.60                    10446.57
  1989/12/31      10448.46                    10532.02
  1990/01/31      10344.66                    10482.21
  1990/02/28      10449.99                    10575.50
  1990/03/31      10468.18                    10578.67
  1990/04/30      10332.11                    10502.08
  1990/05/31      10601.54                    10731.34
  1990/06/30      10708.66                    10825.67
  1990/07/31      10876.38                    10984.81
  1990/08/31      10666.59                    10825.31
  1990/09/30      10735.29                    10831.48
  1990/10/31      10887.27                    11027.96
  1990/11/30      11144.70                    11249.73
  1990/12/31      11194.72                    11298.67
  1991/01/31      11330.40                    11450.30
  1991/02/28      11402.58                    11549.92
  1991/03/31      11431.82                    11554.07
  1991/04/30      11590.74                    11707.74
  1991/05/31      11685.74                    11811.82
  1991/06/30      11683.66                    11800.13
  1991/07/31      11876.57                    11943.86
  1991/08/31      12017.30                    12101.16
  1991/09/30      12169.60                    12258.71
  1991/10/31      12299.47                    12369.04
  1991/11/30      12329.73                    12403.55
  1991/12/31      12575.09                    12669.73
  1992/01/31      12596.19                    12698.62
  1992/02/29      12603.08                    12702.68
  1992/03/31      12579.35                    12707.38
  1992/04/30      12680.65                    12820.48
  1992/05/31      12864.84                    12971.38
  1992/06/30      13070.05                    13189.04
  1992/07/31      13536.20                    13584.44
  1992/08/31      13347.19                    13451.99
  1992/09/30      13402.11                    13539.97
  1992/10/31      13127.41                    13406.87
  1992/11/30      13479.74                    13646.99
  1992/12/31      13670.07                    13786.33
  1993/01/31      13836.84                    13946.66
  1993/02/28      14376.57                    14451.11
  1993/03/31      14196.23                    14298.36
  1993/04/30      14361.25                    14442.63
  1993/05/31      14478.33                    14523.80
  1993/06/30      14742.86                    14766.20
  1993/07/31      14745.88                    14785.55
  1993/08/31      15090.63                    15093.38
  1993/09/30      15270.85                    15265.30
  1993/10/31      15276.36                    15294.76
  1993/11/30      15113.61                    15160.01
  1993/12/31      15455.25                    15480.04
  1994/01/31      15617.57                    15656.82
  1994/02/28      15156.57                    15251.31
  1994/03/31      14463.73                    14630.28
  1994/04/30      14546.91                    14754.34
  1994/05/31      14712.42                    14882.26
  1994/06/30      14635.12                    14791.33
  1994/07/31      14909.77                    15062.46
  1994/08/31      14967.92                    15114.57
  1994/09/30      14738.82                    14892.69
  1994/10/31      14470.74                    14628.20
  1994/11/30      14228.65                    14363.72
  1994/12/31      14567.11                    14679.86
  1995/01/31      15003.96                    15099.41
  1995/02/28      15351.66                    15538.50
  1995/03/31      15538.75                    15717.04
  1995/04/30      15568.63                    15735.59
  1995/05/31      15939.98                    16237.71
  1995/06/30      15841.72                    16096.44
  1995/07/31      15900.96                    16249.04
  1995/08/31      16033.11                    16455.07
  1995/09/30      16176.35                    16559.24
  1995/10/31      16423.73                    16800.01
  1995/11/30      16655.38                    17078.72
  1995/12/31      16803.25                    17242.85
  1996/01/31      16893.14                    17373.03
  1996/02/29      16814.78                    17255.76
  1996/03/31      16607.77                    17035.23
  1996/04/30      16545.89                    16987.02
  1996/05/31      16530.65                    16980.23
  1996/06/30      16708.15                    17165.14
  1996/07/31      16843.03                    17321.34
  1996/08/31      16826.68                    17317.19
  1996/09/30      17036.07                    17559.63
  1996/10/31      17247.66                    17758.23
  1996/11/30      17550.31                    18083.20
  1996/12/31      17486.92                    18007.25
  1997/01/31      17531.59                    18041.29
  1997/02/28      17663.27                    18206.91
  1997/03/31      17454.52                    17964.21
  1997/04/30      17576.09                    18114.57
  1997/05/31      17811.54                    18387.01
  1997/06/30      17981.33                    18582.83
  1997/07/31      18443.35                    19097.58
  1997/08/31      18276.64                    18918.63
  1997/09/30      18480.08                    19143.20
  1997/10/31      18589.57                    19266.29
  1997/11/30      18680.55                    19379.57
  1997/12/31      18946.94                    19662.32
  1998/01/31      19124.74                    19865.24
  1998/02/28      19112.88                    19871.20
  1998/03/31      19125.59                    19888.68
  1998/04/30      19051.10                    19798.99
  1998/05/31      19314.75                    20112.40
  1998/06/30      19374.00                    20191.65
  1998/07/31      19417.21                    20242.33
  1998/08/31      19716.88                    20555.07
  1998/09/30      19946.99                    20811.19
  1998/10/31      19956.56                    20810.77
  1998/11/30      19980.79                    20883.82
  1998/12/31      20042.80                    20936.45
  1999/01/31      20278.87                    21185.38
  1999/02/28      20157.39                    21092.80
  1999/03/31      20165.77                    21122.12
  1999/04/30      20224.40                    21174.71
  1999/05/28      20091.60                    21052.11
IMATRL PRASUN   SHR__CHT 19990531 19990615 084821 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan New Jersey Municipal Income Fund on May 31, 1989. As the chart shows, by May 31, 1999, the value of your investment would have grown to $20,092 - a 100.92% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,052 a 110.52% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday
is no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in the
opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED MAY 31,  YEARS ENDED NOVEMBER 30,

                  1999                      1998                      1997   1996   1995    1994

Dividend returns  2.29%                     4.98%                     5.19%  5.37%  6.40%   5.26%

Capital returns   -1.74%                    1.98%                     1.25%  0.00%  10.66%  -11.12%

Total returns     0.55%                     6.96%                     6.44%  5.37%  17.06%  -5.86%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share          4.51(cents)   26.46(cents)   53.53(cents)

Annualized dividend rate     4.68%         4.63%          4.66%

30-day annualized yield      4.16%         -              -

30-day annualized            6.94%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period and do not reflect tax reclassifications. If you annualize this number, based on an average share price of $11.34 over the past month, $11.46 over the past six months and $11.48 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 40.08% combined effective 1999 federal and state tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Despite a continued decline in new
issues that helped create a stable
supply and demand environment
for municipal bonds, the market for
municipal securities deteriorated
during the six-month period that
ended May 31, 1999. During this
time, the Lehman Brothers Municipal
Bond Index - an index of
approximately 50,000
investment-grade, fixed-rate
tax-exempt bonds - returned
0.81%. In comparison, the Lehman
Brothers Aggregate Bond Index -
a widely followed measure of
taxable bond performance -
declined 0.76% during the same
period. While municipal bonds
outperformed taxable bonds over
the six-month period, the municipal
market struggled as investors
anticipated that interest rates may
increase in an effort to slow the
booming U.S. economy and fight the
threat of inflation. Although there is
no consistent agreement among
economists that the Federal Reserve
Board will increase interest rates at
its next meeting, yields - which
move in the opposite direction of
prices - increased during the
period, causing municipal securities
to trade lower. Late in the period,
investors sold bonds in response to a
stronger-than-expected
consumer-price index in April. After
the Federal Reserve Board's policy
meeting in early May, municipal
bonds came under further pressure
as the Fed shifted its bias toward
tighter monetary policy and higher
interest rates, although it did not
raise rates at that time.

(Photograph of Norm Lind)

An interview with Norm Lind, Portfolio Manager of Spartan New Jersey Municipal Income Fund

Q. HOW DID THE FUND PERFORM, NORM?

A. Although rising interest rates curtailed the municipal bond market's returns during the past six months, the fund performed well relative to its peers. For the six-month period that ended May 31, 1999, the fund had a total return 0.55%. To get a sense of how the fund did relative to its competitors, the New Jersey municipal debt funds average returned 0.22% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers New Jersey Municipal Bond Index with Port Authority of New York and New Jersey - which tracks the types of securities in which the fund invests - returned 0.97% for the same six-month period. For the 12-month period that ended May 31, 1999, the fund had a total return of 4.02%. That return compared to the New Jersey municipal debt funds average's 3.70% return and the Lehman Brothers index's 4.60% return for the same 12-month period.

Q. WHY DID THE FUND OUTPERFORM ITS PEERS DURING THE PAST SIX MONTHS?

A. The fund benefited from its emphasis on relatively high-quality bonds rated A, Aa or Aaa. In the report to shareholders six months ago, I mentioned that I was concerned that the spread - the difference in income - between Aaa-rated and Baa-rated bonds might widen in response to an economic downturn or other reason. In that case, the prices of Baa-rated bonds would likely suffer price losses that would more than overwhelm their small income advantage. Instead of exposing the fund to those risks without adequate compensation for doing so, I chose to emphasize the higher-quality tiers of the New Jersey municipal market. Well, in response to an increase in the perceived risk of Baa-rated securities, investors pushed their prices lower, and their yields - which move in the opposite direction - climbed during the past six months. The trouble began when a hospital system in Philadelphia - which, at one point was rated Baa - declared bankruptcy and cast a pall over Baa-rated securities across the national municipal market. Later, there was news that one of the larger municipal bond insurance agencies decided to stop insuring Baa-rated hospital securities. While the fund didn't escape the pressure on Baa-rated securities, it suffered less than some peers with relatively large holdings in them.

Q. WHICH TYPES OF BONDS WERE LAGGARDS DURING THE PAST SIX MONTHS?

A. Intermediate-term bonds - those with maturities between 10 and 15 years - lagged the overall municipal market during the period. In the past several months in particular, the relative cheapness of Treasuries prompted significant selling of intermediate-maturity municipal bonds from "crossover" buyers, such as pension funds and insurance companies, who move among taxable and tax-free bonds in search of value. Despite their recent disappointing performance, I continued to emphasize intermediate-maturity bonds because I felt they offered an attractive combination of reward - or income - for their given risk.

Q. FOR SOME TIME NOW, YOU'VE EMPHASIZED PREMIUM COUPON BONDS. WHAT ARE THEY AND WHY ARE THEY ATTRACTIVE?

A. A premium bond carries a coupon - the interest rate the issuer promises to pay - above prevailing market rates and is priced above its face (par) value. The primary reason why I favor them is because their premium gives the bond protection from unfavorable tax treatment that can occur during particular market environments. In addition, individual investors tend to shy away from buying premiums, so I'm often able to get them at attractive prices compared to similarly rated, comparable maturity bonds with coupons at or below prevailing rates.

Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET AND THE FUND?

A. Supply and demand conditions - which can have a dramatic effect on the municipal market's performance - appear favorable. In contrast to last year, there has been a relatively light supply of municipal bonds issued so far in 1999. Meanwhile, demand has been firm. However, the direction of interest rates will be the primary factor determining municipal bond performance. But I don't spend time trying to predict where interest rates are headed since I don't believe anyone can do it consistently well. Rather, I'll continue to look for attractively priced bonds that I believe can perform well in relation to other bonds, no matter where interest rates end up.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

FUND FACTS

GOAL: to provide high current
income exempt from New
Jersey state and federal income
taxes by investing normally in
investment-grade municipal
securities

FUND NUMBER: 416

TRADING SYMBOL: FNJHX

START DATE: January 1, 1988

SIZE: as of May 31, 1999,
more than $405 million

MANAGER: Norm Lind, since
1997; manager, various Fidelity
and Spartan municipal
income funds; joined Fidelity
in 1986
(checkmark)

NORM LIND ON DEVELOPMENTS
IN TECHNOLOGY AND THEIR EFFECT
ON MUNICIPAL-BOND ISSUERS:

"Among the many factors I
consider in security selection, I'm
currently keeping an eye on two
technology-related developments
and their potential effect on
municipal-bond issuers. How
individual issuers meet these
challenges could have an impact
on their fiscal health and,
ultimately, their creditworthiness.
The first is potential problems
stemming from the so-called Year
2000 glitch, or `Y2K.' The issue is
whether problems that arise from
Y2K will compromise the
operations of a municipal issuer.
I'll also be monitoring the extent to
which municipal issuers
adequately budget for Y2K fixes.

"The second technology-related
issue I'm watching is the rise of
the Internet. As more and more
people shop for goods and services
online, it's uncertain to what
extent states and municipalities
will lose out on sales tax revenue.
Many government entities across
the nation are wrestling with
whether they will be able to tax
Internet-based sales that emanate
from their states or
municipalities. As yet, there's no
definitive estimate of the
magnitude of potential problems
stemming from this issue.
Nonetheless, I'm factoring it in
when I evaluate the attractiveness
of issuers, especially those that
are heavily reliant on sales-tax
revenues."

SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

INVESTMENT CHANGES

TOP FIVE SECTORS AS OF MAY
31, 1999

                              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                       THESE SECTORS  6 MONTHS AGO

General Obligations            25.6                     23.7

Transportation                 22.6                     21.9

Water & Sewer                  13.2                     10.6

Health Care                    8.5                      10.7

Escrowed/Pre-Refunded          8.0                      6.9

AVERAGE YEARS TO MATURITY AS
OF MAY 31, 1999

                                                       6 MONTHS AGO

Years                          12.2                     12.5


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF MAY 31, 1999

                                   6 MONTHS AGO

Years                         6.1   6.3

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF MAY 31, 1999
Aaa 47.9%
Aa, A 39.4%
Baa 7.5%
Ba, B 0.6%
Not Rated 3.5%
Short-term
investments 1.1%
Row: 1, Col: 1, Value: 47.1
Row: 1, Col: 2, Value: 39.4
Row: 1, Col: 3, Value: 7.5
Row: 1, Col: 4, Value: 1.0
Row: 1, Col: 5, Value: 3.5
Row: 1, Col: 6, Value: 1.5

AS OF NOVEMBER 30, 1998
Aaa 47.2%
Aa, A 37.5%
Baa 9.3%
Ba, B 0.7%
Not Rated 3.7%
Short-term
investments 1.6%
Row: 1, Col: 1, Value: 47.0
Row: 1, Col: 2, Value: 37.5
Row: 1, Col: 3, Value: 9.199999999999999
Row: 1, Col: 4, Value: 1.1
Row: 1, Col: 5, Value: 3.7
Row: 1, Col: 6, Value: 2.0

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

INVESTMENTS MAY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 98.9%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NEW JERSEY - 86.9%

Atlantic County Impt. Auth.
Luxury Tax Rev. (Convention
Ctr.):

7.375% 7/1/10 (MBIA Insured)      Aaa       $ 1,000,000                     $ 1,173,630
(Escrowed to Maturity) (f)

7.4% 7/1/16 (MBIA Insured)        Aaa        3,510,000                       4,423,162
(Escrowed to Maturity) (f)

Atlantic County Pub.
Facilities Lease Agreement
Ctfs. of Prtn. Rfdg. (Pub.
Facilities Lease Agreement):

7.4% 3/1/07 (FGIC Insured)        Aaa        3,035,000                       3,607,644

7.4% 3/1/08 (FGIC Insured)        Aaa        3,260,000                       3,922,367

Atlantic County Util. Auth.
Swr. Rev. Rfdg.:

Series A, 5.85% 1/15/15           Aaa        2,620,000                       2,792,737
(AMBAC Insured)

5.25% 1/15/11 (AMBAC Insured)     Aaa        4,145,000                       4,304,583

Bergen County Utils. Auth.
Wtr. Poll. Cont. Rev.:

Rfdg.:

(Cap. Appreciation) Series B,     Aaa        7,500,000                       5,099,550
0% 12/15/07 (FGIC Insured)

Series A, 5.125% 12/15/11         Aaa        5,000,000                       5,104,600
(FGIC Insured)

Series B, 5.6% 12/15/03 (FGIC     Aaa        2,000,000                       2,134,080
Insured)

Series A, 5% 12/15/13 (FGIC       Aaa        2,675,000                       2,687,733
Insured)

Camden County Muni. Util.
Auth. Swr. Rev. Rfdg.:

5.5% 7/15/05 (FGIC Insured)       Aaa        1,110,000                       1,185,691

5.5% 7/15/08 (FGIC Insured)       Aaa        1,300,000                       1,397,669

6% 7/15/03 (FGIC Insured)         Aaa        3,180,000                       3,422,570

6% 7/15/06 (FGIC Insured)         Aaa        1,060,000                       1,168,088

Cape May County Ind. Poll.        Aaa        1,350,000                       1,645,610
Cont. Fing. Auth. Rev. Rfdg.
(Atlantic City Elec. Co.)
Series A, 6.8% 3/1/21 (MBIA
Insured)

Delaware River Port Auth.
Pennsylvania & New Jersey
Rev. Rfdg. Series B:

5.25% 1/1/10 (AMBAC Insured)      Aaa        2,245,000                       2,353,658

5.25% 1/1/11 (AMBAC Insured)      Aaa        2,365,000                       2,459,387

Edison Township Gen. Oblig.       A1         1,000,000                       1,155,380
6.5% 6/1/11

Essex County Gen. Oblig.:

Rfdg.:

Series A 1, 6% 11/15/05 (FGIC     Aaa        3,000,000                       3,311,010
Insured)

Series A 2, 6.25% 9/1/10          Aaa        4,735,000                       5,233,453
(AMBAC Insured)

Series A:

5.75% 9/1/07 (AMBAC Insured)      Aaa        1,385,000                       1,518,306

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NEW JERSEY - CONTINUED

Essex County Gen. Oblig.: -
continued

Series A: - continued

5.75% 9/1/08 (AMBAC Insured)      Aaa       $ 1,465,000                     $ 1,611,954

5.75% 9/1/09 (AMBAC Insured)      Aaa        1,550,000                       1,705,574

Essex County Impt. Auth.:

Gen. Oblig. Lease Rev. 7%         Aaa        1,000,000                       1,070,280
12/1/20 (AMBAC Insured)
(Pre-Refunded to 12/1/00 @
102) (f)

Util. Sys. Rev. (Orange           Aaa        550,000                         581,977
Franchise) 5.75% 7/1/27
(MBIA Insured)

Essex County Util. Auth.
Solid Waste Rev. Series A:

5.75% 4/1/05 (FSA Insured)        Aaa        1,000,000                       1,077,720
(Escrowed to Maturity)

6% 4/1/06 (FSA Insured)           Aaa        1,000,000                       1,097,730
(Escrowed to Maturity)

Jersey City Muni. Utils.          Aaa        3,720,000                       3,915,188
Auth. Wtr. Rev. 5.25% 4/1/05
(FSA Insured)

Jersey City Swr. Auth. Swr.
Rev. Rfdg.:

6% 1/1/07 (AMBAC Insured)         Aaa        2,175,000                       2,394,392

6% 1/1/09 (AMBAC Insured)         Aaa        1,000,000                       1,109,450

Lenape Reg'l. High School
District:

7.625% 1/1/13 (MBIA Insured)      Aaa        675,000                         864,317

7.625% 1/1/14 (MBIA Insured)      Aaa        1,000,000                       1,288,780

Middlesex County Gen. Impt.       Aaa        2,665,000                       2,738,021
4.75% 8/1/02

Middlesex County Poll. Cont.
Auth. Rev. Rfdg. (Amerada
Hess):

6.875% 12/1/22                    -          5,000,000                       5,326,550

7.875% 6/1/22                     -          7,750,000                       8,803,613

Middletown Township Board of      Aaa        1,500,000                       1,603,965
Ed. 5.7% 8/1/10 (MBIA
Insured)

Morris County Gen. Oblig.         Aaa        2,180,000                       2,395,537
6.5% 8/1/03

New Jersey Bldg. Auth. Bldg.
Rev. Rfdg.:

5% 6/15/14                        Aa2        4,000,000                       4,013,520

5.75% 6/15/09                     Aa2        3,000,000                       3,282,240

New Jersey Econ. Dev. Auth.       A2         2,000,000                       2,416,820
Econ. Dev. Rev.
(Weyerhaeuser Co. Proj.) 9%
11/1/04

New Jersey Econ. Dev. Auth.
Market Transition Facilities
Rev. (Senior Lien) Series A:

5.25% 7/1/01 (MBIA Insured)       Aaa        1,000,000                       1,030,090

5.8% 7/1/07 (MBIA Insured)        Aaa        3,300,000                       3,564,693

5.8% 7/1/09 (MBIA Insured)        Aaa        5,000,000                       5,382,050

5.875% 7/1/11 (MBIA Insured)      Aaa        4,090,000                       4,393,069

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NEW JERSEY - CONTINUED

New Jersey Econ. Dev. Auth.
Rev.:

(Edl. Testing Svc.):

Series A, 6.5% 5/15/05 (MBIA      Aaa       $ 2,200,000                     $ 2,371,072
Insured)

Series B, 6.125% 5/15/15          Aaa        2,000,000                       2,228,660
(MBIA Insured) (Pre-Refunded
to 5/15/05 @ 102) (f)(g)

Rfdg. (Edl. Testing Svc.)
Series A:

5% 5/15/08 (MBIA Insured)         Aaa        2,285,000                       2,370,619

5% 5/15/09 (MBIA Insured)         Aaa        2,600,000                       2,687,386

New Jersey Econ. Dev. Auth.       Aaa        7,700,000                       8,198,113
Wtr. Facilities Rev.
(American Wtr. Co., Inc.
Proj.) 5.95% 11/1/29 (FGIC
Insured) (e)

New Jersey Edl. Facilities
Auth. Rev.:

(Princeton Theological
Seminary) Series B:

5.875% 7/1/22                     Aaa        3,280,000                       3,533,249

5.9% 7/1/26                       Aaa        2,000,000                       2,151,140

Rfdg.:

(Saint Peters College) Series
B:

5.375% 7/1/12                     Baa3       1,450,000                       1,440,720

5.375% 7/1/18                     Baa3       1,000,000                       980,570

(Seton Hall Univ. Proj.)          Aaa        2,200,000                       2,313,278
5.25% 7/1/09 (AMBAC Insured)
(b)

New Jersey Gen. Oblig.:

Rfdg.:

Series D:

5.75% 2/15/06                     Aa1        1,950,000                       2,114,054

6% 2/15/13                        Aa1        7,500,000                       8,306,250

Series E, 6% 7/15/10              Aa1        3,000,000                       3,336,270

4.75% 3/1/17                      Aa1        9,000,000                       8,613,000

5.9% 8/1/02                       Aa1        1,500,000                       1,590,615

6.5% 7/15/04                      Aa1        9,035,000                       10,032,554

New Jersey Health Care
Facilities Fing. Auth. Rev.:

(East Orange Gen. Hosp.)          BBB+       2,450,000                       2,559,295
Series B, 7.75% 7/1/20

(Elizabeth Gen. Med. Ctr.)        Baa1       1,975,000                       2,066,285
Series C, 7.25% 7/1/06

(Muhlenberg Reg'l. Med. Ctr.)     Aaa        2,000,000                       2,037,000
Series B, 8% 7/1/18 (AMBAC
Insured)

(Pascack Valley Hosp. Assoc.)     BBB        5,200,000                       5,590,156
6.7% 7/1/11 (Pre-Refunded to
7/1/01 @ 102) (f)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NEW JERSEY - CONTINUED

New Jersey Health Care
Facilities Fing. Auth. Rev.:
- continued

Rfdg.:

(AHS Hosp. Corp.) Series A,       Aaa       $ 3,500,000                     $ 3,890,670
6% 7/1/11 (AMBAC Insured)

(Atlantic City Med. Ctr.)         A3         4,200,000                       4,533,942
Series C, 6.8% 7/1/11

(Burdette Tomlin Memorial         Aaa        1,710,000                       1,801,588
Hosp.) Series D, 6.25%
7/1/06 (FGIC Insured)

(Cmnty. Med. Ctr./Kimball         Aaa        3,835,000                       3,972,868
Etc.) 5.25% 7/1/11 (FSA
Insured)

(Hackensack Univ. Med. Ctr.)      Aaa        4,665,000                       4,796,973
Series A, 5.25% 1/1/12 (MBIA
Insured)

(Kennedy Health Sys.) Series B:

5% 7/1/09 (MBIA Insured)          Aaa        1,000,000                       1,029,870

5.75% 7/1/07 (MBIA Insured)       Aaa        1,930,000                       2,096,192

5.75% 7/1/08 (MBIA Insured)       Aaa        1,135,000                       1,236,548

(Newcomb Med. Ctr.) Series A,     Ba3        2,465,000                       2,565,128
 7.875% 7/1/03

(Saint Barnabas Med. Ctr.)        Aaa        2,000,000                       1,851,960
Series A, 4.75% 7/1/28 (MBIA
Insured)

New Jersey Hsg. & Mtg. Fin.
Agcy. Rev.:

(Home Buyer):  Series B, 7.9%     Aaa        895,000                         918,100
10/1/22 (MBIA Insured) (e)

Series W, 4.75% 10/1/17 (MBIA     Aaa        4,485,000                       4,475,312
Insured)

Rfdg. Series 1:

6% 11/1/02                        A+         2,830,000                       2,927,720

6.2% 11/1/04                      A+         3,100,000                       3,303,205

6.45% 11/1/07                     A+         5,090,000                       5,420,087

New Jersey Hsg. Fin. Agcy.
Gen. Resolution Series A:

6.9% 11/1/07                      AA+        2,670,000                       2,833,404

6.95% 11/1/08                     AA+        2,265,000                       2,400,832

7% 11/1/09                        AA+        2,855,000                       3,027,413

7.05% 11/1/10                     AA+        3,500,000                       3,711,190

New Jersey Hwy. Auth. Garden
St. Parkway (Senior Parkway):

6% 1/1/05                         A1         2,200,000                       2,335,234

6% 1/1/19 (Escrowed to            Aaa        4,485,000                       5,011,046
Maturity) (f)

6.1% 1/1/06                       A1         1,750,000                       1,859,585

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NEW JERSEY - CONTINUED

New Jersey Hwy. Auth. Garden
St. Parkway (Senior
Parkway): - continued

6.2% 1/1/10 (c)                   A1        $ 7,000,000                     $ 7,927,010

New Jersey Sport and              Aaa        2,675,000                       2,795,696
Exposition Auth. Rev. Rfdg.
Series A, 5.25% 3/1/11 (MBIA
Insured)

New Jersey Tpk. Auth. Tpk.
Rev.:

Rfdg.:

Series A:

6.3% 1/1/01                       Baa1       1,000,000                       1,034,790

6.4% 1/1/02                       Baa1       1,000,000                       1,054,930

6.75% 1/1/08                      Baa1       1,000,000                       1,048,580

Series C:

6.5% 1/1/09                       Baa1       1,300,000                       1,445,288

6.5% 1/1/16                       Baa1       615,000                         696,863

10.375% 1/1/03 (FGIC Insured)     AAA        5,830,000                       6,579,913
 (Escrowed to Maturity) (f)

Series A, 5.9% 1/1/03             Baa1       9,000,000                       9,493,830

New Jersey Trans. Corp.           Aaa        5,100,000                       5,298,288
Series A, 5.4% 9/1/02 (FSA
Insured)

New Jersey Trans. Trust Fund
Auth.:

(Trans. Sys.) Series B:

5.25% 6/15/10                     Aa2        5,000,000                       5,219,800

6% 6/15/06 (AMBAC Insured)        Aa2        16,450,000                      18,121,481

Rfdg. (Trans. Sys.) Series B,     Aaa        3,000,000                       3,476,610
6.5% 6/15/10 (MBIA Insured)

New Jersey Wastewtr.
Treatment Trust Ln. Rev.:

Series A:

6% 7/1/10                         Aa1        15,000                          15,788

6% 7/1/10 (Pre-Refunded to        Aa1        985,000                         1,046,287
7/1/01  @ 102) (f)

6.875% 6/15/06                    Aa2        105,000                         109,427

6.875% 6/15/09                    Aa2        80,000                          83,657

7% 6/15/10                        Aa2        140,000                         146,457

New Jersey Wtr. Supply Auth.      Aaa        2,465,000                       2,534,094
Rev. Rfdg. (Delaware &
Raritan Sys.) 5.375% 11/1/12
(MBIA Insured) (e)

Newark Gen. Oblig. 5.3%           Aaa        3,500,000                       3,558,485
9/1/16  (MBIA Insured)

North Brunswick Township Gen.
Oblig. Rfdg.:

5.25% 5/15/10 (FGIC Insured)      Aaa        1,235,000                       1,290,773

5.25% 5/15/11 (FGIC Insured)      Aaa        1,290,000                       1,339,020

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NEW JERSEY - CONTINUED

Ocean County Gen. Oblig.          Aa2       $ 3,475,000                     $ 3,621,471
Rfdg. 5% 10/1/09

Ocean County Util. Auth.          Aa2        5,000,000                       5,152,050
Wastewtr. Rev. Rfdg. 5.125%
1/1/10

Rutgers State Univ. of New        A1         3,000,000                       3,426,480
Jersey Rfdg. (State Univ. of
New Jersey) Series A, 6.4%
5/1/13

                                                                             348,804,659

NEW YORK & NEW JERSEY - 9.7%

Port Auth. New York & New
Jersey Gen. Oblig.:

77th Series, 6.25% 1/15/27 (e)    A1         5,000,000                       5,241,500

92nd Series, 4.75% 1/15/29        A1         7,000,000                       6,438,320

109th Series, 5.375% 1/15/32      A1         11,500,000                      11,575,095

117th Series, 5.125% 11/15/11     Aaa        5,220,000                       5,301,589
 (FGIC Insured) (e)

Rfdg.:

94th Series, 5.7% 12/1/10         A1         6,385,000                       6,783,488

107th Series:

6% 10/15/05 (e)                   A1         1,740,000                       1,901,959

6% 10/15/06 (e)                   A1         1,535,000                       1,687,103

                                                                             38,929,054

PUERTO RICO - 2.3%

Puerto Rico Commonwealth          Baa1       510,000                         519,945
Infrastructure Fing. Auth.
Series A, 7.75% 7/1/08

Puerto Rico Commonwealth Gen.     Baa1       2,000,000                       2,125,660
Oblig. Rfdg. Series A, 6%
7/1/14

Puerto Rico Elec. Pwr. Auth.      Aaa        4,000,000                       4,069,840
Pwr. Rev. Series DD, 5%
7/1/12 (FSA Insured)

Puerto Rico Hsg. Fin. Corp.       AA         2,290,000                       2,365,753
Rev. (Multi-family Mtg.)
Series A I, 7.5% 4/1/22, LOC
Puerto Rico Govt. Dev. Bank

                                                                             9,081,198

TOTAL MUNICIPAL BONDS                                                        396,814,911
(Cost $379,838,666)

MUNICIPAL NOTES - 1.1%

                                              PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW JERSEY - 0.2%

New Jersey Econ. Dev. Auth.                   $ 800,000                        $ 800,000
Wtr. Facilities Rev. Rfdg.
(United Wtr., Inc. Proj.)
Series C, 3.35% (AMBAC
Insured) (BPA Bank of New
York NA), VRDN (d)

NEW YORK & NEW JERSEY - 0.9%

Port Auth. New York & New                      3,700,000                        3,700,000
Jersey Spl. Oblig. Rev.
(Versatile Structure) Series
6, 3.3%, VRDN (d)(e)

TOTAL MUNICIPAL NOTES                                                           4,500,000
(Cost $4,500,000)

TOTAL INVESTMENT IN                                                          $ 401,314,911
SECURITIES - 100%
(Cost $384,338,666)



FUTURES CONTRACTS

                              EXPIRATION DATE      UNDERLYING FACE AMOUNT      UNREALIZED GAIN/(LOSS)

SOLD

45 Bond Buyer Municipal Bond  June 1999            $ 5,488,594                 $ 54,574
Index Contracts


The face value of futures sold as a percentage of investment in securities - 1.4%

SECURITY TYPE ABBREVIATION

VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) Standard & Poor's(registered trademark) credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Security purchased on a delayed delivery or when-issued basis.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $192,513.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(f) Security collateralized by an amount sufficient to pay interest and principal.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

SECURITY                      ACQUISITION DATE  ACQUISITION COST

New Jersey Econ. Dev. Auth.   8/23/95           $ 1,953,920
Rev. (Edl. Testing Svc.)
Series B, 6.125% 5/15/15
(MBIA Insured) (Pre-Refunded
to 5/15/05 @ 102)

OTHER INFORMATION

At the end of the period, restricted securities (excluding 144A isues) amounted to $2,228,660 or 0.6% of net assets.

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        79.1%      AAA, AA, A    83.7%

Baa               5.5%       BBB           7.0%

Ba                0.6%       BB            0.0%

B                 0.0%       B             0.6%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 3.5%.
The distribution of municipal securities by revenue source, as a percentage of total value of investments in securities, is as follows:

General Obligations         25.6%

Transportation              22.6

Water & Sewer               13.2

Health Care                 8.5

Escrowed/Pre-Refunded       8.0

Housing                     7.7

Others (individually less   14.4
than 5%)

                            100.0%

INCOME TAX INFORMATION

At May 31, 1999, the aggregate cost of investment securities for income tax purposes was $384,338,666. Net unrealized appreciation aggregated $16,976,245, of which $18,061,264 related to appreciated investment securities and $1,085,019 related to depreciated investment securities.

SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            MAY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 401,314,911
value (cost $384,338,666) -
See accompanying schedule

Receivable for fund shares                   3,239
sold

Interest receivable                          7,276,085

 TOTAL ASSETS                                408,594,235

LIABILITIES

Payable to custodian bank       $ 184,375

Payable for investments          2,267,320
purchased on a  delayed
delivery basis

Payable for fund shares          416,416
redeemed

Distributions payable            416,617

Accrued management fee           189,870

Payable for daily variation      15,469
on futures contracts

Other payables and accrued       3,757
expenses

 TOTAL LIABILITIES                           3,493,824

NET ASSETS                                  $ 405,100,411

Net Assets consist of:

Paid in capital                             $ 388,516,627

Accumulated undistributed net                (447,035)
realized gain (loss) on
investments

Net unrealized appreciation                  17,030,819
(depreciation) on investments

NET ASSETS, for 35,878,367                  $ 405,100,411
shares outstanding

NET ASSET VALUE, offering                    $11.29
price and redemption price
per share ($405,100,411
(divided by) 35,878,367
shares)

STATEMENT OF OPERATIONS
                                            SIX MONTHS ENDED MAY 31,
                                            1999 (UNAUDITED)

INTEREST INCOME                             $ 10,377,659

EXPENSES

Management fee                $ 1,102,385

Non-interested trustees'       679
compensation

 Total expenses before         1,103,064
reductions

 Expense reductions            (7,697)       1,095,367

NET INTEREST INCOME                          9,282,292

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities         (57,635)

 Futures contracts             13,610        (44,025)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities         (7,271,024)

 Futures contracts             89,224        (7,181,800)

NET GAIN (LOSS)                              (7,225,825)

NET INCREASE (DECREASE) IN                  $ 2,056,467
NET ASSETS RESULTING  FROM
OPERATIONS

OTHER INFORMATION

Expense reductions Custodian                $ 6,826
credits

 Transfer agent credits                      871

                                            $ 7,697

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED MAY 31, 1999  YEAR ENDED NOVEMBER 30, 1998
                                 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 9,282,292                    $ 17,868,355

 Net realized gain (loss)         (44,025)                       2,113,812

 Change in net unrealized         (7,181,800)                    5,092,798
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       2,056,467                      25,074,965
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (9,282,292)                    (17,868,355)
From net interest income

 From net realized gain           (2,030,613)                    (1,741,847)

 TOTAL DISTRIBUTIONS              (11,312,905)                   (19,610,202)

Share transactions Net            46,765,640                     60,470,984
proceeds from sales of shares

 Reinvestment of distributions    8,401,750                      14,908,087

 Cost of shares redeemed          (30,524,502)                   (52,762,136)

 NET INCREASE (DECREASE) IN       24,642,888                     22,616,935
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   17,728                         21,466

  TOTAL INCREASE (DECREASE)       15,404,178                     28,103,164
IN NET ASSETS

NET ASSETS

 Beginning of period              389,696,233                    361,593,069

 End of period                   $ 405,100,411                  $ 389,696,233

OTHER INFORMATION
Shares

 Sold                             4,072,806                      5,270,314

 Issued in reinvestment of        734,144                        1,300,244
distributions

 Redeemed                         (2,663,513)                    (4,606,133)

 Net increase (decrease)          2,143,437                      1,964,425


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED MAY 31, 1999  YEARS ENDED NOVEMBER 30,

                               (UNAUDITED)                    1998                      1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 11.550                       $ 11.380                  $ 11.380   $ 11.420   $ 10.320
period

Income from Investment          .265                           .548                      .561       .588       .623
Operations Net interest
income

Net realized  and unrealized    (.201)                         .224                      .140       -          1.099
gain (loss)

Total from investment           .064                           .772                      .701       .588       1.722
operations

Less Distributions

From net interest  income       (.265)                         (.548)                    (.561)     (.588)     (.623)

From net  realized gain         (.060)                         (.055)                    (.140)     (.040)     -

Total distributions             (.325)                         (.603)                    (.701)     (.628)     (.623)

Redemption fees added to paid   .001                           .001                      -          -          .001
in capital

Net asset value,  end of       $ 11.290                       $ 11.550                  $ 11.380   $ 11.380   $ 11.420
period

TOTAL RETURN B, C               0.55%                          6.96%                     6.44%      5.37%      17.06%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period     $ 405,100                      $ 389,696                 $ 361,593  $ 357,367  $ 366,569
(000 omitted)

Ratio of expenses to average    .55% A                         .55%                      .55%       .55%       .55%
net assets

Ratio of expenses to average    .55% A                         .54% D                    .55%       .52% D     .55%
net assets after expense
reductions

Ratio of net interest income    4.63% A                        4.78%                     5.00%      5.26%      5.64%
to average net assets

Portfolio turnover rate         6% A                           12%                       16%        57%        36%





                               1994

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 11.760
period

Income from Investment          .637
Operations Net interest
income

Net realized  and unrealized    (1.291)
gain (loss)

Total from investment           (.654)
operations

Less Distributions

From net interest  income       (.637)

From net  realized gain         (.150)

Total distributions             (.787)

Redemption fees added to paid   .001
in capital

Net asset value,  end of       $ 10.320
period

TOTAL RETURN B, C               (5.86)%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period     $ 327,060
(000 omitted)

Ratio of expenses to average    .55%
net assets

Ratio of expenses to average    .55%
net assets after expense
reductions

Ratio of net interest income    5.70%
to average net assets

Portfolio turnover rate         8%


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income but does not include the effect of the $5 account closeout fee on an average-size account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN NJ MUNICIPAL MONEY   1.35%          2.85%        16.98%        34.89%
MARKET

New Jersey Tax-Free   Money  1.18%          2.52%        15.16%        n/a
Market Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on May 1, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey tax-free money market funds average which reflects the performance of tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past six months average represents a peer group of 15 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED MAY 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN NJ MUNICIPAL MONEY     2.85%        3.19%         3.35%
MARKET

New Jersey Tax-Free   Money    2.52%        2.84%         n/a
Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS
                             5/31/99  3/1/99  11/30/98  8/31/98  6/1/98



Spartan New Jersey           2.76%    2.54%   2.84%     2.90%    3.27%
Municipal Money Market



New Jersey   Tax-Free Money  2.49%    2.21%   2.51%     2.57%    2.99%
Market  Funds Average



Spartan New Jersey           4.60%    4.21%   4.72%     4.84%    5.46%
Municipal Money Market -
Tax-equivalent



Portion of fund's income     3.36%    9.13%   6.95%     0.00%    0.00%
subject to state taxes



YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. If the adviser had not reimbursed certain fund expenses during the periods shown, the yields would have been lower. You can compare these yields to the New Jersey tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1999 federal and state income tax rate of 40.08% and reflects that a portion of the fund's income was subject to state tax. A portion of the fund's income may be subject to the federal alternative minimum tax.

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE

Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the
two may be misleading
because it ignores the way
taxes reduce taxable returns.
Tax-equivalent yield - the
yield you'd have to earn on a
similar taxable investment to
match the tax-free yield -
makes the comparison more
meaningful. Keep in mind that
the U.S. government neither
insures nor guarantees a
money market fund. In fact,
there is no assurance that a
money market fund will
maintain a $1 share price.
(checkmark)

SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Orr)

An interview with Scott Orr, Portfolio Manager of Spartan New Jersey Municipal Money Market Fund

Q. SCOTT, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE SIX MONTHS THAT ENDED MAY 31, 1999?

A. As the period began, the market remained under the shadow of the global turmoil that plagued it in the third and early fourth quarter of 1998. There were a lot of questions about the pace of U.S. economic growth and the direction of interest rates. However, early in the period, market participants interpreted some signs to mean that the economy would sustain the steady growth we've witnessed over the past year. For example, in December, we saw reports that November's employment data was stronger than expected. As the month went on, it became more and more clear that the Federal Reserve Board would discontinue the rapid-fire interest-rate cuts it had employed to boost the markets from September through November 1998. Rates crept up from that point through the end of the period, as market observers tried to weigh what influence Fed action and emerging economic data might have on the future course of interest rates.

Q. WHAT HAPPENED MORE RECENTLY, OVER THE LAST THREE MONTHS OF THE
PERIOD?

A. In March and April, data indicated that inflation might not be as well-behaved as it had been in the recent past. Sentiment shifted from the expectation that Fed policy was going to be unchanged to one expecting a Fed rate increase. Such a hike would be employed by the Fed to curb economic growth and diminish inflationary pressures. By the end of May, the consensus viewpoint in the market was not "if" the Fed would raise short-term interest rates, but "when." At its May Open Market Committee meeting, the Fed added fuel to that fire when it announced a bias toward raising rates.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

A. A recurring issue for this fund is the strong demand for very short-term, variable-rate securities in New Jersey. Because of this demand, issuers can keep the yields on these notes very low. I tend to keep the fund's average maturity longer than the average of its competitors by limiting investments in lower-yielding variable-rate securities and taking advantage of opportunities in the six- to 12-month area. Given the uncertainty in the markets last fall, the fund began the period with an average maturity of 57 days, roughly equal to its competitors. The maturity dipped down to the 40-day range in the middle of the period, but moved out gradually as I bought longer-term money market securities that adequately reflected my expectations for higher interest rates. Locking in those yields helped the fund's performance. In addition, I turned some of my focus - within the limits set by the fund's prospectus - to out-of-state investment opportunities that offered more appealing after-tax yields than tax-free alternatives in the New Jersey market. Even though more of shareholders' income will be taxable at the state level this year because of the out-of-state investments, I pursued this strategy so the fund could provide higher yields on a tax-adjusted basis than if I had chosen to invest the same assets in significantly lower-yielding tax-exempt New Jersey securities.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on May 31, 1999, was 2.76%, compared to 2.84% six months ago. The more recent seven-day yield was the equivalent of a 4.60% taxable rate of return for New Jersey investors in the 40.08% combined state and federal income tax bracket, and reflects that a portion of the fund's income was subject to state taxes. Through May 31, 1999, the fund's six-month total return was 1.35%, compared to 1.18% for the New Jersey tax-free money market funds average, according to IBC Financial Data, Inc.

Q. WHAT'S YOUR OUTLOOK?

A. As of the end of May, the economy remains strong, labor markets are tight and inflation looks like it might not be as subdued as it has been. In addition, the Fed has announced its inclination to raise interest rates to stave off inflationary pressures. I believe the Fed will make such a move, probably at either its June or August Open Market Committee meeting. Once the Fed raises rates, it may continue some sort of interest-rate-hike approach to slow the economy, given its strength and the Fed's desire to quash inflation spurred by rapid economic growth and a tight labor market. It's conceivable the Fed would look to erase the effects of its rate cuts in late 1998, which were implemented largely to provide liquidity to the markets, not to supply fuel to the economy. In addition, the Fed may want to implement its policy well in advance of the new year, in an attempt to avoid changing interest-rate policy during a time when potential Year 2000 computer problems may occur. Indeed, a concern as we move toward the end of the year is the Year 2000 issue and its possible impact on municipal securities. As one of many factors we look at, we'll be paying close attention to this issue in the months ahead.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

FUND FACTS

GOAL: high current tax-free
income while maintaining
share price stability by
investing in high-quality,
short-term New Jersey
municipal money market
securities

FUND NUMBER: 423

TRADING SYMBOL: FSJXX

START DATE: May 1, 1990

SIZE: as of May 31, 1999,
more than $494 million

MANAGER: Scott Orr, since
1997; manager, various
Fidelity and Spartan
municipal money market
funds; joined Fidelity in
1989
(checkmark)

SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES

MATURITY DIVERSIFICATION

DAYS                           % OF FUND'S INVESTMENTS 5/31/99  % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS
                                                                11/30/98                 5/31/98

  0 - 30                        68                               61                       71

 31 - 90                        11                               12                       6

 91 - 180                       4                                16                       6

181 - 397                       17                               11                       17

WEIGHTED AVERAGE MATURITY

                               5/31/99                          11/30/98                 5/31/98

Spartan New Jersey Municipal   65 DAYS                          57 Days                  63 Days
Money Market Fund

New Jersey Tax-Free Money      55 DAYS                          56 Days                  50 Days
Market Funds Average *



ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF MAY 31, 1999              AS OF NOVEMBER 30, 1998

Variable Rate Demand Notes      Variable Rate Demand Notes
(VRDNs) 61.5%                   (VRDNs) 54.0%

Commercial Paper (including     Commercial Paper (including
CP Mode) 9.0%                   CP Mode) 11.5%

Tender Bonds 0.6%               Tender Bonds 0.5%

Municipal Notes 28.9%           Municipal Notes 26.4%

Other 0.0%                      Other 7.6%

Row: 1, Col: 1, Value: 61.5     Row: 1, Col: 1, Value: 54.0
Row: 1, Col: 3, Value: 9.0      Row: 1, Col: 3, Value: 11.5
Row: 1, Col: 5, Value: 1.0      Row: 1, Col: 5, Value: 1.0
Row: 1, Col: 7, Value: 28.5     Row: 1, Col: 7, Value: 26.0
Row: 1, Col: 8, Value: 0.0      Row: 1, Col: 8, Value: 7.5



*SOURCE: IBC'S MONEY FUND REPORT(registered trademark)

SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND

INVESTMENTS MAY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL SECURITIES - 100.0%

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

ILLINOIS - 0.4%

Madison County Envir. Impt.      $ 1,800,000                      $ 1,800,000
Rev. (Shell Wood Proj.)
Series A, 3.45% VRDN (a)(b)

NEW JERSEY - 74.1%

Bethlehem Township Gen.           2,750,000                        2,752,522
Oblig. BAN 3.75% 9/21/99

Bloomfield Township Gen.          4,200,000                        4,200,000
Oblig. BAN 3.8% 6/1/99

Brick Township Gen. Oblig.        6,700,000                        6,720,260
BAN 3.4% 5/12/00

Burlington County Gen. Oblig.     2,136,000                        2,143,341
BAN 3.5% 4/21/00

Camden County Impt. Auth. Rev.:

(Jewish Cmnty. Ctr. Proj.)        1,000,000                        1,000,000
Series 1995, 3.2%, LOC
Nat'l. Westminster Bank PLC,
VRDN (a)

(Parkview Redev. Hsg. Proj.)      6,800,000                        6,800,000
3.25%, LOC Gen. Elec.  Cap.
Corp., VRDN (a)(b)

Clifton Gen. Oblig. BAN 3.5%      1,700,000                        1,706,584
3/31/00

Cranford Township Gen. Oblig.     2,295,634                        2,303,572
BAN 3.5% 3/17/00

Delaware River Port Auth.         2,900,000                        2,900,000
Pennsylvania & New Jersey
Rev. Participating VRDN
Series SG 53, 3.32%
(Liquidity Facility Societe
Generale, France) (a)(c)

Dover Gen. Oblig. BAN 4%          3,514,950                        3,516,623
7/16/99

East Brunswick Township Gen.
Oblig. BAN:

3.25% 3/31/00                     6,547,000                        6,560,196

4% 7/28/99                        4,000,000                        4,002,349

Englewood Gen. Oblig. BAN 4%      2,548,500                        2,549,713
7/16/99

Fair Lawn Gen. Oblig. BAN         4,000,000                        4,004,613
3.25% 12/16/99

Hopatcong Gen. Oblig. BAN 4%      3,500,000                        3,500,221
6/11/99

Hudson County Impt. Auth.         24,960,000                       24,960,000
Rev. (Essential Purp. Pooled
 Govt. Ln. Prog.) Series
1986, 3.15%, LOC Comerica
Bank, Detroit, VRDN (a)

Margate City Gen. Oblig. BAN      2,194,500                        2,200,714
3.5% 3/24/00

Medford Township Gen. Oblig.      3,000,000                        3,000,526
BAN 3.13% 1/7/00

Mercer County Impt. Auth.         11,000,000                       11,000,000
Rev. (Atlantic Foundation &
Johnson Proj.) Series 1998,
3.22%  (MBIA Insured), VRDN
(a)

Middlesex County Gen. Oblig.      20,600,000                       20,619,529
BAN 3.25% 1/24/00

Monroe Township Middlesex         3,100,000                        3,101,680
County Gen. Oblig.  BAN 4%
7/28/99

Montclair Township Gen.
Oblig. BAN:

3.4% 2/15/00                      3,000,000                        3,007,415

3.5% 1/21/00                      3,537,000                        3,547,544

Montgomery Township Gen.          3,122,160                        3,125,503
Oblig. BAN Series 1998,
3.25% 12/10/99

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW JERSEY - CONTINUED

Moorestown Township Gen.
Oblig. BAN:

3.5% 6/2/00                      $ 3,900,000                      $ 3,911,271

3.75% 6/4/99                      3,000,000                        3,000,063

New Jersey Econ. Dev. Auth.
Econ. Dev. Rev.:

(Arden Group) Series 1989 BB,     1,350,000                        1,350,000
3.2%, LOC PNC  Bank NA, VRDN
(a)(b)

(Composite Issue) Series 1989     50,000                           50,000
B, 3.2%, LOC PNC  Bank NA,
VRDN (a)(b)

(Ctr. for Aging Applewood         2,125,000                        2,125,000
Proj.) Series 1989, 3.35%,
LOC Fleet Nat'l. Bank, VRDN
(a)

(Dial Realty) Series 1988 L,      1,850,000                        1,850,000
3.2%, LOC PNC  Bank NA, VRDN
(a)(b)

(Guttenplan's Bakery) Series      1,750,000                        1,750,000
1989 G, 3.2%, LOC PNC  Bank
NA, VRDN (a)(b)

(Herzel Mor Corp.) Series         400,000                          400,000
1989 L, 3.2%, LOC PNC  Bank
NA, VRDN (a)(b)

(Newark LLC) Series 1998,         6,000,000                        6,000,000
3.05% (AMBAC Insured), VRDN
(a)(b)

(Pictorial Offset Corp.)          400,000                          400,000
Series 1989 H, 3.2%, LOC
PNC Bank NA, VRDN (a)(b)

(PVC Container Corp.) Series      1,865,000                        1,865,000
1987 D, 3.3%, VRDN (a)(b)

(Recycle, Inc. Proj.) Series      4,300,000                        4,300,000
1995, 3.5%, LOC Fleet  Bank
NA, VRDN (a)(b)

New Jersey Econ. Dev. Auth.
Ind. & Econ. Dev. Rev.:

(Block Drug Corp.) Series A,      715,000                          715,000
3.3%, LOC SunTrust  Bank of
Atlanta, VRDN (a)

(Casa DiBertacchi Corp.           200,000                          200,000
Facilities) Series 1988,
3.4%, VRDN (a)(b)

New Jersey Econ. Dev. Auth.       650,000                          650,000
Ind. Dev. Rev. (Nat'l.
Refrigerant) Series 1994 A,
3.3%, LOC First Union Nat'l.
Bank of North Carolina, VRDN
(a)(b)

New Jersey Econ. Dev. Auth.
Rev.:

Bonds:

(Chambers Cogeneration LTP        12,200,000                       12,200,000
1991 Proj.) 3.05% tender
8/11/99, LOC Cr. Local de
France, CP mode (b)

(Keystone Proj.) Series 1992,     5,100,000                        5,100,000
3.05% tender 9/10/99, LOC
UBS AG, CP mode (b)

Participating VRDN Series PA      3,095,000                        3,095,000
453, 3.27% (a)(c)

(Bayshore Health Ctr.) Series     4,655,000                        4,655,000
1998 A, 3.25%, LOC
Kredietbank NV, VRDN (a)

(E.P. Henry Corp. Proj.)          695,000                          695,000
3.15%, VRDN (a)(b)

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW JERSEY - CONTINUED

New Jersey Econ. Dev. Auth.
Rev.: - continued

(Eastern Silk) 2nd Series D2,    $ 1,160,000                      $ 1,160,000
3.35%, LOC Banque Nationale
de Paris, VRDN (a)(b)

(Jewish Home Rockleigh Proj.)     7,000,000                        7,000,000
Series B, 3.2%, LOC PNC Bank
NA, VRDN (a)

New Jersey Econ. Dev. Auth.
Wtr. Facilities Rev.:

Participating VRDN:

Series FR/RI 34, 3.35%            8,415,000                        8,415,000
(Liquidity Facility Bank of
New York NA) (a)(b)(c)

Series FR/RI 35, 3.35%            1,500,000                        1,500,000
(Liquidity Facility Bank of
New York NA) (a)(b)(c)

(Elizabethtown Wtr. Co.)          2,500,000                        2,500,000
Series 1997 B, 3.15% (AMBAC
Insured) (BPA Bank of New
York NA), VRDN (a)(b)

New Jersey Edl. Facilities
Auth. Rev.:

(College of New Jersey)           8,000,000                        8,000,000
Series 1999 A, 3.2% (AMBAC
Insured), VRDN (a)

Series 1997 A, 3% 8/10/99, CP     2,600,000                        2,600,000

New Jersey Gen. Oblig. 3.25%      14,400,000                       14,400,000
6/1/99, CP

New Jersey Higher Ed. Auth.       2,800,000                        2,800,000
Student Ln. Rev. Bonds (New
Jersey Class Ln. Prog.)
Series 1997 B, 3.75%, tender
6/1/99 (MBIA Insured) (BPA
Landesbank Hessen-Thuringen)
(b)

New Jersey Hsg. & Mtg. Fin.       7,595,000                        7,595,000
Agcy. Participating VRDN
Series 94C 3003, 3.39%
(Liquidity Facility
Citibank,  New York NA)
(a)(b)(c)

New Jersey Hsg. & Mtg. Fin.
Rev. Participating VRDN:

Series PA 117, 3.32%              4,150,000                        4,150,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(b)(c)

Series PT 118, 3.32%              29,055,000                       29,054,999
(Liquidity Facility Banco
Santander SA) (a)(b)(c)

Series PT 92, 3.32%               6,880,000                        6,880,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(b)(c)

New Jersey Sport and              4,600,000                        4,600,000
Exposition Auth. Rev.
Participating VRDN Series
FR/RI A3, 3.35% (a)(c)

New Jersey Tpk. Auth. Tpk.        5,600,000                        5,600,000
Rev. Participating VRDN
Series PA 440, 3.27%
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(c)

New Jersey Trans. Trust Fund
Auth. Participating VRDN:

Series 1998-82, 3.27% (a)(c)      2,000,000                        2,000,000

Series PA 499, 3.3% (a)(c)        2,500,000                        2,500,000

Old Bridge Township New           3,000,000                        3,002,368
Jersey BAN 3.25% 10/20/99

Rahway New Jersey Gen. Oblig.     3,202,000                        3,207,579
BAN 3.75% 10/8/99

Readington Township Gen.          4,900,000                        4,913,772
Oblig. BAN 3.4% 4/28/00

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW JERSEY - CONTINUED

Ringwood Boro Gen. Oblig. BAN    $ 2,388,000                      $ 2,396,618
3.5% 3/17/00

Salem County Ind. Poll. Cont.
Fing. Auth. Poll. Cont. Rev.:

Bonds (Philadelphia Elec.         2,200,000                        2,200,000
Co.) Series 1993 A, 3%
tender 8/12/99, LOC Toronto
Dominion Bank, CP mode (b)

Participating VRDN Series PA      6,760,000                        6,760,000
357, 3.27% (a)(c)

Secaucus Gen. Oblig. BAN 3.4%     3,009,500                        3,015,760
6/1/00

South Plainfield Gen. Oblig.      4,500,000                        4,502,096
BAN 4% 7/20/99

Union County Gen. Oblig. BAN      2,860,000                        2,860,094
3.63% 7/14/99

Union County Util. Auth.          6,200,000                        6,200,000
Solid Waste Facilities Lease
Rev. Participating VRDN
Series FR/RI 38, 3.35%
(a)(b)(c)

Vernon Township School            7,000,000                        7,013,132
District BAN 3.5% 12/3/99

Wall Township Gen. Oblig. BAN     2,900,000                        2,900,528
Series B, 4% 6/24/99

Warren Co. Gen. Oblig. BAN        2,199,921                        2,200,633
3.17% 4/7/00

Washington Township Gen.          4,500,000                        4,504,213
Oblig. BAN 3.25% 11/15/99

Woodbridge Township Gen.          11,000,000                       11,006,526
Oblig. BAN 4% 7/30/99

                                                                   360,972,557

NEW YORK & NEW JERSEY - 22.5%

Port Auth. New York & New
Jersey:

Participating VRDN:

Series 6:

3.37% (Liquidity Facility         20,955,000                       20,955,000
Societe Generale, France)
(a)(b)(c)

Series FR/RI 16, 3.3%             8,000,000                        8,000,000
(Liquidity Facility Bank of
New York NA) (a)(b)(c)

Series SG 117, 3.37%              6,900,000                        6,900,000
(Liquidity Facility Societe
Generale, France) (a)(b)(c)

(Versatile Structure):

Series 1R, 3.45%, VRDN (a)(b)     600,000                          600,000

Series 3, 3.35%, VRDN (a)         6,800,000                        6,800,000

Series 5, 3.35%, VRDN (a)         4,300,000                        4,300,000

3.25% (BPA Morgan Guaranty        2,100,000                        2,100,000
Trust Co., NY), VRDN (a)

Port Auth. New York & New
Jersey Gen. Oblig.:

Participating VRDN:

Series PT 232, 3.37%              3,925,000                        3,925,000
(Liquidity Facility
Commerzbank AG) (a)(b)(c)

Series RI 3, 3.3% (Liquidity      2,100,000                        2,100,000
Facility Bank of  New York
NA) (a)(b)(c)

Series 1991, 3.41%, VRDN          6,400,000                        6,400,000
(a)(b)(d)

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW YORK & NEW JERSEY -
CONTINUED

Port Auth. New York & New
Jersey Gen. Oblig.: -
continued

Series 1992, 3.225%, VRDN        $ 6,900,000                      $ 6,900,000
(a)(d)

Series 1995 1, 3.2%, VRDN (a)     5,000,000                        5,000,000

Series 1995, 3.225%, VRDN         10,500,000                       10,500,000
(a)(b)(d)

Series 1996 3, 3.2%, VRDN (a)     5,000,000                        5,000,000

Series 1997 1B, 3.2%, VRDN (a)    3,200,000                        3,200,000

Series 1997 2, 3.225%, VRDN       10,400,000                       10,400,000
(a)(d)

Series A:

3% 8/9/99, CP (b)                 4,600,000                        4,600,000

3.1% 9/14/99, CP (b)              1,900,000                        1,900,000

                                                                   109,580,000

TEXAS - 2.8%

Harris County Gen. Oblig.         11,900,000                       11,900,000
3.25% (BPA Morgan Guaranty
Trust Co., NY), VRDN (a)

West Side Calhoun County          1,600,000                        1,600,000
Naval District Sewerage
Solid Waste Disp. Rev. (BP
Chemicals, Inc. Proj.)
Series 1996, 3.45% VRDN
(a)(b)

                                                                   13,500,000

VIRGINIA - 0.2%

Dinwiddie County Ind. Dev.        950,000                          950,000
Auth. Rev. (Chaparral Steel
Proj.) Series 1998 A, 3.5%,
LOC NationsBank NA, VRDN
(a)(b)

TOTAL INVESTMENT IN                                                 $ 486,802,557
SECURITIES - 100%

Total Cost for Income Tax Purposes                                  $ 486,802,557


SECURITY TYPE ABBREVIATIONS

BAN  - BOND ANTICIPATION NOTE
CP   - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(c) Provides evidence of ownership in one or more underlying municipal bonds.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

SECURITY                   ACQUISITION DATE  COST

Port Auth. New York & New  6/18/91           $ 6,400,000
Jersey Gen. Oblig. VRDN:
Series 1991, 3.41%

Series 1992, 3.225%        2/14/92           $ 6,900,000

Series 1995, 3.225%        9/15/95           $ 10,500,000

Series 1997 2, 3.225%      9/15/97           $ 10,400,000

OTHER INFORMATION

At the end of the period, restricted securities (excluding 144A issues) amounted to $34,200,000 or 6.9% of net assets.

INCOME TAX INFORMATION

At November 30, 1998, the fund had a capital loss carryforward of approximately $70,000 of which $23,000, $16,000, $2,000 and $29,000 will expire on November 30, 2000, 2002, 2003 and 2004, respectively.

SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            MAY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 486,802,557
value -  See accompanying
schedule

Cash                                         26,995

Receivable for investments                   10,078,932
sold

Receivable for fund shares                   1,775,772
sold

Interest receivable                          4,388,821

 TOTAL ASSETS                                503,073,077

LIABILITIES

Payable for investments        $ 6,927,031
purchased

Payable for fund shares         1,344,361
redeemed

Distributions payable           73,928

Accrued management fee          208,953

Other payables and accrued      3,296
expenses

 TOTAL LIABILITIES                           8,557,569

NET ASSETS                                  $ 494,515,508

Net Assets consist of:

Paid in capital                             $ 494,572,231

Accumulated undistributed net                (56,723)
realized gain (loss) on
investments

NET ASSETS, for 494,545,036                 $ 494,515,508
shares outstanding

NET ASSET VALUE, offering                    $1.00
price and redemption price
per share ($494,515,508
(divided by) 494,545,036
shares)

STATEMENT OF OPERATIONS
                                          SIX MONTHS ENDED MAY 31,
                                          1999 (UNAUDITED)

INTEREST INCOME                           $ 8,134,078

EXPENSES

Management fee               $ 1,276,764

Non-interested trustees'      895
compensation

 Total expenses before        1,277,659
reductions

 Expense reductions           (4,150)      1,273,509

NET INTEREST INCOME                        6,860,569

NET REALIZED GAIN (LOSS) ON                13,699
INVESTMENTS

NET INCREASE (DECREASE) IN                $ 6,874,268
NET ASSETS RESULTING  FROM
OPERATIONS

OTHER INFORMATION

Expense reductions

 Custodian credits                        $ 1,536

 Transfer agent credits                    2,614

                                          $ 4,150

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED MAY 31, 1999  YEAR ENDED NOVEMBER 30,
                                 (UNAUDITED)                    1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 6,860,569                    $ 15,704,226

 Net realized gain (loss)         13,699                         672

 NET INCREASE (DECREASE) IN       6,874,268                      15,704,898
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (6,860,569)                    (15,704,226)
from net interest income

Share transactions at net         195,552,266                    474,746,691
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  6,468,336                      15,281,562
distributions from net
interest income

 Cost of shares redeemed          (236,008,323)                  (485,904,369)

 NET INCREASE (DECREASE) IN       (33,987,721)                   4,123,884
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (33,974,022)                   4,124,556
IN NET ASSETS

NET ASSETS

 Beginning of period              528,489,530                    524,364,974

 End of period                   $ 494,515,508                  $ 528,489,530




 FINANCIAL HIGHLIGHTS         SIX MONTHS ENDED  MAY 31, 1999  YEARS ENDED NOVEMBER 30,             YEARS ENDED OCTOBER 31,

                              (UNAUDITED)                     1998                      1997 F     1997

SELECTED PER-SHARE DATA

Net asset value, beginning of $ 1.000                         $ 1.000                   $ 1.000    $ 1.000
period

Income from Investment         .013                            .030                      .003       .032
Operations Net interest
income

Less Distributions

From net interest income       (.013)                          (.030)                    (.003)     (.032)

Net asset value, end of period $ 1.000                        $ 1.000                   $ 1.000    $ 1.000

TOTAL RETURN B, C              1.35%                           3.06%                     0.27%      3.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period     $ 494,516                       $ 528,490                 $ 524,365  $ 520,551
(000 omitted)

Ratio of expenses to average   .50% A                          .50%                      .50% A     .40% D
net assets

Ratio of expenses to average   .50% A                          .50%                      .50% A     .40%
net assets after  expense
reductions

Ratio of net interest income   2.68% A                         3.02%                     3.28% A    3.15%
to average net assets




 FINANCIAL HIGHLIGHTS

                                 1996       1995       1994

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 1.000    $ 1.000    $ 1.000
period

Income from Investment            .032       .036       .024
Operations Net interest
income

Less Distributions

From net interest income          (.032)     (.036)     (.024)

Net asset value, end of period   $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN B, C                 3.24%      3.65%      2.45%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 504,875  $ 469,834  $ 395,935
(000 omitted)

Ratio of expenses to average      .35% D     .31% D     .28% D
net assets

Ratio of expenses to average      .34% E     .31%       .28%
net assets after  expense
reductions

Ratio of net interest income      3.20%      3.59%      2.44%
to average net assets


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE  ACCOUNT CLOSEOUT FEE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

F FOR THE ONE MONTH ENDED NOVEMBER 30.
SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY NJ MUNICIPAL MONEY  1.29%          2.74%        15.64%        38.96%
MARKET

New Jersey Tax-Free   Money  1.18%          2.52%        15.16%        n/a
Market Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or ten years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey tax-free money market funds average, which reflects the performance of municipal money market funds with similar objectives tracked by IBC Financial Data, Inc. The past six months average represents a peer group of 15 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED MAY 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY NJ MUNICIPAL MONEY    2.74%        2.95%         3.35%
MARKET

New Jersey Tax-Free   Money    2.52%        2.84%         n/a
Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS
                               5/31/99  3/1/99  11/30/98  8/31/98  6/1/98



Fidelity New Jersey Municipal  2.66%    2.44%   2.72%     2.82%    3.17%
 Money Market Fund



New Jersey Tax-Free   Money    2.49%    2.21%   2.51%     2.57%    2.99%
Market Funds   Average



Fidelity New Jersey Municipal  4.43%    4.02%   4.51%     4.71%    5.29%
 Money Market  Fund -
Tax-equivalent



Portion of fund's income       3.51%    17.39%  9.36%     0.00%    0.00%
subject to state taxes

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New Jersey tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1999 federal and state income tax rate of 40.08% and reflects that a portion of the fund's income was subject to state tax. A portion of the fund's income may be subject to the federal alternative minimum tax.

COMPARING
PERFORMANCE

Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you would
have to earn on a similar
taxable investment to match the
tax-free yield - makes the
comparison more meaningful.
Keep in mind that the U.S.
government neither insures nor
guarantees a money market
fund. In fact, there is no
assurance that a money fund
will maintain a $1 share price.
(checkmark)

FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Orr)

An interview with Scott Orr, Portfolio Manager of Fidelity New Jersey Municipal Money Market Fund

Q. SCOTT, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE SIX MONTHS THAT ENDED MAY 31, 1999?

A. As the period began, the market remained under the shadow of the global turmoil that plagued it in the third and early fourth quarter of 1998. There were a lot of questions about the pace of U.S. economic growth and the direction of interest rates. However, early in the period, market participants interpreted some signs to mean that the economy would sustain the steady growth we've witnessed over the past year. For example, in December, we saw reports that November's employment data was stronger than expected. As the month went on, it became more and more clear that the Federal Reserve Board would discontinue the rapid-fire interest-rate cuts it had employed to boost the markets from September through November 1998. Rates crept up from that point through the end of the period, as market observers tried to weigh what influence Fed action and emerging economic data might have on the future course of interest rates.

Q. WHAT HAPPENED MORE RECENTLY, OVER THE LAST THREE MONTHS OF THE
PERIOD?

A. In March and April, data indicated that inflation might not be as well-behaved as it had been in the recent past. Sentiment shifted from the expectation that Fed policy was going to be unchanged to one expecting a Fed rate increase. Such a hike would be employed by the Fed to curb economic growth and diminish inflationary pressures. By the end of May, the consensus viewpoint in the market was not "if" the Fed would raise short-term interest rates, but "when." At its May Open Market Committee meeting, the Fed added fuel to that fire when it announced a bias toward raising rates.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

A. A recurring issue for this fund is the strong demand for very short-term, variable-rate securities in New Jersey. Because of this demand, issuers can keep the yields on these notes very low. I tend to keep the fund's average maturity longer than the average of its competitors by limiting investments in lower-yielding variable-rate securities and taking advantage of opportunities in the six- to 12-month area. Given the uncertainty in the markets last fall, the fund began the period with an average maturity of 56 days, roughly equal to its competitors. The maturity dipped down to the 40-day range in the middle of the period, but moved out gradually as I bought longer-term money market securities that adequately reflected my expectations for higher interest rates. Locking in those yields helped the fund's performance. In addition, I turned some of my focus - within the limits set by the fund's prospectus - to out-of-state investment opportunities that offered more appealing after-tax yields than tax-free alternatives in the New Jersey market. Even though more of shareholders' income will be taxable at the state level this year because of the out-of-state investments, I pursued this strategy so the fund could provide higher yields on a tax-adjusted basis than if I had chosen to invest the same assets in significantly lower-yielding tax-exempt New Jersey securities.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on May 31, 1999, was 2.66%, compared to 2.72% six months ago. The more recent seven-day yield was the equivalent of a 4.43% taxable rate of return for New Jersey investors in the 40.08% combined state and federal income tax bracket, and reflects that a portion of the fund's income was subject to state taxes. Through May 31, 1999, the fund's six-month total return was 1.29%, compared to 1.18% for the New Jersey tax-free money market funds average, according to IBC Financial Data, Inc.

Q. WHAT'S YOUR OUTLOOK?

A. As of the end of May, the economy remains strong, labor markets are tight and inflation looks like it might not be as subdued as it has been. In addition, the Fed has announced its inclination to raise interest rates to stave off inflationary pressures. I believe the Fed will make such a move, probably at either its June or August Open Market Committee meeting. Once the Fed raises rates, it may continue some sort of interest-rate-hike approach to slow the economy, given its strength and the Fed's desire to quash inflation spurred by rapid economic growth and a tight labor market. It's conceivable the Fed would look to erase the effects of its rate cuts in late 1998, which were implemented largely to provide liquidity to the markets, not to supply fuel to the economy. In addition, the Fed may want to implement its policy well in advance of the new year, in an attempt to avoid changing interest-rate policy during a time when potential Year 2000 computer problems may occur. Indeed, a concern as we move toward the end of the year is the Year 2000 issue and its possible impact on municipal securities. As one of many factors we look at, we'll be paying close attention to this issue in the months ahead.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

FUND FACTS

GOAL: high current tax-free
income while maintaining
share price stability by
investing in high-quality,
short-term New Jersey
municipal money market
securities

FUND NUMBER: 417

TRADING SYMBOL: FNJXX

START DATE:  March 17, 1988

SIZE: as of May 31, 1999,
more than $657 million

MANAGER: Scott Orr, since
1997; manager, various
Fidelity and Spartan
municipal money market
funds; joined Fidelity in
1989
(checkmark)

FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES

MATURITY DIVERSIFICATION

DAYS                           % OF FUND'S INVESTMENTS 5/31/99  % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 5/31/99
                                                                11/30/98

  0 - 30                        65                               63                       71

 31 - 90                        11                               11                       6

 91 - 180                       6                                16                       7

181 - 397                       18                               10                       16

WEIGHTED AVERAGE MATURITY

                               5/31/99                          11/30/98                 5/31/98

Fidelity New Jersey Municipal  69 DAYS                          56 Days                  62 Days
 Money Market Fund

New Jersey Tax-Free Money      55 DAYS                          56 Days                  50 Days
Market Funds Average *



ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF MAY 31, 1999                AS OF NOVEMBER 30, 1998

Variable Rate Demand Notes        Variable Rate Demand Notes
(VRDNs) 59.6%                     (VRDNs) 52.9%

Commercial Paper (including       Commercial Paper (including
CP Mode) 11.8%                    CP Mode) 11.8%

Tender Bonds 0.4%                 Tender Bonds 0.5%

Municipal Notes 27.8%             Municipal Notes 24.8%

Other 0.4%                        Other 10.0%

Row: 1, Col: 1, Value: 59.6       Row: 1, Col: 1, Value: 52.9
Row: 1, Col: 3, Value: 11.8       Row: 1, Col: 3, Value: 11.3
Row: 1, Col: 5, Value: 0.4        Row: 1, Col: 5, Value: 1.0
Row: 1, Col: 7, Value: 27.8       Row: 1, Col: 7, Value: 24.6
Row: 1, Col: 8, Value: 0.4        Row: 1, Col: 8, Value: 10.0



*SOURCE: IBC'S MONEY FUND REPORT(registered trademark)

FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND

INVESTMENTS MAY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

MUNICIPAL SECURITIES - 100.0%

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

GEORGIA - 0.6%

Burke County Dev. Auth. Poll.    $ 700,000                        $ 700,000
Cont. Rev. (Georgia Pwr.
Co.) Series 1994 4, 3.45%,
VRDN (a)

Monroe County Dev. Auth.          3,350,000                        3,350,000
Poll. Cont. Rev. (Georgia
Pwr. Co.) 2nd Series, 3.45%,
VRDN (a)

                                                                   4,050,000

ILLINOIS - 0.2%

Madison County Envir. Impt.       1,100,000                        1,100,000
Rev. (Shell Wood Proj.)
Series A, 3.45% VRDN (a)(b)

LOUISIANA - 0.2%

Saint Charles Parish Poll.        1,600,000                        1,600,000
Cont. Rev. (Shell Oil
Co.-Norco Proj.) Series
1991, 3.45%, VRDN (a)(b)

NEW JERSEY - 75.8%

Bethlehem Township Gen.           2,760,000                        2,762,531
Oblig. BAN 3.75% 9/21/99

Bloomfield Township Gen.          4,300,000                        4,300,000
Oblig. BAN 3.8% 6/1/99

Brick Township Gen. Oblig.        8,781,000                        8,807,553
BAN 3.4% 5/12/00

Burlington County Gen. Oblig.     2,800,000                        2,809,624
BAN 3.5% 4/21/00

Camden County Impt. Auth. Rev.:

(Jewish Cmnty. Ctr. Proj.)        2,000,000                        2,000,000
Series 1995, 3.2%, LOC
Nat'l. Westminster Bank PLC,
VRDN (a)

(Parkview Redev. Hsg. Proj.)      6,000,000                        6,000,000
3.25%, LOC Gen. Elec. Cap.
Corp., VRDN (a)(b)

Clifton Gen. Oblig. BAN 3.5%      2,300,000                        2,308,908
3/31/00

Cranford Township Gen. Oblig.     3,000,000                        3,010,373
BAN 3.5% 3/17/00

Delaware River Port Auth.         3,540,000                        3,540,000
Pennsylvania & New Jersey
Rev. Participating VRDN
Series SG 53, 3.32%
(Liquidity Facility Societe
Generale, France) (a)(c)

Dover Gen. Oblig. BAN 4%          3,600,000                        3,601,713
7/16/99

East Brunswick Township Gen.
Oblig. BAN:

3.25% 3/31/00                     8,500,000                        8,517,132

4% 7/28/99                        4,000,000                        4,002,349

Englewood Gen. Oblig. BAN 4%      2,600,000                        2,601,237
7/16/99

Fair Lawn Gen. Oblig. BAN         4,563,500                        4,568,763
3.25% 12/16/99

Fairfield Township Gen.           2,025,000                        2,028,151
Oblig. BAN 3.4% 3/22/00

Hopatcong Gen. Oblig. BAN 4%      3,500,000                        3,500,221
6/11/99

Hudson County Impt. Auth.         28,795,000                       28,794,999
Rev. (Essential Purp. Pooled
 Govt. Ln. Prog.) Series
1986, 3.15%, LOC Comerica
Bank, Detroit, VRDN (a)

Lakewood Township Gen. Oblig.     3,172,788                        3,176,994
BAN 3.4% 1/14/00

Margate City Gen. Oblig. BAN      2,700,000                        2,707,646
3.5% 3/24/00

Medford Township Gen. Oblig.      3,500,000                        3,500,613
BAN 3.13% 1/7/00

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW JERSEY - CONTINUED

Mercer County Impt. Auth.        $ 16,000,000                     $ 16,000,000
Rev. (Atlantic Foundation &
Johnson Proj.) Series 1998,
3.22% (MBIA Insured), VRDN
(a)

Middlesex County Gen. Oblig.      27,200,000                       27,225,786
BAN 3.25% 1/24/00

Monroe Township Middlesex         3,182,206                        3,183,930
County Gen. Oblig. BAN 4%
7/28/99

Montclair Township Gen.
Oblig. BAN:

3.4% 2/15/00                      4,000,000                        4,009,886

3.5% 1/21/00                      4,323,000                        4,335,887

3.5% 3/10/00                      1,671,000                        1,677,008

Montgomery Township Gen.          3,500,000                        3,503,748
Oblig. BAN Series 1998,
3.25% 12/10/99

Moorestown Township Gen.
Oblig. BAN:

3.5% 6/2/00                       5,200,000                        5,215,028

3.75% 6/4/99                      3,000,000                        3,000,063

New Jersey Econ. Dev. Auth.
Econ. Dev. Rev.:

(Ctr. for Aging Applewood         2,275,000                        2,275,000
Proj.) Series 1989, 3.35%,
LOC Fleet Nat'l. Bank, VRDN
(a)

(Headquarters Proj.) Series       5,100,000                        5,100,000
1997, 3.1%, VRDN (a)

(Newark LLC) Series 1998,         9,800,000                        9,800,000
3.05% (AMBAC Insured), VRDN
(a)(b)

(PVC Container Corp.) Series      1,035,000                        1,035,000
1987 D, 3.3%, VRDN (a)(b)

New Jersey Econ. Dev. Auth.       300,000                          300,000
Ind. & Econ. Dev. Rev. (Casa
DiBertacchi Corp.
Facilities) Series 1988,
3.4%, VRDN (a)(b)

New Jersey Econ. Dev. Auth.       3,000,000                        3,000,000
Poll. Cont. Rev. (Hoffman-LA
Roche Proj.) Series 1985,
3.25%, LOC Wachovia Bank NA,
VRDN (a)

New Jersey Econ. Dev. Auth.
Rev.:

Bonds (Chambers Cogeneration
LTP 1991 Proj.):

3% tender 8/9/99, LOC Cr.         3,600,000                        3,600,000
Local de France, CP mode (b)

3.05% tender 8/11/99, LOC Cr.     16,300,000                       16,300,000
Local de France, CP mode (b)

3.05% tender 8/12/99, LOC Cr.     3,200,000                        3,200,000
Local de France, CP mode (b)

3.05% tender 9/10/99, LOC Cr.     11,100,000                       11,100,000
Local de France, CP mode (b)

3.1% tender 9/14/99, LOC Cr.      3,000,000                        3,000,000
Local de France, CP mode (b)

Participating VRDN Series PA      3,400,000                        3,400,000
453, 3.27% (a)(c)

(Bayshore Health Ctr.) Series     4,600,000                        4,600,000
1998 A, 3.25%, LOC
Kredietbank NV, VRDN (a)

(Jewish Home Rockleigh Proj.)     7,430,000                        7,430,000
Series B, 3.2%, LOC PNC Bank
NA, VRDN (a)

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW JERSEY - CONTINUED

New Jersey Econ. Dev. Auth.
Wtr. Facilities Rev.:

Participating VRDN Series        $ 10,000,000                     $ 10,000,000
FR/RI 35, 3.35% (Liquidity
Facility Bank of New York
NA) (a)(b)(c)

Rfdg. (United Wtr., Inc.          13,200,000                       13,200,000
Proj.) Series 1996 C, 3.45%
(AMBAC Insured) (BPA Bank of
New York NA), VRDN (a)(b)

New Jersey Edl. Facilities
Auth. Rev.:

Participating VRDN Series SG      3,800,000                        3,800,000
48, 3.27% (Liquidity
Facility Societe Generale,
France) (a)(c)

(College of New Jersey)           22,455,000                       22,455,000
Series 1999 A, 3.2% (AMBAC
Insured), VRDN (a)

Series 1997 A, 3% 8/10/99, CP     3,400,000                        3,400,000

New Jersey Gen. Oblig.:

3.15% 6/15/99, CP                 5,300,000                        5,300,000

3.25% 6/1/99, CP                  15,600,000                       15,600,000

New Jersey Higher Ed. Auth.:

Participating VRDN Series         2,100,000                        2,100,000
1998 18, 3.37% (Liquidity
Facility Morgan Stanley,
Dean Witter & Co.) (a)(c)

Student Ln. Rev. Bonds (New       2,600,000                        2,600,000
Jersey Class Ln. Prog.)
Series 1997 B, 3.75%, tender
6/1/99 (MBIA Insured) (BPA
Landesbank Hessen-Thuringen)
(b)

New Jersey Hsg. & Mtg. Fin.       6,800,000                        6,800,000
Agcy. Participating VRDN
Series 94C 3003, 3.39%
(Liquidity Facility
Citibank,  New York NA)
(a)(b)(c)

New Jersey Hsg. & Mtg. Fin.
Rev. Participating VRDN:

Series PA 117, 3.32%              3,720,000                        3,720,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(b)(c)

Series PT 118, 3.32%              23,310,000                       23,310,000
(Liquidity Facility Banco
Santander SA) (a)(b)(c)

Series PT 80, 3.27%               9,205,000                        9,205,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(c)

Series PT 92, 3.32%               10,410,000                       10,410,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(b)(c)

New Jersey Sport and              6,100,000                        6,100,000
Exposition Auth. Rev.
Participating VRDN Series
FR/RI A3, 3.35% (a)(c)

New Jersey Tpk. Auth. Tpk.        12,200,000                       12,200,000
Rev. Participating VRDN
Series PA 440, 3.27%
(Liquidity Facility Merrill
Lynch  & Co., Inc.) (a)(c)

New Jersey Trans. Corp.           2,675,000                        2,675,000
Series A, 4.625% 9/1/99

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW JERSEY - CONTINUED

New Jersey Trans. Trust Fund
Auth. Participating VRDN:

Series 1998-82, 3.27% (a)(c)     $ 10,000,000                     $ 10,000,000

Series PA 505, 3.3% (a)(c)        5,410,000                        5,410,000

North Brunswick Township BAN      2,920,000                        2,922,687
4% 8/27/99

Old Bridge Township Gen.          3,400,000                        3,402,684
Oblig. New Jersey BAN  3.25%
10/20/99

Rahway New Jersey Gen. Oblig.     3,500,000                        3,506,098
BAN 3.75% 10/8/99

Readington Township Gen.          6,439,000                        6,457,098
Oblig. BAN 3.4% 4/28/00

Ringwood Boro Gen. Oblig. BAN     3,000,000                        3,010,827
3.5% 3/17/00

Salem County Ind. Poll. Cont.
Fing. Auth. Poll. Cont. Rev.:

Bonds (Philadelphia Elec.
Co.) Series 1993 A:

3% tender 8/12/99, LOC            2,800,000                        2,800,000
Toronto Dominion  Bank, CP
mode (b)

3.05% tender 9/8/99, LOC          4,000,000                        4,000,000
Toronto Dominion  Bank, CP
mode (b)

Participating VRDN Series PA      900,000                          900,000
357, 3.27% (a)(c)

Secaucus Gen. Oblig. BAN 3.4%     3,986,000                        3,994,291
6/1/00

South Plainfield Gen. Oblig.      4,400,000                        4,402,049
BAN 4% 7/20/99

Union County Gen. Oblig. BAN      2,900,000                        2,900,096
3.63% 7/14/99

Union County Util. Auth.          6,260,000                        6,260,000
Solid Waste Facilities Lease
Rev. Participating VRDN
Series FR/RI 38, 3.35%
(a)(b)(c)

Vernon Township School            8,900,000                        8,916,697
District BAN 3.5% 12/3/99

Wall Township Gen. Oblig. BAN     3,000,000                        3,000,546
Series B, 4% 6/24/99

Warren County Gen. Oblig. BAN     2,800,000                        2,800,907
3.17% 4/7/00

Washington Township Gen.          5,300,000                        5,304,962
Oblig. BAN 3.25% 11/15/99

West Milford Township Gen.        3,976,000                        3,987,604
Oblig. BAN 3.5% 1/21/00

Woodbridge Township Gen.          11,068,950                       11,075,517
Oblig. BAN 4% 7/30/99

                                                                   492,757,206

NEW YORK & NEW JERSEY - 20.8%

Port Auth. New York & New
Jersey:

Participating VRDN:

Series 6, 3.37% (Liquidity        18,000,000                       18,000,000
Facility Societe Generale,
France) (a)(b)(c)

Series FR/RI 16, 3.3%             5,200,000                        5,200,000
(Liquidity Facility Bank of
New York NA) (a)(b)(c)

Series SG 117, 3.37%              6,400,000                        6,400,000
(Liquidity Facility Societe
Generale, France) (a)(b)(c)

(Versatile Structure):

Series 1R, 3.45%, VRDN (a)(b)     12,100,000                       12,100,000

Series 3, 3.35%, VRDN (a)         5,850,000                        5,850,000

Series 5, 3.35%, VRDN (a)         16,150,000                       16,150,000

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW YORK & NEW JERSEY -
CONTINUED

Port Auth. New York & New
Jersey: - continued

3.25% (BPA Morgan Guaranty       $ 2,300,000                      $ 2,300,000
Trust Co., NY), VRDN (a)

Port Auth. New York & New
Jersey Gen. Oblig.:

Participating VRDN:

Series GS 52, 3.37%               4,600,000                        4,600,000
(Liquidity Facility Societe
Generale, France) (a)(b)(c)

Series PA 518, 3.32%              3,405,000                        3,405,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(c)

Series PA 67, 3.32%               4,080,000                        4,080,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(c)

Series PT 232, 3.37%              4,200,000                        4,200,000
(Liquidity Facility
Commerzbank AG) (a)(b)(c)

Series RI 3, 3.3% (Liquidity      4,000,000                        4,000,000
Facility Bank of  New York
NA) (a)(b)(c)

Series 1991, 3.41%, VRDN          8,800,000                        8,800,000
(a)(b)(d)

Series 1992, 3.225%, VRDN         6,800,000                        6,800,000
(a)(d)

Series 1995, 3.225%, VRDN         9,400,000                        9,400,000
(a)(b)(d)

Series 1996 2, 3.3%, VRDN         3,500,000                        3,500,000
(a)(b)

Series 1997 1, 3.225%, VRDN       8,900,000                        8,900,000
(a)(d)

Series 1997 1A, 3.2%, VRDN (a)    2,800,000                        2,800,000

Series A:

3% 8/9/99, CP (b)                 5,835,000                        5,835,000

3.1% 9/14/99, CP (b)              2,600,000                        2,600,000

                                                                   134,920,000

TEXAS - 1.6%

Harris County Gen. Oblig.         10,400,000                       10,400,000
3.25% (BPA Morgan  Guaranty
Trust Co., NY), VRDN (a)

VIRGINIA - 0.8%

Dinwiddie County Ind. Dev.        5,000,000                        5,000,000
Auth. Rev. (Chaparral Steel
Proj.) Series 1998 A, 3.5%,
LOC NationsBank NA, VRDN
(a)(b)

TOTAL INVESTMENT IN                                                 $ 649,827,206
SECURITIES - 100%

Total Cost for Income Tax Purposes                                  $  649,827,206


SECURITY TYPE ABBREVIATIONS

BAN  - BOND ANTICIPATION NOTE
CP   - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(c) Provides evidence of ownership in one or more underlying municipal bonds.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

SECURITY                   ACQUISITION DATE  COST

Port Auth. New York & New  6/18/91           $ 8,800,000
Jersey Gen. Oblig.VRDN:
Series 1991, 3.41%,

Series 1992, 3.225%        2/14/92           $ 6,800,000

Series 1995, 3.225%        9/15/95           $ 9,400,000

Series 1997 1, 3.225%      9/15/97           $ 8,900,000

OTHER INFORMATION

At the end of the period, restricted securities (excluding 144A issues) amounted to $33,900,000 or 5.2% of net assets.

INCOME TAX INFORMATION

At November 30, 1998, the fund had a capital loss carryforward of approximately $41,000 of which $14,000 and $27,000 will expire on November 30, 2003 and 2005, respectively.

FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                           MAY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 649,827,206
value -  See accompanying
schedule

Receivable for investments                  12,078,932
sold

Receivable for fund shares                  7,416,420
sold

Interest receivable                         5,394,600

Prepaid expenses                            15,434

 TOTAL ASSETS                               674,732,592

LIABILITIES

Payable to custodian bank      $ 55,691

Payable for investments         9,209,319
purchased

Payable for fund shares         7,255,738
redeemed

Distributions payable           24,319

Accrued management fee          205,223

Other payables and accrued      141,970
expenses

 TOTAL LIABILITIES                          16,892,260

NET ASSETS                                 $ 657,840,332

Net Assets consist of:

Paid in capital                            $ 657,847,346

Accumulated undistributed net               (7,014)
realized  gain (loss) on
investments

NET ASSETS, for 657,847,409                $ 657,840,332
shares outstanding

NET ASSET VALUE, offering                   $1.00
price and redemption price
per share ($657,840,332
(divided by) 657,847,409
shares)

STATEMENT OF OPERATIONS
                                            SIX MONTHS ENDED MAY 31,
                                            1999 (UNAUDITED)

INTEREST INCOME                             $ 10,098,380

EXPENSES

Management fee                 $ 1,219,479

Transfer agent fees             502,157

Accounting fees and expenses    50,241

Non-interested trustees'        1,070
compensation

Custodian fees and expenses     18,274

Registration fees               37,287

Audit                           11,758

Legal                           18,680

Miscellaneous                   11,025

 Total expenses before          1,869,971
reductions

 Expense reductions             (5,917)      1,864,054

NET INTEREST INCOME                          8,234,326

NET REALIZED GAIN (LOSS) ON                  33,788
INVESTMENTS

NET INCREASE (DECREASE) IN                  $ 8,268,114
NET ASSETS RESULTING  FROM
OPERATIONS

OTHER INFORMATION
Expense reductions

 Custodian credits                          $ 1,254

 Transfer agent credits                      4,663

                                            $ 5,917

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED MAY 31, 1999  YEAR ENDED NOVEMBER 30,
                                 (UNAUDITED)                    1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 8,234,326                    $ 15,601,509

 Net realized gain (loss)         33,788                         14,434

 NET INCREASE (DECREASE) IN       8,268,114                      15,615,943
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (8,234,326)                    (15,601,509)
from net interest income

Share transactions at net         1,240,954,752                  1,801,008,658
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  8,061,516                      15,168,608
distributions from net
interest income

 Cost of shares redeemed          (1,181,699,838)                (1,713,362,802)

 NET INCREASE (DECREASE) IN       67,316,430                     102,814,464
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       67,350,218                     102,828,898
IN NET ASSETS

NET ASSETS

 Beginning of period              590,490,114                    487,661,216

 End of period                   $ 657,840,332                  $ 590,490,114


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED MAY 31, 1999  YEARS ENDED NOVEMBER 30,

                               (UNAUDITED)                    1998                      1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 1.000                        $ 1.000                   $ 1.000    $ 1.000    $ 1.000
period

Income from Investment          .013                           .029                      .030       .029       .033
Operations Net interest
income

Less Distributions

From net interest income        (.013)                         (.029)                    (.030)     (.029)     (.033)

Net asset value,  end of       $ 1.000                        $ 1.000                   $ 1.000    $ 1.000    $ 1.000
period

TOTAL RETURN B, C               1.29%                          2.93%                     3.03%      2.93%      3.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period     $ 657,840                      $ 590,490                 $ 487,661  $ 423,224  $ 434,709
(000 omitted)

Ratio of expenses to average    .59% A                         .60%                      .61%       .63%       .62%
net assets

Ratio of expenses to average    .58% A, D                      .59% D                    .61%       .61%D      .62%
net assets after expense
reductions

Ratio of net interest income    2.58% A                        2.90%                     2.98%      2.89%      3.28%
to average net assets





                               1994

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 1.000
period

Income from Investment          .022
Operations Net interest
income

Less Distributions

From net interest income        (.022)

Net asset value,  end of       $ 1.000
period

TOTAL RETURN B, C               2.19%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period     $ 399,548
(000 omitted)

Ratio of expenses to average    .62%
net assets

Ratio of expenses to average    .62%
net assets after expense
reductions

Ratio of net interest income    2.17%
to average net assets


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended May 31, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan New Jersey Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan New Jersey Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund (the money market funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of New Jersey. The following summarizes the significant accounting policies of the income fund and the money market funds:

SECURITY VALUATION.

INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET FUNDS. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market funds, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and losses deferred due to futures. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to
 .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (FIMM) an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments.

2. OPERATING POLICIES -

CONTINUED

WHEN-ISSUED SECURITIES - CONTINUED

Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. PURCHASES AND SALES OF INVESTMENTS.

INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $31,348,391 and $11,843,513, respectively.

The market value of futures contracts opened and closed during the period amounted to $14,425,920 and $11,953,616, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the investment adviser for Fidelity New Jersey
Municipal Money Market Fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .38% of average net assets.

As Spartan New Jersey Municipal Income Fund's and Spartan New Jersey Municipal Money Market Fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for Spartan New Jersey Municipal Income Fund and Spartan New Jersey Municipal Money Market Fund, respectively.

FMR also bears the cost of providing shareholder services to Spartan New Jersey Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $2,217 for the period.

SUB-ADVISER FEE. As the money market and the income (effective January 1, 1999) funds' investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for Fidelity New Jersey Municipal Money Market Fund. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized rate of .16% of average net assets for Fidelity New Jersey Municipal Money Market Fund.

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the money market funds, along with other money market funds advised by FMR or its affiliates, have entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MONEY MARKET INSURANCE -

CONTINUED

interest rates, ratings downgrades or other market conditions. Each fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, Fidelity New Jersey Municipal Money Market Fund paid premiums of $26,459 to FIDFUNDS, which are being amortized over one year. FMR has borne the cost of Spartan New Jersey Municipal Money Market Fund's premium payable to FIDFUNDS.

5. EXPENSE REDUCTIONS.

Fidelity New Jersey Municipal Money Market Fund and FMR (on behalf of Spartan New Jersey Municipal Income Fund and Spartan New Jersey Municipal Money Market Fund) have entered into arrangements with their custodians and transfer agents whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)

TOUCHTONE XPRESS
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)
MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)
FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS

Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)
FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER

Fidelity Investments
Money Management, Inc. (FIMM),
Merrimack, NH

OFFICERS

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Fred L. Henning Jr., Vice President

Boyce I. Greer, Vice President

Dwight D. Churchill, Vice President

Norman U. Lind, Vice President -

INCOME FUND

Scott A. Orr, Vice President -

MONEY MARKET FUNDS

Eric D. Roiter, Secretary

Matthew N. Karstetter, Deputy Treasurer

Richard A. Silver, Treasurer

Stanley N. Griffith, Assistant Vice President

John H. Costello, Assistant Treasurer

Leonard M. Rush, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

E. Bradley Jones *

Donald J. Kirk *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD

J. Gary Burkhead

Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS

UMB Bank, n.a.
Kansas City, MO

and

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

THE FIDELITY TELEPHONE CONNECTION

MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

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TDD Service 1-800-544-0118
for the deaf and hearing impaired
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(automated graphic) AUTOMATED LINE FOR QUICKEST SERVICE


NJN-SANN-0799   80194
1.704871.101

(Fidelity Logo Graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SPARTAN(REGISTERED)
MUNICIPAL INCOME
FUND

SEMIANNUAL REPORT

MAY 31, 1999

(Fidelity Logo Graphic)(registered)

CONTENTS

PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             7   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    10  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           11  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  59  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 63  Notes to the financial
                          statements.


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(recycle logo) This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:

After its first-ever close above 11,000 on the first trading day of May, the Dow Jones Industrial Average dropped over 450 points by month's end. The Federal Reserve Board's shift in bias toward raising rates to ward off inflation contributed to the decline. Government securities followed a similar path during May, as expectations of an eventual boost in interest rates drove the price of the bellwether 30-year Treasury consistently downwards.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31, 1999    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN MUNICIPAL INCOME      0.50%          4.27%        37.91%        100.88%

LB Municipal Bond             0.81%          4.67%        41.46%        110.52%

General Municipal Debt Funds  0.10%          3.26%        36.54%        100.03%
Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 263 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED MAY 31, 1999      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN MUNICIPAL INCOME        4.27%        6.64%         7.22%

LB Municipal Bond               4.67%        7.18%         7.73%

General Municipal Debt Funds    3.26%        6.42%         7.17%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS

             Spartan Municipal Income    LB Municipal Bond
             00037                       LB015
  1989/05/31      10000.00                    10000.00
  1989/06/30      10097.17                    10135.80
  1989/07/31      10170.76                    10273.75
  1989/08/31      10125.64                    10173.17
  1989/09/30      10082.42                    10142.85
  1989/10/31      10187.99                    10266.90
  1989/11/30      10376.15                    10446.57
  1989/12/31      10462.43                    10532.02
  1990/01/31      10352.18                    10482.21
  1990/02/28      10487.73                    10575.50
  1990/03/31      10499.60                    10578.67
  1990/04/30      10310.73                    10502.08
  1990/05/31      10595.22                    10731.34
  1990/06/30      10708.38                    10825.67
  1990/07/31      10874.15                    10984.81
  1990/08/31      10761.04                    10825.31
  1990/09/30      10842.22                    10831.48
  1990/10/31      10986.33                    11027.96
  1990/11/30      11300.41                    11249.73
  1990/12/31      11349.02                    11298.67
  1991/01/31      11496.84                    11450.30
  1991/02/28      11568.80                    11549.92
  1991/03/31      11606.02                    11554.07
  1991/04/30      11764.81                    11707.74
  1991/05/31      11868.43                    11811.82
  1991/06/30      11869.06                    11800.13
  1991/07/31      12041.48                    11943.86
  1991/08/31      12147.85                    12101.16
  1991/09/30      12244.95                    12258.71
  1991/10/31      12360.08                    12369.04
  1991/11/30      12387.06                    12403.55
  1991/12/31      12503.97                    12669.73
  1992/01/31      12632.33                    12698.62
  1992/02/29      12658.18                    12702.68
  1992/03/31      12670.58                    12707.38
  1992/04/30      12791.73                    12820.48
  1992/05/31      12914.50                    12971.38
  1992/06/30      13093.58                    13189.04
  1992/07/31      13429.51                    13584.44
  1992/08/31      13250.76                    13451.99
  1992/09/30      13286.34                    13539.97
  1992/10/31      13065.12                    13406.87
  1992/11/30      13404.17                    13646.99
  1992/12/31      13549.31                    13786.33
  1993/01/31      13738.93                    13946.66
  1993/02/28      14244.56                    14451.11
  1993/03/31      14141.37                    14298.36
  1993/04/30      14275.88                    14442.63
  1993/05/31      14358.74                    14523.80
  1993/06/30      14570.03                    14766.20
  1993/07/31      14575.10                    14785.55
  1993/08/31      14891.80                    15093.38
  1993/09/30      15107.17                    15265.30
  1993/10/31      15123.09                    15294.76
  1993/11/30      15001.35                    15160.01
  1993/12/31      15325.67                    15480.04
  1994/01/31      15494.22                    15656.82
  1994/02/28      15099.53                    15251.31
  1994/03/31      14400.89                    14630.28
  1994/04/30      14475.71                    14754.34
  1994/05/31      14565.93                    14882.26
  1994/06/30      14483.49                    14791.33
  1994/07/31      14756.82                    15062.46
  1994/08/31      14810.42                    15114.57
  1994/09/30      14590.40                    14892.69
  1994/10/31      14285.64                    14628.20
  1994/11/30      13839.93                    14363.72
  1994/12/31      14184.02                    14679.86
  1995/01/31      14667.54                    15099.41
  1995/02/28      15092.03                    15538.50
  1995/03/31      15131.57                    15717.04
  1995/04/30      15139.14                    15735.59
  1995/05/31      15611.32                    16237.71
  1995/06/30      15371.07                    16096.44
  1995/07/31      15482.33                    16249.04
  1995/08/31      15671.92                    16455.07
  1995/09/30      15792.84                    16559.24
  1995/10/31      16019.95                    16800.01
  1995/11/30      16323.54                    17078.72
  1995/12/31      16478.86                    17242.85
  1996/01/31      16615.32                    17373.03
  1996/02/29      16546.40                    17255.76
  1996/03/31      16334.44                    17035.23
  1996/04/30      16267.97                    16987.02
  1996/05/31      16272.27                    16980.23
  1996/06/30      16464.76                    17165.14
  1996/07/31      16619.77                    17321.34
  1996/08/31      16624.00                    17317.19
  1996/09/30      16819.05                    17559.63
  1996/10/31      17017.29                    17758.23
  1996/11/30      17366.26                    18083.20
  1996/12/31      17293.67                    18007.25
  1997/01/31      17310.53                    18041.29
  1997/02/28      17460.55                    18206.91
  1997/03/31      17234.37                    17964.21
  1997/04/30      17377.10                    18114.57
  1997/05/31      17622.99                    18387.01
  1997/06/30      17838.88                    18582.83
  1997/07/31      18346.50                    19097.58
  1997/08/31      18160.02                    18918.63
  1997/09/30      18378.18                    19143.20
  1997/10/31      18483.00                    19266.29
  1997/11/30      18585.18                    19379.57
  1997/12/31      18889.13                    19662.32
  1998/01/31      19100.28                    19865.24
  1998/02/28      19079.35                    19871.20
  1998/03/31      19081.63                    19888.68
  1998/04/30      18975.75                    19798.99
  1998/05/31      19265.90                    20112.40
  1998/06/30      19341.01                    20191.65
  1998/07/31      19388.09                    20242.33
  1998/08/31      19680.83                    20555.07
  1998/09/30      19941.88                    20811.19
  1998/10/31      19927.29                    20810.77
  1998/11/30      19987.30                    20883.82
  1998/12/31      20030.31                    20936.45
  1999/01/31      20266.36                    21185.38
  1999/02/28      20134.92                    21092.80
  1999/03/31      20168.67                    21122.12
  1999/04/30      20214.10                    21174.71
  1999/05/28      20087.64                    21052.11
IMATRL PRASUN   SHR__CHT 19990531 19990611 103911 R00000000000123

$10,000 OVER 10 YEARS: Let's say, hypothetically, that $10,000 was invested in Spartan Municipal Income Fund on May 31, 1989. As the chart shows, by May 31, 1999, the value of the investment would have grown to $20,088 - a 100.88% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,052 - a 110.52% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED MAY 31,  YEARS ENDED NOVEMBER 30,

                  1999                      1998                      1997   1996   1995    1994

Dividend returns  2.31%                     5.00%                     5.32%  5.30%  6.54%   7.54%

Capital returns   -1.81%                    2.54%                     1.70%  1.09%  11.41%  -15.28%

Total returns     0.50%                     7.54%                     7.02%  6.39%  17.95%  -7.74%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1999  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share         5.03(cents)   29.84(cents)   59.89(cents)

Annualized dividend rate    4.68%         4.68%          4.69%

30-day annualized yield     4.22%         -              -

30-day annualized           6.59%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.66 over the past one month, $12.79 over the past six months and $12.78 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Despite a continued decline in new
issues that helped create a stable
supply and demand environment
for municipal bonds, the market for
municipal securities deteriorated
during the six-month period that
ended May 31, 1999. During this
time, the Lehman Brothers Municipal
Bond Index - an index of
approximately 50,000
investment-grade, fixed-rate
tax-exempt bonds - returned
0.81%. In comparison, the Lehman
Brothers Aggregate Bond Index -
a widely followed measure of
taxable bond performance -
declined 0.76% during the same
period. While municipal bonds
outperformed taxable bonds over
the six-month period, the municipal
market struggled as investors
anticipated that interest rates may
increase in an effort to slow the
booming U.S. economy and fight the
threat of inflation. Although there is
no consistent agreement among
economists that the Federal Reserve
Board will increase interest rates at
its next meeting, yields - which
move in the opposite direction of
prices - increased during the
period, causing municipal securities
to trade lower. Late in the period,
investors sold bonds in response to a
stronger-than-expected
consumer-price index in April. After
the Federal Reserve Board's policy
meeting in early May, municipal
bonds came under further pressure
as the Fed shifted its bias toward
tighter monetary policy and higher
interest rates, although it did not
raise rates at that time.

(photograph of George Fischer)

An interview with George Fischer, Portfolio Manager of Spartan
Municipal Income Fund

Q. HOW DID THE FUND PERFORM, GEORGE?

A. For the six-month period that ended May 31, 1999, the fund had a total return of 0.50%. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned 0.10% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 0.81% for the same six-month period. For the 12-month period that ended May 31, 1999, the fund had a total return of 4.27%. That compared to the general municipal debt funds average's 3.26% return and the Lehman Brothers index's 4.67% return for the same 12-month period.

Q. WHAT FACTORS HELPED THE FUND OUTPACE ITS PEERS DURING THE PAST SIX
MONTHS?

A. The fund benefited from the advance-refunding of bonds issued by City of Hope Hospital and Atlanta Water and Sewer Authority. Although it's a somewhat complex process, the advance-refunding of those bonds helped boost their performance.

Q. WHAT WERE SOME OTHER POSITIVES FOR THE FUND'S PERFORMANCE?

A. Avoiding mistakes was another key contributor to the fund's performance. In particular, the fund was helped by its smaller-than-average stake in poor-performing bonds issued by health care entities. The health care sector was plagued by a number of unfavorable developments during the past six months. First, recent cutbacks in federally funded health care programs put pressure on hospitals across the country. Second, a large hospital system in Philadelphia - Allegheny Health Education and Research Foundation (AHERF) - declared bankruptcy. That event, coupled with difficulties at other hospitals, prompted investors to call into question the creditworthiness of the entire hospital sector. Third, some municipal bond insurers became increasingly reluctant to insure hospitals, which caused investors to approach the sector much more cautiously. The fund didn't own any bonds issued by AHERF, and avoided the most troubled of the hospital bonds.

Q. HOW DID YOU MANAGE THE FUND'S DURATION - WHICH MEASURES ITS
INTEREST RATE SENSITIVITY?

A. Going into 1999, many observers expected declining interest rates given weak global economic conditions. To capture more of the anticipated price gains resulting from falling rates, some competitors positioned their funds with relatively long durations, meaning they had more interest-rate sensitivity. When interest rates moved substantially higher - instead of lower - from January through April, funds with relatively long durations generally suffered the most. Rather than trying to predict the direction of interest rates, I manage the fund to have a duration that approximates that of the municipal market, as measured by the Lehman Brothers Municipal Bond Index. By doing so, I avoid the potential underperformance that can occur if the fund's duration is too long when interest rates rise or too short when interest rates decline.

Q. WERE THERE ANY DISAPPOINTMENTS OVER THE PAST SIX MONTHS?

A. Intermediate-term bonds - with maturities of between five and 15 years - didn't perform as well as I had hoped. They suffered at the hands of weaker demand from so-called "crossover buyers" - such as insurance companies and pension companies - who switch among various types of bonds in search of value. Despite their recent disappointing performance, I continued to emphasize intermediate bonds because I feel they offer the best combination of reward - or income - for the risk. For bonds with maturities of 15 years or longer, the extra income for each successive year is not, in my opinion, attractive given the level of risk inherent in longer-term bonds.

Q. GEORGE, WHAT FACTORS WILL SHAPE THE MUNICIPAL MARKET'S PERFORMANCE OVER THE NEXT SIX MONTHS?

A. Obviously, the direction of interest rates will be the primary determinant of municipal bond performance. But other factors - namely supply and demand - will play a role. If interest rates remain stable or move higher, I would expect the supply of municipals to taper off as issuers slow down their refinancing and new issuance activity. A bigger unknown is demand. Even after gaining some ground on U.S. Treasuries earlier this year, municipals remain relatively cheap alternatives to them. To the extent that investors seek out that value, the more municipals will benefit.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

FUND FACTS

GOAL: a high level of income
free from federal income tax

FUND NUMBER: 037

TRADING SYMBOL: FHIGX

START DATE: December 1, 1977

SIZE: as of May 31, 1999,
more than $4.6 billion

MANAGER: George Fischer,
since 1998; manager,
various Fidelity and Spartan
municipal income funds;
joined Fidelity in 1989
(checkmark)

GEORGE FISCHER ON Y2K AND
ITS POTENTIAL EFFECTS ON
MUNICIPAL BOND ISSUERS:

"The `Y2K bug' may pose problems
for some municipal issuers. At this
point, however, it's unclear how
many or to what magnitude
issuers will be affected, if at all.
That's why Fidelity's research
team - in its routine security
selection process - monitors
municipal issuers' Y2K
preparedness, among many other
factors. We're attempting to
ascertain how vulnerable a given
issuer thinks it is and what
potential fixes it has planned in
the event of problems. How
successful issuers are in
preparing for and dealing with
problems ultimately may affect
their creditworthiness."

(solid bullet) Throughout the past six months, the fund maintained a high overall credit quality, with about 88% of its investments in bonds rated A, Aa or Aaa at the end of the period.
In addition, general obligation
bonds (GOs) made up the fund's
largest sector concentration at
27% as of May 31, 1999. A GO is
backed by the full faith and credit
- which includes the taxing
power - of a city, county, state or
other issuer, and is paid with
general revenues, including taxes.

INVESTMENT CHANGES

TOP FIVE STATES AS OF MAY 31,
1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                        THESE HOLDINGS  6 MONTHS AGO

New York                        15.7                     16.2

Texas                           10.9                     10.1

Massachusetts                   7.4                      7.5

California                      7.4                      8.2

Illinois                        6.8                      6.5

TOP FIVE SECTORS AS OF MAY
31, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                        THESE SECTORS  6 MONTHS AGO

General Obligations             27.0                     27.1

Electric Utilities              14.3                     16.2

Escrowed/Pre-Refunded           11.8                     8.8

Transportation                  11.5                     12.1

Health Care                     8.0                      9.0

AVERAGE YEARS TO MATURITY AS
OF MAY 31, 1999

                                                        6 MONTHS AGO

Years                           12.9                     13.3


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF MAY 31, 1999

                                   6 MONTHS AGO

Years                         6.5   6.6

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION

(MOODY'S RATINGS)

AS OF MAY 31, 1999
Aaa 57.1%
Aa, A 31.3%
Baa 9.3%
Not Rated 2.0%
Short-term
investments 0.3%

Row: 1, Col: 1, Value: 55.7
Row: 1, Col: 2, Value: 31.1
Row: 1, Col: 3, Value: 9.300000000000001
Row: 1, Col: 4, Value: 2.5
Row: 1, Col: 5, Value: 1.3

AS OF NOVEMBER 30, 1998
Aaa 56.2%
Aa, A 30.6%
Baa 10.2%
Not Rated 2.3%
Short-term
investments 0.7%

Row: 1, Col: 1, Value: 55.2
Row: 1, Col: 2, Value: 30.6
Row: 1, Col: 3, Value: 10.2
Row: 1, Col: 4, Value: 2.3
Row: 1, Col: 5, Value: 1.7

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS MAY 31, 1999 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 99.7%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ALABAMA - 0.4%

Alabama Bldg. Renovation Fin.     A2        $ 5,000                              $ 5,296
Auth. Rev.  7.45% 9/1/11

Cullman Med. Park South Med.      Baa2       4,000                                4,211
Clinic Board Rev. Rfdg.
(Cullman Reg'l. Med. Ctr.)
Series A, 6.5% 2/15/23

Huntsville Gen. Oblig. Rfdg.      Aa2        2,200                                2,361
Series D, 6% 8/1/08

Mobile Wtr. & Swr.                A          5,100                                5,440
Commissioners Wtr. & Swr.
Rev. Rfdg. 6.5% 1/1/09

                                                                                  17,308

ALASKA - 1.7%

Alaska Student Ln. Corp.
Student Ln. Rev.:

(State Assisted) Series A:

5.9% 7/1/03 (AMBAC Insured)       Aaa        2,070                                2,163
(f)

6% 7/1/04 (AMBAC Insured) (f)     Aaa        2,500                                2,608

Series A:

5.15% 7/1/05 (AMBAC Insured)      Aaa        1,500                                1,555
(f)

5.55% 7/1/03 (AMBAC Insured)      Aaa        1,300                                1,357
(f)

5.65% 7/1/04 (AMBAC Insured)      Aaa        1,300                                1,358
(f)

7.3% 7/1/00 (AMBAC Insured)       Aaa        4,600                                4,758
(f)

North Slope Borough (Cap.
Appreciation):

Series A, 0% 6/30/01 (MBIA        Aaa        6,400                                5,901
Insured)

Series B:

0% 1/1/02 (MBIA Insured)          Aaa        16,000                               14,425

0% 1/1/03 (MBIA Insured)          Aaa        6,000                                5,178

0% 6/30/05 (FSA Insured)          Aaa        4,500                                3,451

Valdez Marine Term. Rev. Rfdg.:

(BP Pipeline, Inc. Proj.)         Aa2        28,205                               28,317
Series B,  5.5% 10/1/28

(Mobil Oil Co./Alaska             Aa2        7,000                                7,137
Pipeline)  5.75% 11/1/28

                                                                                  78,208

ARIZONA - 1.6%

Arizona Trans. Board Hwy.
Rev. Series A:

6.25% 7/1/04                      Aa         2,000                                2,110

6.6% 7/1/08 (Pre-Refunded to      Aaa        3,000                                3,212
7/1/01 @ 10/1/05 (g)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ARIZONA - CONTINUED

Chandler Gen. Oblig. Rfdg.:

(Cap. Appreciation):

0% 7/1/05 (FGIC Insured)          Aaa       $ 5,700                              $ 4,392

0% 7/1/08 (FGIC Insured)          Aaa        1,700                                1,125

7.375% 7/1/09 (FGIC Insured)      Aaa        1,000                                1,220

Maricopa County Cmnty.            Aa1        19,000                               19,723
College District  Series B,
5.25% 7/1/10

Maricopa County Hosp. Rev.
Rfdg.  (Sun Health Corp.):

5.4% 4/1/05                       Baa1       2,935                                3,079

5.65% 4/1/06                      Baa1       3,625                                3,861

Maricopa County Ind. Dev.         A2         3,345                                3,341
Auth. Health Facilities Rev.
Rfdg. (Catholic Health West
Proj.)  Series A, 4% 7/1/02

Maricopa County Ind. Dev.         Aaa        2,000                                2,447
Auth. Hosp. Facilities Rev.
Rfdg. (Samaritan Health
Svcs.) Series A, 7% 12/1/16
(MBIA Insured)

Maricopa County School            Aaa        2,660                                2,049
District # 1 Rfdg.  (Cap.
Appreciation) (Phoenix
Elementary)  2nd Series, 0%
7/1/05 (MBIA Insured)

Maricopa County School            Aaa        5,000                                5,224
District #28 (Kyrene
Elementary) Series D, 6%
7/1/13 (FGIC Insured)
(Pre-Refunded to 7/1/01 @
100) (g)

Maricopa County Unified           Aaa        3,050                                2,124
School District #69 Rfdg.
(Cap. Appreciation)
(Paradise Valley) 2nd
Series, 0% 7/1/07 (AMBAC
Insured)

Phoenix Gen. Oblig. Rfdg. 6%      Aa1        1,840                                1,952
7/1/02

Pima County Ctfs. of Prtn.:

4.75% 1/1/04 (MBIA Insured)       Aaa        2,060                                2,109

4.9% 1/1/06 (MBIA Insured)        Aaa        2,000                                2,062

Pima County Unified School        Aaa        2,000                                2,349
District #1  (Tucson Proj.
of 1989) Series G, 8% 7/1/04
(MBIA Insured)

Salt River Proj. Agric. Impt.     Aa2        10,000                               10,119
& Pwr. District Elec. Sys.
Rev. Rfdg. Series C, 4.4%
1/1/03

Tucson Gen. Oblig. Rfdg. 7.5%     Aa3        2,525                                2,709
7/1/01

                                                                                  75,207

ARKANSAS - 0.5%

Arkansas Dev. Fin. Auth. Rev.     A          4,500                                4,783
(Cap. Asset)  Series B, 7.1%
3/1/08

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ARKANSAS - CONTINUED

Arkansas Gen. Oblig. (Cap.
Appreciation) (College
Savings Proj.):

Series A:

0% 6/1/03                         Aa3       $ 1,280                              $ 1,093

0% 6/1/04                         Aa3        1,110                                905

Series C, 0% 6/1/05               Aa3        2,130                                1,656

Little Rock Arpt. Passenger       Aaa        1,520                                1,630
Facilities Charge Rev. 5.65%
5/1/16 (AMBAC Insured) (f)

North Little Rock Elec. Rev.
Rfdg. Series A:

6.15% 7/1/03 (MBIA Insured)       Aaa        3,245                                3,510

6.5% 7/1/10 (MBIA Insured)        Aaa        3,840                                4,412

Pulaski County Health             Aaa        1,750                                1,966
Facilities Board Rev. Rfdg.
(Sisters Charity
Nazareth-Saint Vincents
Infirmary) 6.05% 11/1/09
(MBIA Insured) (Escrowed to
Maturity) (g)

Rogers Sales & Use Tax Rev.       A1         1,480                                1,473
5% 11/1/15

                                                                                  21,428

CALIFORNIA - 7.4%

Alameda Corridor Trans. Auth.     Aaa        10,000                               9,610
Rev. (Sr. Lien) Series A, 5%
10/1/29 (MBIA Insured)

California Dept. of Wtr.
Resources Wtr. Sys. Rev.:

(Central Valley Proj.) Series     Aa2        4,000                                3,877
O, 5% 12/1/22

Rfdg. (Central Valley Proj.)      Aa2        5,070                                4,872
Series U,  5% 12/1/29

California Ed. Facilities
Auth. Rev.:

(Stanford Univ.) Series N,        Aaa        10,525                               10,535
5.2% 12/1/27

Rfdg.:

(Stanford Univ.) Series O,        Aaa        9,000                                8,857
5.125% 1/1/31

(Univ. of Southern                Aa2        4,410                                4,322
California) Series C, 5.125%
10/1/28

California Gen. Oblig.:

5.25% 10/1/13                     Aa3        5,000                                5,146

5.25% 10/1/17                     Aa3        1,500                                1,515

6% 10/1/09                        Aa3        5,250                                5,892

6.3% 9/1/10                       Aa3        4,000                                4,575

7% 10/1/06                        Aa3        8,975                                10,522

7% 10/1/09                        Aa3        1,000                                1,204

California Hsg. Fin. Agcy.
Rev.:

(Cap. Appreciation) (Single       Aa2        187                                  43
Family Home Mtg.) Series
1983 A, 0% 2/1/15

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CALIFORNIA - CONTINUED

California Hsg. Fin. Agcy.
Rev.: - continued

(Home Mtg.):

Series B, 5.2% 8/1/26 (MBIA       Aaa       $ 3,570                              $ 3,621
Insured) (f)

Series G:

5.9% 2/1/09 (MBIA Insured) (f)    Aaa        1,000                                1,043

5.9% 8/1/09 (MBIA Insured) (f)    Aaa        2,000                                2,086

Series R, 6.15% 8/1/27 (MBIA      Aaa        4,500                                4,678
Insured) (f)

Rfdg. (Home Mtg.) Series A:

5.3% 8/1/14 (MBIA Insured)        Aaa        2,375                                2,380

5.7% 8/1/16 (MBIA Insured)        Aaa        785                                  799

California Poll. Cont. Fing.      Baa2       5,235                                5,561
Auth. Resource Recovery Rev.
(Waste Mgmt., Inc.) Series
A, 7.15% 2/1/11 (f)

California Pub. Works Board
Lease Rev.:

(Medera County Dept. of           A1         2,500                                2,639
Corrections State Prison)
Series E, 5.5% 6/1/15

(Substance Abuse Treatment        Aaa        3,750                                3,955
Facilities)  Series A, 5.5%
1/1/14 (AMBAC Insured)

(Susanville County Dept. of       A1         1,500                                1,523
Corrections State Prison)
Series D 5.375% 6/1/18

(Various California Univ.         A1         7,500                                7,698
Proj.) Series A, 5.25%
12/1/13

(Various Cmnty. College           A1         2,415                                2,610
Proj.) Series A,  5.5%
12/1/08 (Pre-Refunded to
12/1/03 @ 102) (g)

Rfdg.:

(California Cmnty. Colleges)
Series D:

5.375% 3/1/11                     A          3,000                                3,131

5.375% 3/1/12                     A          1,500                                1,555

(California Univ. Proj.)          A1         5,755                                6,061
Series A,  5.5% 10/1/13

(Dept. of Corrections State       Aaa        1,450                                1,426
Prisons) Series A, 5%
12/1/19 (AMBAC Insured)

(Montery County Dept. of          A1         2,500                                2,605
Corrections State Prison)
Series D, 5.375% 11/1/13

(State Archives Bldg.             A1         5,000                                5,293
Complex) Series A, 5.375%
12/1/10

California Rural Home Mtg.        Aaa        15,500                               15,626
Fin. Auth. Lease Rev. (Rural
Lease Purp.) Series A, 4.45%
8/1/01 (MBIA Insured)

California Statewide Cmnty.       Aaa        3,695                                3,574
Dev. Corp. Ctfs. of Prtn.
(J. Paul Getty Trust) 5%
10/1/23

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CALIFORNIA - CONTINUED

Castaic Lake Wtr. Agcy. Ctfs.
of Prtn. Rfdg.  (Wtr. Sys.
Impt. Proj.) Series A:

7% 8/1/11 (MBIA Insured)          Aaa       $ 1,475                              $ 1,780

7.25% 8/1/09 (MBIA Insured)       Aaa        1,800                                2,199

Chino Basin Reg'l. Fing.          Aaa        2,245                                2,698
Auth. Rev. Rfdg. (Muni. Wtr.
District Swr. Sys. Proj.) 7%
8/1/09 (AMBAC Insured)

Compton Cmnty. Redev. Agcy.       Aaa        4,000                                4,523
Rfdg.  (Tax
Allocation-Compton Redev.)
Series A, 6.5% 8/1/13 (FSA
Insured)

Duarte Ctfs. of Prtn. (City       Baa1       12,250                               13,461
of Hope Med. Ctr.) 6.25%
4/1/23 (Pre-Refunded to
4/1/03 @ 102) (g)

Foothill/Eastern Trans.           Baa3       8,000                                6,455
Corridor Agcy. Toll Road
Rev. (Cap. Appreciation)
(Sr. Lien) Series A, 0%
1/1/08 (b)

La Quinta Redev. Agcy. Tax.       Aaa        470                                  587
Allocation Rfdg. (Redev.
Proj. Area #1) 7.3% 9/1/12
(MBIA Insured)

Long Beach Hbr. Rev.:

Rfdg. Series A, 6% 5/15/13        Aaa        6,700                                7,423
(FGIC Insured) (f)

5.125% 5/15/18 (f)                Aa3        5,000                                4,907

6% 5/15/06 (MBIA Insured) (f)     Aaa        3,000                                3,298

8% 5/15/04 (MBIA Insured) (f)     Aaa        6,305                                7,388

8.5% 5/15/03 (MBIA Insured)       Aaa        6,235                                7,241
(f)

Los Angeles County Metro.
Trans. Auth. Rev.:

(Proposition A-1st Tier) Sr.      Aaa        2,245                                2,489
Series A, 5.9% 7/1/14 (MBIA
Insured) (Pre-Refunded to
7/1/06 @ 1,001)

Rfdg.:

(Gen. Union Station) Series       Aaa        4,355                                4,480
A, 5.2% 7/1/12 (FSA Insured)

(Proposition A-2nd Tier)          Aaa        3,380                                3,691
5.625% 7/1/13 (MBIA Insured)
(Pre-Refunded to  7/1/06 @
1,001) (g)

Los Angeles County Pub. Works     Aaa        6,000                                6,046
Fing. Auth. Lease Rev.
(Multiple Cap. Facilities
Proj. IV) 4.75% 12/1/10
(MBIA Insured)

M-S-R Pub. Pwr. Agcy. Rev.        Aaa        1,685                                1,805
(San Juan Proj.) Series E,
6.5% 7/1/05 (MBIA Insured)

Metro. Wtr. District Southern     Aa2        13,430                               12,930
California Wtrwks. Rev.
Series A, 5% 7/1/26

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CALIFORNIA - CONTINUED

Modesto Irrigation District       Aaa       $ 4,390                              $ 5,799
Elec. Rev. Series A, 9.625%
1/1/11 (Escrowed to
Maturity) (g)

Northern California Pwr.
Agcy. Pub. Pwr. Rev.:

(Proj. No. 3) 5.85% 7/1/10        Aaa        1,985                                2,200
(AMBAC Insured) (Escrowed to
Maturity) (g)

Series A, 5.8% 7/1/09 (AMBAC      Aaa        3,000                                3,317
Insured)

Placer County Wtr. Agcy. Rev.
(Middle Fork Proj.) Series A:

3.75% 7/1/12                      A+         7,820                                7,184

3.75% 1/1/13                      A+         1,500                                1,338

Pleasant Hill Joint Powers        Aaa        1,490                                1,505
Fing. Auth. Lease Rev. (Cap.
Impt. Prog.) Series A, 5%
12/1/12 (MBIA Insured)

Sacramento Cogeneration Auth.     BBB-       700                                  757
Cogeneration Proj. Rev.
(Procter & Gamble) 6.375%
7/1/10

Sacramento Pwr. Auth.
Cogeneration Proj. Rev.:

6.5% 7/1/07                       BBB-       1,000                                1,116

6.5% 7/1/09                       BBB-       2,200                                2,428

San Francisco Bldg. Auth.         A1         5,500                                5,555
Lease Rev. (Dept. Gen. Svcs.
Lease) Series A, 5% 10/1/13

San Francisco City & County
Arpt. Commission Int'l.
Arpt. Rev.:

2nd Series, Issue 10 A:

5.5% 5/1/13 (MBIA Insured) (f)    Aaa        5,955                                6,229

5.55% 5/1/14 (MBIA Insured)       Aaa        5,875                                6,153
(f)

Rfdg. Issue 2, 6.75% 5/1/13       Aaa        835                                  926
(MBIA Insured)

San Francisco City & County       Aaa        10,000                               10,751
Swr. Rev. Rfdg. 5.9% 10/1/08
(AMBAC Insured)

Santa Clara County Fing.          Aaa        1,000                                1,255
Auth. Lease Rev. (VMC
Facilities Replacement
Proj.) Series A, 7.75%
11/15/08 (AMBAC Insured)

Santa Clara Redev. Agcy. Tax      Aaa        4,000                                4,752
Allocation Rfdg. (Bayshore
North Proj.) 7% 7/1/10
(AMBAC Insured)

Santa Margarita/Dana Point        Aaa        1,045                                1,285
Auth. Rev. Rfdg. (Impt.
Dists. 1&2-2A&8) Series A,
7.25% 8/1/10 (MBIA Insured)

Santa Rosa Wastewtr. Rev.         Aaa        3,900                                3,748
Rfdg. (SubReg'l. Wastewtr.
Proj.) Series A, 4.75%
9/1/16 (FGIC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CALIFORNIA - CONTINUED

South Orange County Pub.
Fing. Auth.  Spl. Tax Rev.:

(Foothill Area) Series C:

7.5% 8/15/06 (FGIC Insured)       Aaa       $ 8,140                              $ 9,772

8% 8/15/08 (FGIC Insured)         Aaa        2,500                                3,169

Rfdg. (Sr. Lien) Series A, 7%     Aaa        3,490                                4,215
9/1/11  (MBIA Insured)

West & Central Basin Fing.
Auth. Rev.  (West Basin
Rfdg. Proj.):

Series A, 5% 8/1/13 (AMBAC        Aaa        5,750                                5,788
Insured)

5.25% 8/1/08 (AMBAC Insured)      Aaa        6,100                                6,416

                                                                                  337,893

COLORADO - 4.4%

Adams County School District      Aaa        1,000                                1,068
#12 Rfdg.  6.2% 12/15/10
(FGIC Insured)

Arapaho County Cap. Impt.
Trust Fund Hwy. Rev. (Cap.
Appreciation) Series C:

0% 8/31/10 (Pre-Refunded to       Aaa        15,000                               8,177
8/31/05 @ 71.4501) (g)

0% 8/31/15 (Pre-Refunded to       Aaa        16,000                               5,935
8/31/05 @ 48.6181) (g)

0% 8/31/26 (Pre-Refunded to       Aaa        314,505                              50,063
8/31/05 @ 20.8626) (g)

Colorado Health Facilities
Auth. Rev. Rfdg. (Rocky
Mountain Adventist):

6.25% 2/1/04                      Baa2       2,100                                2,062

6.625% 2/1/13                     Baa2       28,100                               27,840

6.625% 2/1/22                     Baa2       11,600                               11,486

Colorado Springs Arpt. Rev.
(Cap. Appreciation) Series C:

0% 1/1/02 (MBIA Insured)          Aaa        1,550                                1,399

0% 1/1/04 (MBIA Insured)          Aaa        1,530                                1,264

0% 1/1/06 (MBIA Insured)          Aaa        250                                  188

0% 1/1/09 (MBIA Insured)          Aaa        1,655                                1,060

0% 1/1/10 (MBIA Insured)          Aaa        1,500                                912

Colorado Univ. Co. Hosp.          Aaa        1,000                                1,094
Auth. Rev. Series A, 6.25%
11/15/12 (AMBAC Insured)
(Pre-Refunded to 11/15/02 @
102) (g)

Colorado Univ. Rev.               A2         5,725                                6,271
(Biomedical Research Bldg.
Proj.) 7% 6/1/09

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

COLORADO - CONTINUED

Denver City & County:

(Cap. Appreciation):

Series A:

0% 11/15/02 (MBIA Insured) (f)    Aaa       $ 4,900                              $ 4,257

0% 11/15/05 (MBIA Insured) (f)    Aaa        4,480                                3,371

Series D:

0% 11/15/03 (MBIA Insured) (f)    Aaa        5,000                                4,140

0% 11/15/04 (MBIA Insured) (f)    Aaa        7,500                                5,926

0% 11/15/05 (MBIA Insured) (f)    Aaa        3,000                                2,258

Series A:

7% 11/15/99 (f)                   Baa1       6,750                                6,849

8.5% 11/15/23 (f)                 Baa1       15,080                               16,189

8.75% 11/15/23                    Baa1       10,000                               11,068

Series B, 7.25% 11/15/23 (f)      Baa1       1,870                                2,033

Series C:

6.5% 11/15/06 (f)                 Baa1       4,075                                4,362

6.55% 11/15/02 (f)                Baa1       4,000                                4,255

Series D:

7% 11/15/25 (f)                   Baa1       6,980                                7,346

7.4% 11/15/01 (f)                 Baa1       3,000                                3,203

El Paso County School             Aaa        2,600                                1,724
District #20 Rfdg.  (Cap.
Appreciation) Series A, 0%
6/15/08 (AMBAC Insured)

Highlands Ranch Metro.
District #2 Rfdg.:

6.5% 6/15/10 (FSA Insured)        Aaa        1,000                                1,159

6.5% 6/15/12 (FSA Insured)        Aaa        1,000                                1,165

Jefferson County Ctfs. of         Aaa        3,000                                3,272
Prtn. Rfdg.  6.65% 12/1/08
(MBIA Insured)

                                                                                  201,396

CONNECTICUT - 0.4%

Connecticut Clean Wtr. Fund       Aaa        1,500                                1,442
Rev. Rev. 4.875% 9/1/22

Connecticut Health & Edl.
Facilities Auth. Rev.:

(New Britain Memorial Hosp.)      AAA        3,985                                4,350
Series A,  7.5% 7/1/06
(Pre-Refunded to  7/1/02 @
102) (g)

Rfdg.:

(Hosp. of Saint Raphael)
Series H:

5.25% 7/1/12 (AMBAC Insured)      Aaa        3,035                                3,160

5.3% 7/1/10 (AMBAC Insured)       Aaa        2,990                                3,145

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CONNECTICUT - CONTINUED

Connecticut Health & Edl.
Facilities Auth. Rev.:
Rfdg: - continued

(Quinnipiac College) Series D:

6% 7/1/13                         BBB-      $ 550                                $ 570

6% 7/1/13 (Pre-Refunded to        BBB-       700                                  763
7/1/03 @ 102) (g)

Connecticut Resources             Aaa        2,100                                2,204
Recovery Auth. Rev. Rfdg.
(Mid-Connecticut Sys.)
Series A, 5.375% 11/15/10
(MBIA Insured)

Eastern Connecticut Resources     BBB+       900                                  905
Recovery Auth. Solid Waste
Rev. (Wheelabrator Lisbon
Proj.) Series A, 5% 1/1/04
(f)

                                                                                  16,539

DISTRICT OF COLUMBIA - 2.5%

District of Columbia Gen.
Oblig.:

Rfdg.:

Series A 1, 6% 6/1/11 (MBIA       Aaa        2,850                                3,142
Insured)

Series A 3:

5.3% 6/1/04 (AMBAC Insured)       Aaa        3,250                                3,404

5.3% 6/1/04 (AMBAC Insured)       Aaa        160                                  168
(Escrowed to Maturity) (g)

5.4% 6/1/05 (AMBAC Insured)       Aaa        2,775                                2,927

5.4% 6/1/05 (AMBAC Insured)       Aaa        135                                  143
(Escrowed to Maturity) (g)

Series A:

5.625% 6/1/02 (MBIA Insured)      Aaa        1,390                                1,450

5.625% 6/1/02 (MBIA Insured)      Aaa        110                                  115
(Escrowed to Maturity) (g)

5.875% 6/1/05 (AMBAC Insured)     Aaa        3,600                                3,886

6% 6/1/05 (AMBAC Insured)         Aaa        3,695                                4,009

Series B 3, 5.3% 6/1/05 (MBIA     Aaa        5,000                                5,247
Insured)

Series B:

5% 6/1/06 (MBIA Insured)          Aaa        12,225                               12,588

5.25% 6/1/07 (MBIA Insured)       Aaa        15,000                               15,648

Series C:

5.25% 12/1/03 (FGIC Insured)      Aaa        1,910                                1,999

5.25% 12/1/03 (FGIC Insured)      Aaa        260                                  272
(Escrowed to Maturity) (g)

Series A:

5% 6/1/06 (MBIA Insured)          Aaa        7,400                                7,620

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

DISTRICT OF COLUMBIA -
CONTINUED

District of Columbia Gen.
Oblig.: - continued

Series A: - continued

5.875% 6/1/05 (AMBAC Insured)     Aaa       $ 285                                $ 308
(Escrowed to Maturity) (g)

5.875% 6/1/05 (MBIA Insured)      Aaa        2,780                                3,001

5.875% 6/1/05 (MBIA Insured)      Aaa        220                                  238
(Escrowed to Maturity) (g)

Series E:

5% 6/1/04 (FGIC Insured)          Aaa        965                                  996

5% 6/1/04 (FGIC Insured)          Aaa        35                                   37
(Pre-Refunded to 6/1/03 @
102) (g)

District of Columbia Hosp.        -          11,640                               12,391
Rev. (Hosp. for Sick
Children) Series A, 8.875%
1/1/21

District of Columbia Redev.
Land Agcy. Washington D.C.
Sports Arena Spl. Tax Rev.:

5.4% 11/1/00                      Baa        1,000                                1,016

5.625% 11/1/10                    Baa        9,045                                9,221

District of Columbia Rev.
Rfdg. (Georgetown Univ.)
Series A:

5.95% 4/1/14 (MBIA Insured)       Aaa        2,000                                2,203

6% 4/1/18 (MBIA Insured)          Aaa        13,835                               15,056

Metro. Washington D.C. Arpt.      Aaa        3,000                                3,169
Auth. Gen. Arpt. Rev. Series
A, 7.25% 10/1/10 (FGIC
Insured) (f)

Washington D.C. Metro. Area       Aaa        3,800                                3,858
Trans. Auth. Gross Rev.
Rfdg. 5.25% 7/1/14 (FGIC
Insured)

                                                                                  114,112

FLORIDA - 2.1%

Broward County Resource           A3         14,440                               15,129
Recovery Rev. (SES Broward
Co. LP South Proj.) 7.95%
12/1/08

Dade County Aviation Rev.         Aaa        3,750                                4,042
(Miami Int'l Arpt.) Series
B, 6% 10/1/24 (MBIA Insured)
(f)

Dade County Wtr. & Swr. Rev.      Aaa        4,755                                4,873
5.5% 10/1/25 (FGIC Insured)

Florida Muni. Pwr. Agcy. Rev.     Aaa        3,000                                2,794
Rfdg. (Stanton II Proj.)
4.5% 10/1/16 (AMBAC Insured)

Florida Tpk. Auth. Tpk. Rev.      Aaa        7,165                                7,744
Series A, 6.35% 7/1/22 (FGIC
Insured) (Pre-Refunded to
7/1/02 @ 101) (g)

Jacksonville Elec. Auth. Rev.:

(1st Installment) 6% 7/1/01       Aaa        3,080                                3,151
(Escrowed to Maturity) (g)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

FLORIDA - CONTINUED

Jacksonville Elec. Auth.
Rev.: - continued

(3rd Installment) Series 73,      Aaa       $ 3,000                              $ 3,398
6.8% 7/1/12 (Escrowed to
Maturity) (g)

Rfdg. (Saint Johns River Pwr.     Aa2        4,535                                4,612
Park Sys.) Issue 2-13,
5.375% 10/1/16

Jacksonville Health               Baa1       2,000                                2,167
Facilities Auth. Ind. Dev.
Rev. Rfdg. (Cypress Village
Proj./Nat'l. Benevolent
Assoc.) 7% 12/1/22

Jacksonville Port Auth. Rev.
Rfdg.:

5.5% 11/1/06 (MBIA Insured)       Aaa        9,595                                10,231
(f)

5.75% 11/1/09 (MBIA Insured)      Aaa        1,000                                1,078
(f)

Miami Beach Health Facilities     BBB        7,950                                7,617
Auth. Hosp. Rev. (Mount
Sinai Med. Ctr.) 5.375%
11/15/28

Orange County Tourist Dev.        Aaa        5,000                                5,423
Tax Rev. Rfdg.  Series A,
6.5% 10/1/10 (AMBAC Insured)

Orlando Util. Commission Wtr.     Aa2        5,465                                5,465
& Elec. Rev. Series B, 5.25%
10/1/23

Pasco County Solid Waste
Disp. & Resource Recovery
Sys. Rev. Rfdg.:

6% 4/1/08 (AMBAC Insured) (f)     Aaa        5,000                                5,504

6% 4/1/09 (AMBAC Insured) (f)     Aaa        8,090                                8,913

Pinellas County Resource          Aaa        4,010                                4,209
Recovery Rev. 5.25% 10/1/05
(MBIA Insured) (f)

                                                                                  96,350

GEORGIA - 2.2%

Atlanta & Fulton County           Aaa        6,000                                6,078
Resource Auth. Rev. Rfdg.
(Downtown Area Pub. Impt.
Proj.)  Series A, 5.375%
12/1/21 (MBIA Insured)

Atlanta Arpt. Facilities Rev.     Aaa        16,820                               18,488
Rfdg. 6.25% 1/1/05 (AMBAC
Insured)

Atlanta Downtown Dev. Auth.
Rev. Rfdg. (Underground
Atlanta Proj.):

6.25% 10/1/12                     Aa3        3,750                                4,020

6.25% 10/1/16                     Aa3        3,000                                3,190

Atlanta Wtr. & Swr. Rev.          Aaa        33,050                               35,080
5.25% 1/1/27 (FGIC Insured)
(Pre-Refunded to 1/1/07 @
101) (g)

Atlanta Wtr. & Wastewtr. Rev.     Aaa        12,050                               11,382
Rfdg. Series A,  5% 11/1/38
(FGIC Insured)

Fulton County School District     Aa2        4,500                                5,191
Rfdg.  6.375% 5/1/14

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

GEORGIA - CONTINUED

Fulton County Wtr. & Swr. Rev.:

Rfdg. 6.375% 1/1/14 (FGIC         Aaa       $ 4,360                              $ 5,004
Insured) (Escrowed to
Maturity) (g)

6.375% 1/1/14 (FGIC Insured)      Aaa        140                                  161

Georgia Gen. Oblig. Series B:

6.1% 3/1/05                       Aaa        2,000                                2,193

7.2% 3/1/05                       Aaa        3,000                                3,456

Georgia Muni. Elec. Auth.
Pwr. Rev.:

Rfdg. Series Z, 5.5% 1/1/12       A          2,000                                2,094

Series B, 6.2% 1/1/10 (AMBAC      Aaa        5,000                                5,667
Insured)

                                                                                  102,004

HAWAII - 0.6%

Hawaii 2nd Series:

7.5% 7/1/05 (FGIC Insured) (f)    Aaa        1,000                                1,054

7.5% 7/1/20 (FGIC Insured) (f)    Aaa        1,500                                1,580

Hawaii Gen. Oblig.:

Series CK, 6% 9/1/02              A1         5,555                                5,888

Series CM, 5.5% 12/1/02 (FGIC     Aaa        2,625                                2,757
Insured)

Hawaii Hsg. Fin. & Dev. Corp.     Aa1        6,985                                6,981
Single Family Mtg. Purp.
Rev. Series A, 4.9% 7/1/28
(f)

Honolulu City & County Gen.
Oblig. Rfdg.  Series C:

5% 7/1/06 (FGIC Insured)          Aaa        3,000                                3,114

5.5% 11/1/04 (FGIC Insured)       Aaa        7,135                                7,599

                                                                                  28,973

IDAHO - 0.1%

Boise Urban Renewal Agcy.         BBB+       1,230                                1,248
Parking Rev.  Series A-C,
8.125% 9/1/15

Idaho Falls Gen. Oblig. Rfdg.:

0% 4/1/06 (FGIC Insured)          Aaa        2,000                                1,487

0% 4/1/07 (FGIC Insured)          Aaa        2,500                                1,767

                                                                                  4,502

ILLINOIS - 6.8%

Chicago Gen. Oblig.:

Rfdg.:

Series A 2:

6.125% 1/1/12 (AMBAC Insured)     Aaa        10,000                               11,157

6.25% 1/1/15 (AMBAC Insured)      Aaa        4,885                                5,534

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ILLINOIS - CONTINUED

Chicago Gen. Oblig.: -
continued

Rfdg.: - continued

Series B, 5% 1/1/11 (AMBAC        Aaa       $ 2,200                              $ 2,230
Insured)

5.25% 1/1/18 (FGIC Insured)       Aaa        7,200                                7,115

Chicago Midway Arpt. Rev.:

Series A, 5.5% 1/1/29 (MBIA       Aaa        24,775                               25,167
Insured)

Series B:

5.25% 1/1/13 (MBIA Insured)       Aaa        2,910                                2,930
(f)

5.25% 1/1/14 (MBIA Insured)       Aaa        3,060                                3,079
(f)

6% 1/1/05 (MBIA Insured) (f)      Aaa        1,360                                1,461

6% 1/1/08 (MBIA Insured) (f)      Aaa        2,170                                2,368

6% 1/1/10 (MBIA Insured) (f)      Aaa        2,435                                2,618

6.125% 1/1/11 (MBIA Insured)      Aaa        2,580                                2,777
(f)

Chicago Motor Fuel Tax Rev.       Aaa        4,600                                4,805
Rfdg. Series A, 5.375%
1/1/14 (AMBAC Insured)

Chicago O'Hare Int'l. Arpt.
Rev.:

(Passenger Facility Charge)       Aaa        4,500                                4,764
Series A,  5.6% 1/1/10
(AMBAC Insured)

Rfdg. (Gen. Arpt. 2nd Lien)
Series A:

5.5% 1/1/16 (AMBAC Insured)       Aaa        10,000                               10,181
(f)

6.25% 1/1/09 (AMBAC Insured)      Aaa        6,730                                7,438
(f)

6.375% 1/1/12 (MBIA Insured)      Aaa        4,000                                4,403

6.375% 1/1/15 (MBIA Insured)      Aaa        14,900                               16,408

Chicago O'Hare Int'l. Arpt.
Spl. Facilities Rev.:

(American Airlines, Inc.          Baa1       4,720                                5,025
Proj.) Series A, 7.875%
11/1/25 (f)

(Int'l. Term.) Series A, 7.5%     A          4,500                                4,690
1/1/17  (MBIA Insured) (f)

Chicago Residential Mtg. Rev.     Aaa        5,435                                2,657
Rfdg. (Cap. Appre- ciation)
Series B, 0% 10/1/09 (MBIA
Insured)

Chicago Sales Tax Rev. 5.375%     Aaa        18,000                               18,056
1/1/30  (FGIC Insured)

Chicago School Reform Board
of Ed.  (Chicago School
Reform):

5.75% 12/1/20 (AMBAC Insured)     Aaa        3,480                                3,728

5.75% 12/1/27 (AMBAC Insured)     Aaa        20,000                               20,676

6.25% 12/1/11 (MBIA Insured)      Aaa        1,000                                1,131

Chicago Wastewtr.                 Aaa        4,500                                4,695
Transmission Rev. Rfdg.
5.375% 1/1/13 (FGIC Insured)

Chicago Wtr. Rev. Rfdg. (Cap.     Aaa        1,960                                1,787
Appreciation)  0% 11/1/01
(FGIC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ILLINOIS - CONTINUED

Cooke & Will Counties             Aaa       $ 2,350                              $ 1,954
Township High School
District #206 (Cap.
Appreciation) Series A,  0%
12/1/03 (AMBAC Insured)
(Escrowed to Maturity) (g)

De Kalb Single Family Mtg.        Aaa        965                                  1,041
Rev. Series A,  7.45%
12/1/09, LOC Govt. Nat'l.
Mortgage Assoc. (f)

Illinois Dedicated Tax Rev.       Aaa        695                                  745
(Civic Ctr.)  Series A, 7%
12/15/13 (AMBAC Insured)
(Pre-Refunded to 12/15/00 @
102) (g)

Illinois Dev. Fin. Auth.          Aaa        7,000                                7,904
Poll. Cont. Rev. Rfdg.
(Commerce Edison Co. Proj.)
Series D,  6.75% 3/1/15
(AMBAC Insured)

Illinois Health Facilities
Auth. Rev.:

(Franciscan Proj.) Series A,      Aaa        15,510                               9,413
0% 9/1/05  (MBIA Insured)
(Pre-Refunded to  9/1/00 @
64.513) (g)

(GlenOaks Med. Ctr.) Series       Baa        3,265                                3,561
D, 9.5% 11/15/15 (Escrowed
to Maturity) (g)

(Memorial Hosp.):

6.875% 5/1/00 (Escrowed to        -          300                                  305
Maturity) (g)

7.125% 5/1/10 (Pre-Refunded       -          4,000                                4,421
to  5/1/02 @ 102) (g)

(Methodist Health Svcs. Co.)      Aaa        7,000                                7,517
6.903% 5/18/21 (AMBAC
Insured) (Pre-Refunded to
5/8/01 @ 102) (g)

Rfdg.:

(Lutheran Gen. Health Care
Sys.) Series C:

6% 4/1/18                         A1         3,000                                3,222

7% 4/1/14                         A1         1,500                                1,770

(OSF Healthcare Sys.) 6%          A2         7,000                                7,408
11/15/13

(Swedish American Hosp.)          Aaa        3,000                                3,051
5.375% 11/15/13 (AMBAC
Insured)

Illinois Reg'l. Trans. Auth.:

Series A, 8% 6/1/17 (AMBAC        Aaa        4,500                                5,981
Insured)

Series C, 7.75% 6/1/13 (FGIC      Aaa        2,045                                2,621
Insured)

Series D, 7.75% 6/1/04 (FGIC      Aaa        1,115                                1,289
Insured)

Lake County Forest
Preservation District  (Cap.
Appreciation):

0% 12/1/07                        Aa2        10,440                               7,111

0% 12/1/08                        Aa2        12,505                               8,104

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ILLINOIS - CONTINUED

Metro. Pier & Exposition
Auth. Dedicated Tax Rev.:

(Cap. Appreciation):

(McCormick Place Expansion
Proj.) Series A:

0% 6/15/10 (FGIC Insured)         Aaa       $ 17,000                             $ 10,009

0% 6/15/12 (FGIC Insured) (b)     Aaa        250                                  223

0% 6/15/12 (FGIC Insured)         Aaa        11,570                               10,620
(Pre-Refunded to 6/15/03
@102) (b)(g)

Series A:

0% 6/15/09 (FGIC Insured)         Aaa        14,850                               9,317

0% 6/15/09 (FGIC Insured)         Aaa        2,325                                1,456
(Escrowed to Maturity) (g)

0% 6/15/00 (AMBAC Insured)        Aaa        2,700                                2,610

Rfdg. (McCormick Place            Aaa        14,450                               15,022
Expansion Proj.) Series A,
5.25% 12/15/10  (AMBAC
Insured)

Rfdg. (Cap. Appreciation)         Aaa        7,155                                4,757
(McCormick Place Expansion
Proj.) Series B, 0% 6/15/08
(MBIA Insured)

Northern Illinois Univ. Revs.     Aaa        1,000                                1,054
Rfdg. (Auxiliary Facilities
Sys.) 6% 4/1/02 (FGIC
Insured)

                                                                                  309,366

INDIANA - 0.2%

Indiana Bond Bank Rev. (State     AAA        2,000                                2,281
Revolving Fund Prog.) Series
A, 7% 2/1/05

Indiana Health Facilities         Aaa        2,500                                3,025
Fing. Auth. Hosp. Rev. Rfdg.
(Columbus Reg'l. Hosp.) 7%
8/15/15 (FSA Insured)

Indianapolis Arpt. Auth. Rev.     Aaa        1,000                                1,050
Rfdg. Series A, 5.6% 7/1/15
(FGIC Insured)

Indianapolis Econ. Dev. Rev.      Baa1       3,000                                3,279
Rfdg. & Impt. (Nat'l.
Benevolent Assoc.) 7.625%
10/1/22

                                                                                  9,635

KANSAS - 0.6%

Johnson County Unified School
District #512 (Shawnee
Mission):

8% 10/1/03                        Aa1        1,015                                1,177

8% 10/1/04                        Aa1        1,225                                1,453

8% 10/1/05                        Aa1        1,250                                1,504

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

KANSAS - CONTINUED

Kansas City Util. Sys. Rev.
(Cap. Appreciation):

0% 3/1/09 (AMBAC Insured)         Aaa       $ 3,975                              $ 2,528
(Escrowed to Maturity) (g)

0% 9/1/10 (AMBAC Insured)         Aaa        2,865                                1,683

0% 9/1/10 (AMBAC Insured)         Aaa        3,825                                2,249
(Escrowed to Maturity) (g)

Kansas Dept. Trans. Hwy. Rev.     Aa         4,750                                5,463
7.25% 3/1/05

Kansas Tpk. Auth. Tpk. Rev.:

5.25% 9/1/01 (AMBAC Insured)      Aaa        2,000                                2,063

5.25% 9/1/02 (AMBAC Insured)      Aaa        1,750                                1,820

Wichita Hosp. Rev. Series         Aaa        6,000                                6,450
III-A, 6.465% 10/20/17 (MBIA
Insured)

                                                                                  26,390

KENTUCKY - 0.8%

Jefferson County Cap. Projs.      A1         5,250                                2,861
Corp. Rev. Rfdg. Series A,
0% 8/15/11

Jefferson County Hosp. Rev.
(Alliant Health Sys. Proj.):

6.367% 10/9/08 (MBIA Insured)     Aaa        1,800                                1,950

6.367% 10/9/08 (MBIA Insured)     Aaa        2,200                                2,420
(Pre-Refunded to 10/29/02 @
102) (g)

Kenton County Arpt. Board
Arpt. Rev.:

(Spl. Facilities Delta            Baa3       5,100                                5,510
Airlines, Inc. Proj.)
Series A, 7.5% 2/1/20 (f)

Rfdg. (Cincinnati/Northern        Aaa        1,480                                1,567
Kentucky Int'l. Arpt.)
Series A, 5.65% 3/1/04
(MBIA Insured) (f)

Kentucky Tpk. Auth. Econ.         Aaa        7,760                                7,003
Dev. Road Rev. Rfdg. (Cap.
Appreciation) 0% 1/1/02
(FGIC Insured)

Owensboro Elec. Lt. & Pwr.
Rev. Series B:

0% 1/1/07 (AMBAC Insured)         Aaa        10,000                               7,120

0% 1/1/08 (AMBAC Insured)         Aaa        600                                  406

0% 1/1/09 (AMBAC Insured)         Aaa        2,000                                1,278

0% 1/1/10 (AMBAC Insured)         Aaa        8,440                                5,116

                                                                                  35,231

LOUISIANA - 0.4%

Louisiana Gen. Oblig. Series      Aaa        2,000                                2,230
A, 6.75% 5/15/04 (MBIA
Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

LOUISIANA - CONTINUED

Louisiana Offshore Term.          Baa1      $ 1,205                              $ 1,287
Auth. Deep Wtr. Protection
Rev. Series E, 7.6% 9/1/10
(Pre-Refunded to 9/1/00 @
102) (g)

Monroe-West Monroe Pub. Trust     AA-        9,000                                4,035
Fing. Auth. Mtg. Rev. Rfdg.
(Cap. Appreciation) Series
C,  0% 8/20/14

New Orleans Gen. Oblig.:

Pub. Impt. 7% 9/1/19 (FGIC        Aaa        1,000                                1,094
Insured) (Pre-Refunded to
9/1/02 @ 100) (g)

Rfdg. (Cap. Appreciation):

0% 9/1/08 (AMBAC Insured)         Aaa        10,000                               6,567

0% 9/1/09 (AMBAC Insured)         Aaa        3,000                                1,864

Saint John Baptist Parish         Baa        2,700                                2,824
Sales Tax District Rfdg.
Series 1989, 7.8% 12/1/14

                                                                                  19,901

MARYLAND - 1.0%

Baltimore County Gen. Oblig.      Aaa        2,390                                2,439
(Pension Fdg.) 5.125% 8/1/14

Baltimore Gen. Oblig. Rfdg.
(Consolidated Pub. Impt.)
Series A:

7.25% 10/15/04 (FGIC Insured)     Aaa        1,545                                1,777

7.25% 10/15/05 (FGIC Insured)     Aaa        5,100                                5,961

Howard County Mtg. Rev.           Aaa        250                                  263
(Heartland Elderly Apts.
Proj.) 8.875% 12/1/10 (MBIA
Insured)

Marshall County Poll. Cont.       Aa2        3,000                                3,054
Rev. Rfdg. (John Hopkins
Univ.) 5.25% 7/1/16

Maryland Health & Higher Edl.
Facilities Auth. Rev.:

(Good Samaritian Hosp.):

5.75% 7/1/13 (AMBAC Insured)      Aaa        995                                  1,082

5.75% 7/1/13 (Escrowed to         A1         1,605                                1,725
Maturity) (g)

Rfdg. (John Hopkins Univ.):

5.125% 7/1/20                     Aa2        5,000                                5,000

5.25% 7/1/17                      Aa2        3,000                                3,041

Maryland Hsg. & Cmnty. Dev.       Aa2        2,475                                2,497
Administration Rfdg.
(Residential) Series B,
5.05% 9/1/19 (f)

Montgomery County Gen. Oblig.
Rfdg. (Consolidated Pub.
Impt.) Series A:

5% 5/1/07                         Aaa        6,000                                6,263

5.6% 7/1/04                       Aaa        2,775                                2,974

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MARYLAND - CONTINUED

Prince George County Solid        Aaa       $ 1,500                              $ 1,526
Waste Mgmt. Sys. Rev. Rfdg.
5.25% 6/15/13 (FSA Insured)

Washington D.C. Metro. Area       Aaa        5,500                                6,122
Trans. Auth. Gross Rev.
Rfdg. 6% 7/1/09 (FGIC
Insured)

                                                                                  43,724

MASSACHUSETTS - 7.4%

Boston Metro. District Rfdg.      Aaa        1,260                                1,468
8% 12/1/03  (MBIA Insured)

Haverhill Gen. Oblig. Rfdg.       Aaa        5,000                                5,356
Series A, 6.7% 9/1/10 (AMBAC
Insured)

Massachusetts Bay Trans. Auth.:

(Gen. Trans. Sys.) Series B,      Aaa        14,750                               14,646
5.25% 3/1/26 (FSA Insured)

Rfdg. (Gen. Trans. Sys.):

Series A:

5.5% 3/1/12                       Aa3        5,000                                5,287

6.25% 3/1/12                      Aa3        2,000                                2,253

Series B, 6.2% 3/1/16             Aa3        3,800                                4,305

Massachusetts Ed. Ln. Auth.
Ed. Ln. Rev. Rfdg. Series B,
Issue E:

5.75% 7/1/05 (AMBAC Insured)      Aaa        2,450                                2,560
(f)

5.85% 7/1/06 (AMBAC Insured)      Aaa        2,920                                3,070
(f)

5.95% 7/1/07 (AMBAC Insured)      Aaa        3,165                                3,327
(f)

6.05% 7/1/08 (AMBAC Insured)      Aaa        3,270                                3,436
(f)

6.15% 7/1/10 (AMBAC Insured)      Aaa        1,315                                1,379
(f)

6.25% 7/1/11 (AMBAC Insured)      Aaa        790                                  832
(f)

6.3% 7/1/12 (AMBAC Insured)       Aaa        795                                  834
(f)

Massachusetts Edl. Fing.          AAA        6,535                                6,409
Auth. Ed. Ln. Rev.  Rfdg.
Series A, Issue E, 4.9%
7/1/13  (AMBAC Insured) (f)

Massachusetts Gen. Oblig.:

(Consolidated Ln.):

Series A, 7.5% 6/1/04             Aa3        3,270                                3,690

Series B, 4.875% 10/1/13          Aa3        2,500                                2,485

Rfdg. Series A:

5.5% 2/1/11 (MBIA Insured)        Aaa        20,095                               21,225

6% 7/1/05 (AMBAC Insured)         Aaa        2,000                                2,194

6.25% 7/1/04                      Aa3        6,000                                6,596

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MASSACHUSETTS - CONTINUED

Massachusetts Health & Edl.
Facilities Auth. Rev.:

(Blood Research Institute)        -         $ 4,625                              $ 4,936
Series A,  6.5% 2/1/22

(Fairview Extended Care)          Aaa        13,000                               14,650
Series A,  10.25% 1/1/21
(Pre-Refunded to  1/1/01 @
103) (g)

(Massachusetts Institute of       Aaa        6,000                                5,551
Technology)  Series I 2,
4.75% 1/1/28

(New England Med. Ctr. Hosp.)     Aaa        3,800                                3,798
Series G, 5.375% 7/1/24
(MBIA Insured)

Rfdg.:

(Baystate Med. Ctr.) Series       Aaa        3,000                                3,002
D, 5% 7/1/12 (FGIC Insured)

(Fairview Extended Care)          Aaa        4,900                                4,932
Series B,  4.55% 1/1/21
(MBIA Insured), LOC
BankBoston NA

(Harvard Univ.) Series P,         Aaa        1,100                                1,213
6.5% 11/1/03

(Massachusetts Gen. Hosp.)        Aaa        2,000                                2,266
Series F, 6.25% 7/1/12
(AMBAC Insured)

Massachusetts Hsg. Fin. Auth.
Hsg. Rev. Rfdg. (Rental)
Series A:

6.6% 7/1/14 (AMBAC Insured)       Aaa        2,385                                2,561
(f)

6.65% 7/1/19 (AMBAC Insured)      Aaa        1,910                                2,066
(f)

Massachusetts Ind. Fin. Agcy.     AAA        3,950                                4,393
Ind. Dev. Rev. (Union
Mission Proj.) 9.55% 9/1/26

Massachusetts Ind. Fin. Agcy.
Resource Recovery Rev. Rfdg.
(Ogden Haverhill) Series A:

4.6% 12/1/02                      BBB        5,430                                5,437

4.7% 12/1/03                      BBB        1,975                                1,977

Massachusetts Ind. Fin. Agcy.
Rev.:

(Cap. Appreciation)
(Massachusetts Biomedical
Research) Series A 2:

0% 8/1/03                         A1         29,600                               24,862

0% 8/1/04                         A1         5,000                                4,016

0% 8/1/06                         A1         30,800                               22,372

0% 8/1/08                         A+         5,000                                3,264

0% 8/1/09                         -          21,800                               13,289

0% 8/1/10                         -          2,000                                1,145

(Massachusetts Biomedical         A1         270                                  272
Research)  Series A1, 7.1%
8/1/99

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MASSACHUSETTS - CONTINUED

Massachusetts Ind. Fin. Agcy.
Rev.: - continued

Rfdg.:

(Atlanticare Med. Ctr.)           -         $ 9,500                              $ 9,949
Series A,  10.125% 11/1/14
(Pre-Refunded to 11/1/99 @
102)

(Emerson College) Issue A,        -          10,000                               10,970
8.9% 1/1/18 (Pre-Refunded to
1/1/01 @ 102) (g)

Massachusetts Muni. Wholesale
Elec. Co. Pwr. Supply Sys.
Rev.:

Rfdg.:

Series A, 5% 7/1/10 (AMBAC        Aaa        4,610                                4,672
Insured)

Series B, 5% 7/1/12 (MBIA         Aaa        2,715                                2,728
Insured)

Series C, 6.625% 7/1/06           Baa2       2,220                                2,377

Series A, 6.75% 7/1/08 (MBIA      Aaa        2,500                                2,719
Insured)

Series B, 6.75% 7/1/08 (MBIA      Aaa        5,995                                6,519
Insured)

Series D, 6% 7/1/06               Baa2       1,300                                1,369

Massachusetts Tpk. Auth.
Metro Hwy. Sys. Rev. Series A:

5% 1/1/27 (MBIA Insured)          Aaa        11,000                               10,464

5.125% 1/1/23 (MBIA Insured)      Aaa        8,500                                8,279

Massachusetts Tpk. Auth.          Aaa        28,330                               28,441
Western Tpk. Rev. Series A,
5.55% 1/1/17 (MBIA Insured)

Massachusetts Wtr. Poll.
Abatement Trust Rev.:

5.25% 8/1/13                      Aa1        800                                  821

5.25% 8/1/14                      Aa1        3,000                                3,070

New England Ed. Ln. Marketing
Corp. Rfdg. (Student Ln.):

Series A, 5.7% 7/1/05 (f)         A1         18,500                               19,494

Series B, 5.4% 6/1/00             A3         2,500                                2,540

Series G:

5% 8/1/00                         A3         2,500                                2,536

5.2% 8/1/02                       A3         3,200                                3,297

Palmer Gen. Oblig. Rfdg. 5.5%     Aaa        3,000                                3,143
10/1/10  (MBIA Insured)

                                                                                  340,742

MICHIGAN - 1.9%

Detroit Convention Facilities     A          4,000                                4,005
Rev. Rfdg.  (Cobo Hall
Expansion Proj.) 5.25%
9/30/12

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MICHIGAN - CONTINUED

Lowell Area Schools (Cap.         Aaa       $ 19,185                             $ 4,996
Appreciation) 0% 5/1/20
(FGIC Insured) (Pre-Refunded
to 5/1/05 @ 33.6439) (f)(g)

Michigan Bldg. Auth. Rev.         Aaa        1,100                                1,162
Series II, 6.25% 10/1/20
(MBIA Insured)

Michigan Hosp. Fin. Auth.
Rev. Rfdg.:

(Bay Med. Ctr.) Series A,         A3         1,000                                1,065
8.25% 7/1/12

(Sisters of Mercy Health          Aaa        7,340                                7,725
Corp.) Series P, 5.375%
8/15/14 (MBIA Insured)

Michigan Hsg. Dev. Auth.
Rental Hsg. Rev.:

Rfdg. Series B, 5.7% 4/1/12       AA-        3,750                                3,882

Series B, 7.5% 4/1/10             AA-        6,000                                6,316

Michigan Hsg. Dev. Auth.          AA+        330                                  341
Single Family Mtg. Rev.
Series A, 7.5% 6/1/15

Michigan Muni. Bond Auth. Rev.:

(State Revolving Fund) 5.125%     Aa1        26,800                               26,170
10/1/20

Rfdg. (Local Govt. Ln. Prog.)
Series G:

7% 5/1/02 (AMBAC Insured)         Aaa        2,425                                2,627

7% 11/1/02 (AMBAC Insured)        Aaa        1,465                                1,607

7% 5/1/03 (AMBAC Insured)         Aaa        2,700                                2,986

Michigan Trunk Line (Cap.         Aaa        8,010                                4,957
Appreciation)  Series A, 0%
10/1/09 (AMBAC Insured)

Michigan Underground Storage      Aaa        3,500                                3,844
Tank Fin. Assurance Auth.
Rev. Rfdg. Series I, 6%
5/1/06 (AMBAC Insured)

Michigan Univ. Rev. Rfdg.         Aa2        7,750                                8,219
(Univ. Hosp. Proj.) Series
A, 5.75% 12/1/12

Royal Oak Hosp. Fin. Auth.
Rev. Rfdg.  (William
Beaumont Hosp.):

5.5% 1/1/14                       Aa3        3,695                                3,831

6.25% 1/1/09                      Aa3        400                                  445

Western Townships Util. Auth.     Aaa        2,810                                2,206
Swr. Disp.  Sys. Rfdg. (Cap.
Appreciation) 0% 1/1/05 (FSA
Insured)

                                                                                  86,384

MINNESOTA - 1.2%

Centennial Independent School     Aaa        2,610                                2,604
District #12 Rfdg. Series B,
4.875% 2/1/12 (FGIC Insured)

Minneapolis & Saint Paul Hsg.     Aaa        9,700                                9,214
& Redev. Auth. Health Care
Sys. Rev. Rfdg. (Healthspan
Corp.) Series A, 4.75%
11/15/18 (AMBAC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MINNESOTA - CONTINUED

Minneapolis Gen. Oblig. (Cap.     Aaa       $ 1,175                              $ 982
Appreciation) Series B, 0%
12/1/03

Minnesota Gen. Oblig. Rfdg.       Aaa        8,000                                8,348
(Various Purp.)  5% 6/1/05

Minnesota Hsg. Fin. Agcy.
(Single Family Mtg.):

Series B, 5.8% 7/1/25 (f)         Aa2        5,750                                5,834

Series I, 6.25% 1/1/15            Aa2        1,865                                1,935

Series K, 6.4% 1/1/15             Aa2        3,115                                3,269

Saint Cloud Hosp. Facilites       Aaa        2,000                                2,036
Rev. Rfdg. (Saint Cloud
Hosp.) Series C, 5.25%
10/1/13 (AMBAC Insured)

Univ. of Minnesota Gen.           Aa3        15,000                               15,452
Oblig. Rfdg.  4.8% 8/15/03

Western Minnesota Muni. Pwr.
Agcy. Pwr.  Supply Rev.:

Rfdg. Series A, 5.5% 1/1/11       Aaa        3,525                                3,705
(AMBAC Insured)

Series B, 6% 1/1/04 (AMBAC        Aaa        1,890                                2,039
Insured)

                                                                                  55,418

MISSISSIPPI - 0.1%

Hinds County Rev. Rfdg.           Aaa        4,000                                4,280
(Mississippi Methodist Hosp.
& Rehabilitation) 5.6%
5/1/12 (AMBAC Insured)

Mississippi Home Corp. Single     Aaa        450                                  473
Family Rev. Rfdg. Series A,
9.25% 3/1/12 (FGIC Insured)

                                                                                  4,753

MISSOURI - 0.2%

Boone County Ind. Dev. Auth.      -          1,995                                2,241
Ind. Rev. (Fairview Extended
Care) Series A, 10.125%
1/1/11 (Pre-Refunded to
1/1/01 @ 103) (g)

Kirkwood Ind. Dev. Auth.          -          2,000                                2,214
Health Care Corp.  Rev.
(Saint Joseph Hosp.) 7%
7/1/22  (Pre-Refunded to
7/1/02 @ 102) (g)

Missouri Higher Ed. Ln. Auth.     Aa         4,000                                4,091
Student Ln. Rev. (Sr. Lien)
Series A, 5.625% 2/15/01

Missouri Hsg. Dev. Series C,      AAA        1,660                                1,690
5.5% 3/1/16 (f)

                                                                                  10,236

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MONTANA - 0.3%

Montana Board of Invt.
(Workers  Compensation Prog.):

6.875% 6/1/11 (MBIA Insured)      Aaa       $ 6,200                              $ 6,607
(Escrowed to Maturity) (g)

6.875% 6/1/20 (MBIA Insured)      Aaa        7,130                                7,591
(Escrowed to Maturity) (g)

                                                                                  14,198

NEBRASKA - 0.6%

Douglas County Hosp. Auth. #1     Aaa        3,250                                3,529
Rev. Rfdg. (Immanuel Med.
Ctr., Inc.) 6.9% 9/1/11
(AMBAC Insured)
(Pre-Refunded to  9/1/01 @
102) (g)

Nebraska Pub. Pwr. District
Rev.:

(Elec. Sys.) Series A, 6%         A1         1,500                                1,604
1/1/06 (Pre-Refunded to
1/1/02 @ 102) (g)

(Pwr. Supply Sys.) Series C,      Aaa        5,880                                6,168
5% 1/1/10  (MBIA Insured)
(Pre-Refunded to  7/1/04 @
101) (g)

Rfdg. (Pwr. Supply Sys.)          A1         10,000                               10,466
Series C, 5% 1/1/17
(Pre-Refunded to 7/1/04 @
101) (g)

Series A, 5.25% 1/1/12 (MBIA      Aaa        5,000                                5,162
Insured)

Scotts Bluff County Hosp.         A3         1,110                                1,223
Auth. #1 Hosp. Rev. Rfdg.
(Reg. West Med. Ctr. Proj.)
6.45% 12/15/04 (Pre-Refunded
to  12/15/02 @ 102) (g)

                                                                                  28,152

NEVADA - 0.2%

Clark County Ind. Dev. Rev.       Aaa        7,000                                7,746
Rfdg.  (Nevada Pwr. Co.
Proj.) Series C, 7.2%
10/1/22 (AMBAC Insured)

Las Vegas Downtown Redev.         BBB+       500                                  520
Agcy. Tax Increment Rev.
(Fremont Street Proj.)
Series A,  6.1% 6/15/14

                                                                                  8,266

NEW HAMPSHIRE - 0.1%

New Hampshire Higher Edl. &       -          3,480                                3,705
Health Facilities Auth. Rev.
(Littleton Hosp. Assoc.,
Inc.)  Series A, 9.5% 5/1/20
(Pre-Refunded to 5/1/00 @
102) (g)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW JERSEY - 2.4%

Middlesex County Poll. Cont.      -         $ 7,750                              $ 8,804
Auth. Rev. Rfdg. (Amerada
Hess) 7.875% 6/1/22

New Jersey Gen. Oblig. 5.25%      Aa1        6,000                                6,344
3/1/07

New Jersey Health Care            AAA        1,635                                1,887
Facilities Fing. Auth. Rev.
(Christ Hosp. Group) 7%
7/1/06 (Connie Lee Insured)

New Jersey Tpk. Auth. Tpk.
Rev. Rfdg.:

Series C, 6.5% 1/1/09 (AMBAC      Aaa        1,000                                1,148
Insured)

10.375% 1/1/03 (FGIC Insured)     AAA        875                                  988
(Escrowed to Maturity) (g)

New Jersey Trans. Corp.
Series A:

5.25% 9/1/01 (FSA Insured)        Aaa        4,000                                4,102

5.4% 9/1/02 (FSA Insured)         Aaa        4,535                                4,711

New Jersey Trans. Trust Fund
Auth.:

(Trans. Sys.):

Series A, 5.25% 6/15/11           Aa2        15,345                               15,850

Series B:

5% 6/15/13 (AMBAC Insured)        Aaa        26,055                               26,186

5.25% 6/15/12                     Aa2        10,000                               10,278

Rfdg. (Trans. Sys.):

Series A:

5.5% 6/15/11 (MBIA Insured)       Aaa        7,650                                8,072

6.5% 6/15/05 (AMBAC Insured)      Aaa        7,500                                8,401

Series B, 6.5% 6/15/10 (MBIA      Aaa        5,000                                5,794
Insured)

New Jersey Wastewtr.              Aaa        3,475                                3,807
Treatment Trust Ln. Rev.
Rfdg. Series C, 6.25%
5/15/04  (MBIA Insured)

Passaic County Util. Auth.        Aaa        3,580                                3,348
Solid Waste Disp. Rev. Rfdg.
(Cap. Appreciation) 0%
3/1/01  (MBIA Insured)

Warren County Poll. Cont.         Aaa        1,000                                1,074
Fing. Auth. Resource
Recovery Rev. 6.55% 12/1/06
(MBIA Insured)

                                                                                  110,794

NEW MEXICO - 0.6%

Albuquerque Arpt. Rev.:

Rfdg.:

6.5% 7/1/08 (AMBAC Insured)       Aaa        1,500                                1,702
(f)

6.7% 7/1/18 (AMBAC Insured)       Aaa        2,500                                2,830
(f)

6.75% 7/1/09 (AMBAC Insured)      Aaa        1,150                                1,335
(f)

6.75% 7/1/10 (AMBAC Insured)      Aaa        1,700                                1,993
(f)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW MEXICO - CONTINUED

Albuquerque Arpt. Rev.: -
continued

Rfdg.: - continued

6.75% 7/1/12 (AMBAC Insured)      Aaa       $ 1,935                              $ 2,275
(f)

Series A, 6.6% 7/1/16 (AMBAC      Aaa        4,750                                5,092
Insured) (f)

Albuquerque Refuse Removal &      Aaa        2,500                                2,635
Disp. Rev. Rfdg. 5.25%
7/1/09 (AMBAC Insured)

New Mexico Edl. Assistance        Aaa        3,500                                3,555
Foundation  Student Ln. Rev.
Series B, 5.25% 4/1/05
(AMBAC Insured) (f)

Rio Rancho Wtr. & Wastewtr.       Aaa        1,600                                1,749
Sys. Rev. Series A, 5.9%
5/15/15 (FSA Insured)
(Pre-Refunded to 5/15/06 @
100) (g)

Univ. of New Mexico Univ.         A1         5,340                                5,871
Rev. Rfdg. Series A, 6%
6/1/21

                                                                                  29,037

NEW YORK - 15.7%

Metro. Dedicated Tax Fund         Aaa        12,500                               12,448
Series A, 5.25% 4/1/26 (MBIA
Insured)

Metro. Trans. Auth. Svc.
Contract Trans. Facilities:

(Commuter Facilities) Series O:

5.75% 7/1/08                      Baa1       1,000                                1,081

5.75% 7/1/13                      Baa1       7,650                                8,215

Rfdg.:

Series 5, 6.9% 7/1/05             Baa1       1,000                                1,072

Series 7, 5.4% 7/1/06             Baa1       1,000                                1,056

Series O, 5.625% 7/1/05           Baa1       7,595                                8,102

Muni. Assistance Corp. for
New York City:

Rfdg. Series J, 6% 7/1/04         Aa2        5,340                                5,797

Series G, 6% 7/1/05               Aa2        20,000                               21,865

Nassau County Gen. Oblig.:

(Gen. Impt.) Series Y, 4.9%       Aaa        7,000                                7,173
3/1/02 (FGIC Insured)

Rfdg. (Gen. Impt.) Series A:

6.5% 5/1/04 (FGIC Insured)        Aaa        7,425                                8,187

6.5% 5/1/05 (FGIC Insured)        Aaa        4,490                                5,005

6.5% 5/1/06 (FGIC Insured)        Aaa        4,000                                4,501

New York City Gen. Oblig.:

Rfdg.:

Series A:

7% 8/1/03                         A3         2,000                                2,212

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York City Gen. Oblig.: -
continued

Rfdg.: - continued

Series A, 7% 8/1/04               A3        $ 4,375                              $ 4,915

Series B:

5.5% 8/15/01                      A3         375                                  387

5.5% 8/15/01 (Escrowed to         Aaa        25                                   26
Maturity) (g)

5.7% 8/15/02                      A3         5,805                                6,091

5.7% 8/15/02 (Escrowed to         A3         195                                  205
Maturity) (g)

Series D, 8% 2/1/05               A3         2,550                                2,994

Series E:

5.4% 2/15/03                      A3         10,285                               10,717

6.5% 2/15/04 (FGIC Insured)       Aaa        3,500                                3,834

Series H:

5.4% 8/1/04                       A3         3,880                                4,083

7.875% 8/1/00                     A3         4,480                                4,688

7.875% 8/1/00 (Escrowed to        Aaa        460                                  483
Maturity) (g)

Series 1999 D:

6.6% 2/1/03                       A3         975                                  1,053

6.6% 2/1/03 (Escrowed to          A3         25                                   27
Maturity) (g)

Series A:

6% 8/1/18 (FSA Insured)           Aaa        4,900                                4,912
(Escrowed to Maturity) (g)

6.375% 8/1/05                     A3         3,410                                3,671

6.375% 8/1/05 (Pre-Refunded       A3         1,590                                1,727
to  8/1/02 @ 10/1/05 (g)

7.75% 8/15/07                     A3         105                                  114

7.75% 8/15/07 (Pre-Refunded       Aaa        145                                  159
to  8/15/01 @ 10/1/05 (g)

Series B:

7.5% 2/1/03                       A3         19,000                               20,913

7.5% 2/1/04                       A3         1,500                                1,646

Series C:

6.4% 8/1/03                       A3         4,120                                4,457

6.5% 8/1/07                       A3         2,435                                2,623

6.5% 8/1/07 (Pre-Refunded to      A3         565                                  616
8/1/02 @ 10/1/05 (g)

Series D, 6.5% 2/15/05            A3         500                                  551

Series F:

8.1% 11/15/99                     A3         235                                  240

8.1% 11/15/99 (Escrowed to        Aaa        95                                   97
Maturity) (g)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York City Gen. Oblig.: -
continued

Series G:

5.4% 2/1/01                       A3        $ 6,585                              $ 6,741

5.4% 2/1/01 (Escrowed to          A3         2,415                                2,480
Maturity) (g)

5.6% 2/1/02 (Escrowed to          A3         4,745                                4,947
Maturity) (g)

Series H, 6.9% 2/1/01             A3         245                                  256

Series H, Sub-Series H 1,         A3         100                                  104
5.5% 8/1/01 (Escrowed to
Maturity) (g)

Series J, 6% 2/15/04              A3         3,000                                3,214

New York City Ind. Dev. Agcy.     Aaa        1,950                                2,108
(Japan Airlines Co. Ltd.
Proj.) 6% 11/1/15 (FSA
Insured) (f)

New York City Ind. Dev. Agcy.     A3         500                                  533
Spl. Facilities Rev. (Term.
One Group Assoc. Proj.) 6%
1/1/08 (f)

New York City Muni. Wtr. Fin.
Auth. Wtr. & Swr. Sys. Rev.:

Series A, 7% 6/15/09 (FGIC        Aaa        2,500                                2,642
Insured)

Series B:

5.5% 6/15/27 (MBIA Insured)       Aaa        41,185                               41,955

5.75% 6/15/26                     A1         10,000                               10,424

5.75% 6/15/26 (AMBAC Insured)     Aaa        10,000                               10,587

5.75% 6/15/29                     A1         41,500                               43,258

5.875% 6/15/26                    A1         1,325                                1,390

New York City Transitional
Fin. Auth.  Rev. (Future Tax):

2nd Series A:

5% 8/15/15                        Aa3        5,000                                4,944

5.125% 11/15/14                   Aa3        5,000                                5,045

5.25% 11/15/13                    Aa3        3,000                                3,074

2nd Series B, 4.75% 11/15/16      Aa3        7,300                                6,965

New York City Trust Cultural      Aaa        6,500                                6,704
Resources Rev. (American
Museum of Natural History)
5.65% 4/1/27 (MBIA Insured)

New York Metro. Trans. Auth.
Commuter Facilities Rev.
Series A:

5.625% 7/1/27 (MBIA Insured)      Aaa        5,000                                5,170

6% 7/1/16 (FGIC Insured)          Aaa        2,000                                2,191

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York Metro. Trans. Auth.
Trans. Facilities Rev.:

Rfdg.:

(Svc. Contract):

Series Q, 5.125% 7/1/13           Aaa       $ 13,000                             $ 13,245
(AMBAC Insured)

Series R:

5% 7/1/02                         Baa1       4,255                                4,372

5% 7/1/03                         Baa1       3,450                                3,562

Series K, 6.3% 7/1/06 (MBIA       Aaa        3,500                                3,912
Insured)

Series A, 5.75% 7/1/21 (MBIA      Aaa        11,430                               12,165
Insured)

New York State Dorm. Auth.        Aa1        3,025                                3,048
Lease Rev. (Westchester
County Court Facilities)
5.25% 8/1/18

New York State Dorm. Auth.
Rev.:

(City Univ. Sys. Consolidated):

Series A, 5.75% 7/1/09            Baa1       4,370                                4,707

Series D:

7% 7/1/09                         Baa1       2,000                                2,268

7% 7/1/09 (FGIC Insured)          Aaa        3,780                                4,399

(City Univ. Sys.) Series C,       Aaa        21,150                               25,633
7.5% 7/1/10  (FGIC Insured)

(New York Univ.) Series A,        Aaa        10,000                               10,857
5.75% 7/1/27 (MBIA Insured)

(State Univ. Edl. Facilities)     A3         2,465                                2,668
5.75% 5/15/09

(Suffolk County Judicial          Baa1       7,000                                8,033
Facilities) Series A, 9.5%
4/15/14

Rfdg.:

(Mental Health Svcs.              A3         8,035                                8,537
Facilities) Series B,  6%
2/15/03

(State Univ. Edl. Facilities):

Series A:

5.5% 5/15/08                      A3         3,500                                3,724

5.5% 5/15/13 (FGIC Insured)       Aaa        24,350                               25,935

5.875% 5/15/11                    A3         7,000                                7,649

5.875% 5/15/17 (FGIC Insured)     Aaa        6,865                                7,537

6.5% 5/15/04                      A3         3,000                                3,303

Series B:

5.25% 5/15/05                     A3         1,000                                1,048

5.25% 5/15/11                     A3         8,000                                8,292

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York State Envir.
Facilities Corp. Clean Wtr.
& Drinking Wtr. Rev. (State
Wtr. Revolving Funds) Series
F:

4.875% 6/15/18                    Aa1       $ 7,280                              $ 6,970

4.875% 6/15/20                    Aa1        13,900                               13,156

New York State Envir.
Facilities Corp.  Poll.
Cont. Rev.:

(State Wtr. Revolving Fund)       Aa1        4,930                                4,884
Series D,  5.125% 6/15/19

Rfdg. (State Wtr. Revolving
Fund-New York City Muni.
Wtr.) Series A:

5.75% 6/15/11                     Aa1        2,500                                2,738

5.75% 6/15/12                     Aa1        2,000                                2,182

New York State Local Govt.
Assistance Corp.:

(Cap. Appreciation):

Series A, 0% 4/1/08               A3         2,000                                1,327

Series B, 0% 4/1/08               A3         5,000                                3,317

Rfdg.:

Series A:

5.375% 4/1/16                     A3         11,000                               11,191

5.5% 4/1/04 (AMBAC Insured)       Aaa        2,200                                2,333

Series C, 5.5% 4/1/17             A3         21,850                               22,837

Series E, 6% 4/1/14               A3         18,085                               19,903

Rfdg. (Cap. Appreciation)         A3         10,000                               4,958
Series C, 0% 4/1/13

Series B, 6% 4/1/18               A3         16,840                               18,079
(Pre-Refunded to  4/1/02 @
102) (g)

New York State Med. Care          Aa         1,500                                1,609
Facilities Fin. Agcy. Rev.
(Mtg. Proj.) Series E, 6.2%
2/15/15

New York State Thruway Auth.:

Gen. Rev. (Cap. Appreciation)     BBB        8,500                                6,603
(Spl. Oblig. Cross) Series
A, 0% 1/1/05

Gen. Rev. Rfdg. Series E,         Aa3        9,120                                9,384
5.25% 1/1/11

New York State Thruway Auth.
Hwy. & Bridge Trust Fund
Series A:

5.8% 4/1/09 (Pre-Refunded to      A3         1,500                                1,632
4/1/04 @ 102) (g)

6.25% 4/1/04 (MBIA Insured)       Aaa        2,345                                2,560

New York State Thruway Auth.
Svc. Contract Rev. (Local
Hwy. & Bridge):

Series A, 6% 1/1/05 (MBIA         Aaa        2,500                                2,715
Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York State Thruway Auth.
Svc. Contract Rev. (Local
Hwy. & Bridge): - continued

Series A2, 5.25% 4/1/07 (MBIA     Aaa       $ 6,050                              $ 6,367
Insured)

6% 4/1/03                         Baa1       2,500                                2,654

7.25% 1/1/10 (Pre-Refunded to     Baa1       5,000                                5,364
1/1/01 @ 102) (g)

New York State Urban Dev.
Corp. Rev. Rfdg.:

(Correctional Cap.                Baa1       6,000                                6,416
Facilities) Series A,  6.3%
1/1/03

(Correctional Facilities)         Aaa        1,000                                1,037
Series A, 5.1%  1/1/09
(AMBAC Insured)

(State Facilities) 5.75%          Baa1       2,300                                2,469
4/1/11

Niagara Falls Gen. Oblig.         Aaa        500                                  650
(Pub. Impt.) 7.5% 3/1/18
(MBIA Insured)

Triborough Bridge & Tunnel        Baa1       9,650                                11,190
Auth. (Convention Ctr.
Proj.) Series E, 7.25% 1/1/10

Triborough Bridge & Tunnel
Auth. Rev.:

(Gen. Purp.) Series A, 4.75%      Aa3        3,155                                2,945
1/1/19

Rfdg. (Gen. Purp.):

Series A:

5.125% 1/1/22                     Aa3        5,550                                5,473

5.25% 1/1/28                      Aa3        13,315                               13,278

Series Y, 5.5% 1/1/17             Aa3        16,100                               17,010

Triborough Bridge & Tunnel        Aaa        7,500                                8,002
Spl. Oblig. Rfdg. Series A,
5.5% 1/1/07 (FGIC Insured)

                                                                                  718,802

NORTH CAROLINA - 1.8%

Harnett County Ctfs. of Prtn.:

7.5% 12/1/03 (AMBAC Insured)      Aaa        2,640                                3,009

7.5% 12/1/04 (AMBAC Insured)      Aaa        2,865                                3,332

North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.:

Rfdg.:

Series A:

5.1% 1/1/00                       Baa1       7,000                                7,053

5.2% 1/1/01                       Baa1       10,000                               10,136

5.5% 1/1/05 (MBIA Insured)        Aaa        1,000                                1,059

6.1% 1/1/01                       Baa3       1,350                                1,387

6.25% 1/1/03                      Baa1       2,600                                2,751

7.875% 1/1/02                     Baa1       4,000                                4,335

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NORTH CAROLINA - CONTINUED

North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.: -
continued

Rfdg.: - continued

Series B, 7.25% 1/1/07            Baa3      $ 7,375                              $ 8,451

Series C:

5.125% 1/1/03                     Baa1       7,320                                7,464

5.25% 1/1/04                      Baa1       1,000                                1,026

5.5% 1/1/07                       Baa1       5,950                                6,166

7% 1/1/07                         Baa1       7,750                                8,760

Series B, 6% 1/1/05               Baa3       11,500                               12,181

North Carolina Muni. Pwr.
Agcy. #1 Catawba Elec. Rev.:

6.25% 1/1/17 (AMBAC Insured)      Aaa        2,050                                2,206

6.25% 1/1/17 (AMBAC Insured)      Aaa        1,150                                1,256
(Pre-Refunded to 1/1/03 @
102) (g)

                                                                                  80,572

NORTH DAKOTA - 0.4%

Mercer County Poll. Cont.
Rev. Rfdg.:

(Antelope Valley                  Aaa        13,000                               15,849
Station/Basin Elec. Pwr.
Coop.) 7.2% 6/30/13 (AMBAC
Insured)

(Montana-Dakota Utils. Co.        Aaa        3,750                                4,063
Proj.) 6.65% 6/1/22 (FGIC
Insured)

                                                                                  19,912

OHIO - 3.4%

Bedford Hosp. Impt. Rev.          -          835                                  891
Rfdg. (Bedford Cmnty. Hosp.)
8.5% 5/15/09 (Pre-Refunded
to 5/15/00 @ 102) (g)

Cleveland Arpt. Sys. Rev.         Aaa        1,000                                1,051
Series A, 5.5% 1/1/04 (FSA
Insured) (f)

Cleveland Wtrwks.:

Rev. Rfdg. (1st. Mtg.) Series     Aaa        6,665                                7,139
G,  5.5% 1/1/13 (MBIA
Insured)

Rfdg. & Impt. Series I, 5%        Aaa        10,000                               9,678
1/1/23  (FSA Insured)

Euclid City School District
Rfdg.  (Cap. Appreciation)
(Library Impt.):

0% 12/1/02 (AMBAC Insured)        Aaa        1,265                                1,100

0% 12/1/03 (AMBAC Insured)        Aaa        1,265                                1,052

Franklin County Hosp. Rev.        Baa3       33,000                               31,318
(Doctors Ohio Health Corp.)
Series A, 5.6% 12/1/28

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

OHIO - CONTINUED

Marion County Hosp. Impt.         BBB+      $ 380                                $ 389
Rev. Rfdg. (Cmnty. Hosp.)
5.6% 5/15/01

Ohio Bldg. Auth. Facilities:

(Adult Correctional) Series       Aaa        4,000                                4,290
A, 5.95% 10/1/14 (MBIA
Insured)

(Workers Compensation-W.          A2         15,000                               14,622
Green Bldg.) Series A, 4.75%
4/1/14

Ohio Hsg. Fin. Agcy.:

(Oakleaf/Toledo Apts. Proj.)      AA-        1,555                                1,745
10.25% 12/20/25, LOC Govt.
Nat'l.  Mortgage Assoc.

(Residential):

Series A 1, 5.3% 9/1/26 (f)       AAA        3,205                                3,264

Series B 3, 4.95% 9/1/20, LOC     AAA        13,115                               13,294
Govt.  Nat'l. Mortgage
Assoc. (f)

Series C 1, 5% 3/1/19 (f)         AAA        4,630                                4,607

Ohio Pub. Facilities              Aa3        2,445                                2,485
Commission Higher Ed. Cap.
Facilities Series II B, 4.5%
11/1/01

Ohio Tpk. Commission Tpk. Rev.:

Rfdg. Series A, 5.5% 2/15/24      Aaa        37,115                               39,084
(FGIC Insured)

Series A:

5.6% 2/15/12 (MBIA Insured)       Aaa        1,250                                1,331

5.7% 2/15/13 (MBIA Insured)       Aaa        2,750                                2,945

Ohio Wtr. Dev. Auth. Poll.
Cont. Faclilties Rev.:

(Wtr. Cont. Ln. Fund) State
Match Series:

6.5% 6/1/03 (MBIA Insured)        Aaa        2,940                                3,205

6.5% 12/1/03 (MBIA Insured)       Aaa        2,925                                3,222

Rfdg. (Buckeye Pwr., Inc.         Aaa        2,710                                3,200
Proj.) 7.8% 11/1/14 (AMBAC
Insured)

Ohio Wtr. Dev. Auth. Rev.
Fresh Wtr. Series:

6.25% 6/1/02 (AMBAC Insured)      Aaa        1,860                                1,981

6.25% 6/1/03 (AMBAC Insured)      Aaa        1,975                                2,135

                                                                                  154,028

OKLAHOMA - 0.3%

Sapulpa Muni. Auth. Util.         Aaa        8,500                                8,914
Rev. Rfdg. 5.75% 4/1/23
(FGIC Insured)

Tulsa Muni. Arpt. Trust Rev.      Baa2       3,600                                3,946
(American Airlines Corp.)
7.35% 12/1/11

                                                                                  12,860

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

OREGON - 0.4%

Multonomah County School
District #3  (Park Rose):

7% 12/1/03 (FGIC Insured)         Aaa       $ 2,000                              $ 2,246

7% 12/1/04 (FGIC Insured)         Aaa        2,540                                2,896

Oregon Health Hsg. Edl. &
Cultural Facilities Auth.
Rfdg. (Lewis & Clark College
Proj.)  Series A:

6% 10/1/13 (MBIA Insured)         Aaa        1,750                                1,912

6.125% 10/1/24 (MBIA Insured)     Aaa        1,000                                1,085

Port Morrow Poll. Cont. Rev.
Rfdg. (Pacific Northwest)
Series A:

8% 7/15/99                        AA-        175                                  176

8% 7/15/06                        AA-        385                                  426

8% 7/15/07                        AA-        430                                  476

8% 7/15/08                        AA-        480                                  531

8% 7/15/09                        AA-        540                                  597

8% 7/15/10                        AA-        605                                  669

8% 7/15/11                        AA-        385                                  422

Portland Swr. Sys. Rev.           A1         4,250                                4,684
Series A, 6.25% 6/1/15
(Pre-Refunded to 6/1/04 @
101) (g)

                                                                                  16,120

PENNSYLVANIA - 3.4%

Allegheny County Hosp. Dev.       Aaa        19,140                               18,622
Auth. Rev. (Health
Ctr.-Univ. of Pittsburg Med.
Ctr.) Series B, 5.125%
7/1/22 (MBIA Insured)

Butler County Hosp. Auth.         Aaa        5,000                                5,388
Hosp. Rev. (North Hills
Passavant Hosp.) Series A,
6.8% 6/1/06 (FSA Insured)
(Pre-Refunded to 6/1/01 @
102) (g)

Cambria County Hosp. Dev.         A2         1,500                                1,631
Auth. Hosp. Rfdg. & Impt.
(Conemaugh Valley Hosp.)
Series B, 6.375% 7/1/18
(Connie Lee Insured)
(Pre-Refunded to 7/1/02 @
102) (g)

Chester County Health & Ed.       Aaa        5,000                                4,954
Facilities Auth. Health Sys.
Rev. (Jefferson Health Sys.)
 Series B, 5.25% 5/15/22
(AMBAC Insured)

Cumberland County Muni. Auth.     Baa2       8,400                                9,016
Rev. Rfdg. (1st
Mtg.-Carlisle Hosp. &
Health) 6.8% 11/15/23

Delaware County Auth. Hosp.       Baa2       3,500                                3,596
Rev. (Crozer- Chester Med.
Ctr.) 6% 12/15/20

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

PENNSYLVANIA - CONTINUED

Delaware County Auth. Rev.
(1st. Mtg.  Riddle Village
Proj.):

7% 6/1/00 (Escrowed to            Aaa       $ 1,100                              $ 1,100
Maturity) (g)

8.25% 6/1/22 (Escrowed to         Aaa        4,500                                5,386
Maturity) (g)

8.75% 6/1/10 (Pre-Refunded to     Aaa        2,000                                2,310
 6/1/02 @ 102) (g)

9.25% 6/1/22 (Pre-Refunded to     Aaa        3,075                                3,590
 6/1/02 @ 102) (g)

Montgomery County Higher Ed.
& Health Auth. Hosp. Rev.
(United Hosp., Inc. Proj.):

Series A, 8.375% 11/1/03          Ba1        135                                  140
(Pre-Refunded to 11/1/99 @
102) (g)

Series B, 7.5% 11/1/15            Ba1        165                                  168
(Pre-Refunded to 11/1/99 @
100) (g)

Northumberland County Auth.       Aaa        11,830                               5,796
Commonwealth Lease Rev.
(Cap. Appreciation)
(Correctional Facilities) 0%
10/15/13 (MBIA Insured)
(Escrowed to Maturity) (g)

Pennsylvania Convention Ctr.
Auth. Rev.:

Rfdg. Series A:

6.6% 9/1/09 (MBIA Insured)        Aaa        3,000                                3,336

6.7% 9/1/14 (MBIA Insured)        Aaa        1,500                                1,684

6.75% 9/1/19                      Baa        4,500                                4,887

Series A, 6.7% 9/1/16 (FGIC       Aaa        2,000                                2,369
Insured) (Escrowed to
Maturity) (g)

Pennsylvania Hsg. Fin. Agcy.:

(Single Family Mtg.) Series       Aa         10,000                               10,516
44 C,  6.65% 10/1/21 (f)

Rfdg.:

(Multi-family) 8.1% 7/1/13        Aa         2,000                                2,156

(Single Family Mtg.) Series       Aa2        1,725                                1,758
54 A,  5.375% 10/1/28 (f)

Philadelphia Gen. Oblig.:

6.25% 5/15/11 (MBIA Insured)      Aaa        3,400                                3,839
(Pre-Refunded to 5/15/06 @
102) (g)

6.25% 5/15/13 (MBIA Insured)      Aaa        3,835                                4,330
(Pre-Refunded to 5/15/06 @
102) (g)

Philadelphia Hosp. & Higher
Ed. Facilities Auth. Hosp.
Rev. Rfdg. (Pennsylvania
Hosp.):

5.7% 7/1/01 (Escrowed to          Baa3       4,405                                4,571
Maturity) (g)

5.95% 7/1/03 (Escrowed to         Baa3       4,000                                4,286
Maturity) (g)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

PENNSYLVANIA - CONTINUED

Philadelphia Muni. Auth. Rev.
Rfdg. Series D:

6% 7/15/03                        Baa2      $ 250                                $ 260

6.125% 7/15/08                    Baa2       4,000                                4,205

Philadelphia Wtr. & Swr. Rev.     Aaa        3,000                                2,284
(Cap. Appreciation) 14th
Series, 0% 10/1/05  (MBIA
Insured)

Philadelphia Wtr. & Wastewtr.
Rev.:

Rfdg. 5% 6/15/12 (FGIC            Aaa        3,000                                2,999
Insured)

6.25% 8/1/09 (MBIA Insured)       Aaa        3,230                                3,654

6.25% 8/1/10 (MBIA Insured)       Aaa        2,000                                2,268

6.75% 8/1/04 (MBIA Insured)       Aaa        3,000                                3,358

6.75% 8/1/05 (MBIA Insured)       Aaa        2,500                                2,835

Pittsburgh Gen. Oblig. Series     Aaa        3,000                                3,216
B, 6.25% 9/1/16 (MBIA
Insured) (Pre-Refunded to
9/1/01 @ 102) (g)

Pittsburgh Wtr. & Swr. Auth.
Wtr. & Swr. Sys. Rev. Rfdg.:

(Cap. Appreciation) Series A:

0% 9/1/04 (FGIC Insured)          Aaa        3,900                                3,128
(Escrowed to Maturity) (g)

0% 9/1/06 (FGIC Insured)          Aaa        3,000                                2,176
(Escrowed to Maturity) (g)

Series A, 4.75% 9/1/16 (FGIC      Aaa        15,335                               14,552
Insured)

Wyoming Ind. Dev. Auth. Poll.     Aa2        4,300                                4,607
Cont. Rev. Rfdg. (Proctor &
Gamble Paper Proj.) 5.55%
5/1/10

                                                                                  154,971

RHODE ISLAND - 0.1%

Rhode Island Depositor Econ.      Aaa        2,645                                2,876
Protection Corp. Spl. Oblig.
Rfdg. Series A, 5.75% 8/1/12
(MBIA Insured) (Escrowed to
Maturity) (g)

SOUTH CAROLINA - 1.4%

Charleston County Gen. Oblig.     Aa3        2,500                                2,727
6% 6/1/13

Charleston County Health
Facilities Rev. Rfdg. (1st.
Mtg. Episcopal Proj.):

Series A, 9.75% 4/1/16            -          2,820                                3,114
(Pre-Refunded to 4/1/01 @
102) (g)

Series B, 9.75% 4/1/16            -          1,985                                2,192
(Pre-Refunded to 4/1/01 @
102) (g)

Lexington County Health Svcs.     Aaa        3,000                                3,271
District Hosp. Rev. 7%
10/1/08 (FSA Insured)
(Pre-Refunded to 10/1/01 @
102) (g)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

SOUTH CAROLINA - CONTINUED

Piedmont Muni. Pwr. Agcy.
Elec. Rev. Rfdg.:

Series B, 5.25% 1/1/11 (MBIA      Aaa       $ 9,125                              $ 9,454
Insured)

5.5% 1/1/10 (MBIA Insured)        Aaa        1,455                                1,554

5.5% 1/1/10 (MBIA Insured)        Aaa        1,135                                1,217
(Escrowed to Maturity) (g)

5.6% 1/1/09 (MBIA Insured)        Aaa        2,945                                3,167

5.6% 1/1/09 (MBIA Insured)        Aaa        2,295                                2,480
(Escrowed to Maturity) (g)

Richland County Hosp.             Aaa        1,500                                1,777
Facilities Rev. (Cmnty.
Provider Pooled Ln. Prog.)
Series A,  7.125% 7/1/17
(FSA Insured)  (Escrowed to
Maturity) (g)

South Carolina Ed. Assistance
Auth.  (Student Ln.):

6.4% 9/1/02 (f)                   -          1,500                                1,586

6.625% 9/1/06 (f)                 AA         10,775                               11,604

South Carolina Gen. Oblig.        Aaa        2,300                                2,485
(State Cap. Impt.) Series B,
5.75% 8/1/04

South Carolina Pub. Svc.
Auth. Rev. Rfdg.  Series A:

5.75% 1/1/10 (MBIA Insured)       Aaa        4,705                                5,056

6.25% 1/1/03 (AMBAC Insured)      Aaa        2,500                                2,682

6.25% 1/1/04 (MBIA Insured)       Aaa        2,565                                2,792

6.375% 7/1/21 (AMBAC Insured)     Aaa        3,750                                3,985

6.5% 1/1/08 (MBIA Insured)        Aaa        3,530                                3,974

                                                                                  65,117

SOUTH DAKOTA - 0.0%

South Dakota Lease Rev. Rfdg.     Aaa        1,000                                1,167
(Trust Ctfs.)  Series A,
6.625% 9/1/12 (FSA Insured)

TENNESSEE - 1.7%

Johnson City Elec. Rev. 5.15%     Aaa        5,000                                4,980
5/1/23  (MBIA Insured)

Knox County Health Edl. &
Hsg. Facilities  Board Hosp.
Facilities Rev. Rfdg.  (Fort
Sanders Alliance):

5.75% 1/1/14 (MBIA Insured)       Aaa        2,000                                2,162

7.25% 1/1/10 (MBIA Insured)       Aaa        2,660                                3,209

Memphis Gen. Oblig. 5.25%         Aa2        14,730                               14,846
7/1/16

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TENNESSEE - CONTINUED

Memphis-Shelby County Arpt.
Auth. Arpt. Rev. Rfdg.:

Series A:

6% 2/15/05 (MBIA Insured) (f)     Aaa       $ 1,000                              $ 1,079

6.25% 2/15/09 (MBIA Insured)      Aaa        1,500                                1,675
(f)

6.25% 2/15/10 (MBIA Insured)      Aaa        1,000                                1,116
(f)

6.25% 2/15/11 (MBIA Insured)      Aaa        1,415                                1,584
(f)

Series B, 6.5% 2/15/09 (MBIA      Aaa        500                                  568
Insured) (f)

Metro. Gov't. of Nashville &      Aaa        6,455                                6,806
Davidson County Sports Auth.
Rev. (Stadium Proj.) 5.875%
7/1/21 (AMBAC Insured)

Metro. Gov't. of Nashville &      Aaa        5,600                                7,059
Davidson  County Wtr. & Swr.
Rev. Rfdg.  7.7% 1/1/12
(FGIC Insured)

Montgomery County Health Edl.     Baa2       10,400                               9,773
& Hsg. Facilities Board
Hosp. Rev. Rfdg. & Impt.
(Clarksville Reg'l. Health
Sys.) 5.375% 1/1/28

Shelby County Rfdg. Series A:

5% 3/1/20                         Aa2        18,300                               17,837

6.75% 4/1/04                      Aa3        3,000                                3,341

Tennessee Gen. Oblig. Series      Aaa        2,355                                2,601
A, 7% 3/1/03

                                                                                  78,636

TEXAS - 10.9%

Allen Independent School
District Rfdg.  (Cap.
Appreciation):

0% 2/15/04                        Aaa        2,120                                1,735

0% 2/15/05                        Aaa        2,120                                1,653

Alliance Arpt. Auth. Spl.         Baa1       5,860                                6,223
Facilities Rev.
(AMR/American Airlines, Inc.
Proj.)  7.5% 12/1/29 (f)

Arlington Independent School
District Rfdg.:

5% 2/15/11                        Aaa        2,720                                2,752

5% 2/15/12                        Aaa        5,770                                5,802

Austin Independent School
District:

Rfdg. (Cap. Appreciation):

0% 8/1/00                         Aaa        4,275                                4,108

0% 8/1/02                         Aaa        6,000                                5,286

8.125% 8/1/01 (Escrowed to        Aaa        500                                  545
Maturity) (g)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Austin Util. Sys. Rev. Rfdg.
(Cap. Appreciation):

Series A:

0% 11/15/01 (MBIA Insured)        Aaa       $ 4,000                              $ 3,636

0% 11/15/08 (MBIA Insured)        Aaa        3,895                                2,522

0% 11/15/09 (AMBAC Insured)       Aaa        4,000                                2,447

0% 11/15/10 (AMBAC Insured)       Aaa        2,400                                1,383

Birdville Independent School      Aaa        8,665                                4,851
District Rfdg.  (Cap.
Appreciation) 0% 2/15/11

Cedar Hill Independent School     Aaa        1,575                                956
District Rfdg. (Cap.
Appreciation) 0% 8/15/09

Conroe Independent School
District Rfdg.  (Cap.
Appreciation) Series B:

0% 2/15/07                        Aaa        2,360                                1,662

0% 2/15/08                        Aaa        3,000                                2,002

0% 2/15/09                        Aaa        1,100                                694

0% 2/15/10                        Aaa        2,805                                1,667

0% 2/15/11                        Aaa        1,500                                840

Corpus Christi Independant
School District Rfdg. (Cap.
Appreciation):

0% 8/15/01                        Aaa        1,535                                1,410

0% 8/15/02                        Aaa        2,165                                1,904

Cypress-Fairbanks Independent
School District Rfdg. (Cap.
Appreciation):

Series A, 0% 2/15/12              Aaa        7,100                                3,746

0% 2/1/04                         Aaa        4,250                                3,483

Dallas Gen. Oblig.:

(Cap. Appreciation) 0% 2/15/03    Aaa        5,115                                4,413

4.5% 2/15/14                      Aaa        4,900                                4,665

Dallas Hsg. Corp. Cap. Proj.
Rev. Rfdg.  (Section 8
Assisted Projs.):

7.7% 8/1/05                       Baa2       1,100                                1,138

7.85% 8/1/13                      Baa2       1,000                                1,036

Dallas Independent School         Aaa        10,925                               7,523
District Rfdg.  (Cap.
Appreciation) 0% 8/15/07

Dallas Wtrwks. & Swr. Sys.        Aaa        15,000                               14,261
Rev. Rfdg.  5% 10/1/29 (FSA
Insured)

Dallas-Fort Worth Reg'l.
Arpt. Rev. Rfdg.:

(Joint Dallas/Fort Worth          Aaa        2,295                                2,575
Int'l. Arpt.)  6.5% 11/1/05
(FGIC Insured)

Series A, 7.375% 11/1/12          Aaa        1,000                                1,151
(FGIC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

El Paso Arpt. Rev. (El Paso       Aaa       $ 1,000                              $ 1,030
Int'l. Arpt.) 5.125% 8/15/04
(FGIC Insured) (f)

El Paso Independent School
District Rfdg.:

5% 2/15/11                        Aaa        2,630                                2,661

5% 2/15/12                        Aaa        3,000                                3,017

El Paso Property Fin. Auth.       Aaa        1,330                                1,417
Single Family Mtg. Rev.
Series A, 8.7% 12/1/18, LOC
Govt. Nat'l. Mortgage Assoc.
(f)

El Paso Wtr. & Swr. Rev.
Rfdg. (Cap. Appreciation):

0% 3/1/05 (MBIA Insured)          Aaa        2,650                                2,063

0% 3/1/06 (MBIA Insured)          Aaa        3,700                                2,740

Fort Bend Independent School      Aaa        2,500                                2,844
District  7% 2/15/05

Garland Independent School        Aaa        5,000                                4,289
District Series A, 4% 2/15/17

Grapevine-Colleyville             Aaa        2,580                                1,872
Independent School District
Rfdg. (Cap. Appreciation) 0%
8/15/06

Harris County Gen. Oblig.:

(Toll Road Tax & Sub Lien)        Aa2        2,000                                2,390
Series A,  7% 8/15/09

Rfdg. (Toll Road Sub Lien         Aaa        5,000                                5,484
Rev.) Series A, 6.5% 8/15/17
(AMBAC Insured)
(Pre-Refunded to 8/15/02 @
102) (g)

Rfdg. (Cap. Appreciation)
(Toll Road  Sub Lien Rev.):

0% 8/1/06                         Aa2        4,245                                3,096

0% 8/1/08                         Aa2        8,005                                5,267

Harris County Hosp. District      Aaa        3,000                                3,562
Mtg. Rev. Rfdg. 7.4% 2/15/10
(AMBAC Insured)

Houston Independent School        Aaa        6,400                                3,496
District Rfdg.  (Cap.
Appreciation) Series A, 0%
8/15/11

Houston Wtr. & Swr. Sys. Rev.     Aaa        6,735                                4,824
Rfdg. (Jr. Lien) Series C,
0% 12/1/06 (AMBAC Insured)

Humble Independent School         Aaa        3,280                                2,310
District Rfdg.  (Cap.
Appreciation) 0% 2/15/07

Hurst Euless Bedford
Independent School District
Rfdg. (Cap. Appreciation):

0% 8/15/11                        Aaa        3,620                                1,977

0% 8/15/12                        Aaa        5,105                                2,626

0% 8/15/13                        Aaa        3,610                                1,754

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Irving Independent School         Aaa       $ 7,770                              $ 7,276
District (Cap. Appreciation)
0% 2/15/01

Katy Independent School
District:

Rfdg. (Cap. Appreciation):

Series A, 0% 2/15/07              Aaa        2,450                                1,726

0% 8/15/11                        Aaa        4,170                                2,278

5% 2/15/10                        Aaa        3,355                                3,417

Keller Independent School
District Rfdg.:

Series A, 5.125% 8/15/25          Aaa        5,000                                4,856

5% 8/15/30                        Aaa        15,000                               14,231

Leander Independent School        Aaa        300                                  367
District  7.5% 8/15/08

Lower Colorado River Auth.
Rev. Rfdg.:

(Cap. Appreciation) 0% 1/1/09     Aaa        3,000                                1,923
 (MBIA Insured) (Escrowed to
Maturity) (g)

(Junior Lien-4th Supplement)      Aaa        6,000                                6,226
5.25% 1/1/15 (Escrowed to
Maturity) (g)

(Junior Lien-5th Supplement)      Aa3        7,500                                7,833
5.25% 1/1/05

Lower Neches Valley Auth.         Aa2        36,455                               40,189
Ind. Dev. Corp. Swr.
Facilities Rev. (Mobil Oil
Refining Corp. Proj.) 6.4%
3/1/30 (f)

Lower Neches Valley Auth.         Aa2        9,500                                10,503
Ind. Dev. Corp.  Envir. Rev.
(Mobil Oil Refining Corp.
Proj.) 6.35% 4/1/26 (f)

Matagorda County Navigation       Aaa        1,700                                1,739
District #1 Rev. Rfdg.
(Houston Lt. & Pwr.) Series
C, 7.125% 7/1/19 (FGIC
Insured) (Pre-Refunded to
7/1/99 @ 102) (g)

Midlothian Independent School
District Rfdg. (Cap.
Appreciation):

0% 2/15/07                        Aaa        1,935                                1,363

0% 2/15/09                        Aaa        1,970                                1,243

0% 2/15/10                        Aaa        1,525                                907

North Central Texas Health        Aa2        25,400                               27,339
Facilities Dev. Corp. Rev.
(Baylor Univ. Med. Ctr.)
Series A,  6.85% 5/15/16
(Pre-Refunded to  5/15/01 @
102) (g)

Northwest Independent School      Aaa        3,825                                3,214
District Rfdg. (Cap.
Appreciation) 0% 8/15/03

Port Dev. Corp. Ind. Dev.         -          1,000                                1,027
Rev. Rfdg.  (Cargill, Inc.
Proj.) 7.7% 3/1/07

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Round Rock Independent School
District:

Rfdg.:

(Cap. Appreciation):

0% 2/15/01                        Aaa       $ 2,000                              $ 1,873

0% 2/15/08                        Aaa        9,800                                6,541

4.75% 8/1/09                      Aaa        1,575                                1,588

5% 8/1/10                         Aaa        2,000                                2,042

Rfdg. & School Bldg. (Cap.
Appreciation):

0% 8/15/09 (MBIA Insured)         Aaa        7,430                                4,580

0% 8/15/10 (MBIA Insured)         Aaa        5,000                                2,901

Series A, 7.5% 8/1/03             Aaa        1,300                                1,472

4.5% 8/1/17                       Aaa        5,575                                5,082

6.5% 8/1/04                       Aaa        1,025                                1,138

Sabine River Auth. Poll.          Baa1       1,250                                1,331
Cont. Rev. (Texas Util.
Elec. Proj.) Series B, 8.25%
10/1/20 (f)

San Antonio Elec. & Gas Rev.:

Rfdg.:

(Cap. Appreciation):

Series A, 0% 2/1/05 (AMBAC        Aaa        5,850                                4,570
Insured)

Series B:

0% 2/1/05 (FGIC Insured)          Aaa        12,285                               9,613
(Escrowed to Maturity) (g)

0% 2/1/07 (FGIC Insured)          Aaa        10,000                               7,085
(Escrowed to Maturity) (g)

0% 2/1/08 (FGIC Insured)          Aaa        6,340                                4,265
(Escrowed to Maturity) (g)

0% 2/1/09 (FGIC Insured)          Aaa        2,000                                1,277
(Escrowed to Maturity) (g)

0% 2/1/10 (FGIC Insured)          Aaa        14,000                               8,356
(Escrowed to Maturity) (g)

5.25% 2/1/10                      Aa1        10,455                               10,874

5.25% 2/1/10 (Pre-Refunded to     Aa1        545                                  577
 2/1/07 @ 101) (g)

5.75% 2/1/11                      Aa1        12,010                               12,439

San Antonio Gen. Oblig.:

Rfdg. (Cap. Appreciation)         Aaa        1,920                                1,396
(Gen. Impt.)  Series C, 0%
8/1/06 (MBIA Insured)

Series 2000, 5% 2/1/20 (c)        Aa2        5,000                                4,705

San Antonio Independent           Aaa        24,010                               23,390
School District  5.125%
8/15/22

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

San Antonio Wtr. Rev.:

6.5% 5/15/10 (MBIA Insured)       Aaa       $ 1,690                              $ 1,810

6.5% 5/15/10 (MBIA Insured)       Aaa        440                                  485
(Escrowed to Maturity) (g)

6.5% 5/15/10 (MBIA Insured)       Aaa        500                                  546
(Pre-Refunded to 5/15/02 @
102) (g)

Spring Branch Independent
School District Rfdg. (Cap.
Appreciation):

0% 2/1/05                         Aaa        5,725                                4,473

0% 2/1/06                         Aaa        5,710                                4,244

Spring Independent School
District:

Rfdg. (Cap. Appreciation) 0%      Aaa        3,000                                2,692
2/15/02

4.875% 8/15/10                    Aaa        4,000                                4,032

Texarkana Health Facilities       Aaa        1,750                                1,847
Dev. Corp. Hosp. Rev.
(Wadley Reg'l. Med. Ctr.
Proj.) 7% 10/1/05 (MBIA
Insured)

Texas A & M Univ. Permanent
Univ. Fund Rfdg.:

5.5% 7/1/04                       Aaa        3,850                                4,099

5.6% 7/1/05                       Aaa        3,000                                3,221

Texas A & M Univ. Rev. Rfdg.      Aa2        1,610                                1,683
(Fing. Sys.)  5.5% 5/15/02

Texas Gen. Oblig.:

(College Student Ln.) 5.8%        Aa2        5,350                                5,601
8/1/05 (f)

(Pub. Fin. Auth.) Series A,       Aa2        5,000                                5,000
5% 10/1/14

Rfdg. (Veterans Land) 7.4%        Aa2        2,500                                2,687
12/1/20

Rfdg. (Cap. Appreciation)         Aaa        9,420                                8,610
(Pub. Fin. Auth.) Series A,
0% 10/1/01 (AMBAC Insured)

Texas Muni. Pwr. Agcy. Rev.:

Rfdg. (Cap. Appreciation) 0%      Aaa        5,900                                4,722
9/1/04 (AMBAC Insured)

Rfdg. (Cap. Appreciation) 0%      Aaa        13,000                               9,902
9/1/05 (AMBAC Insured)

Texas Pub. Fin. Auth. Bldg.
Rev. Rfdg.  (Cap.
Appreciation):

0% 2/1/09 (MBIA Insured)          Aaa        2,000                                1,269

0% 2/1/12 (MBIA Insured)          Aaa        4,400                                2,337

Univ. of Texas Univ. Rev.
Rfdg. (Fing. Sys.)  Series A:

6% 8/15/04                        Aa1        1,170                                1,274

6% 8/15/05                        Aa1        1,000                                1,099

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Univ. of Texas Permanent
Univ. Fund Rfdg.:

5% 7/1/10                         Aaa       $ 4,000                              $ 4,098

5.25% 7/1/11                      Aaa        7,080                                7,319

Whitehouse Independent School     Aaa        5,790                                5,580
District Rfdg.  5% 2/15/23

                                                                                  500,170

UTAH - 3.3%

Intermountain Pwr. Agcy. Pwr.
Supply Rev.:

(Spl. Oblig.) Sixth Series B,     Aaa        29,500                               31,913
6% 7/1/16  (MBIA Insured)

Rfdg.:

Series A:

6% 7/1/16 (AMBAC Insured)         Aaa        15,345                               16,712

6.5% 7/1/10 (AMBAC Insured)       Aaa        1,635                                1,905

6.5% 7/1/11 (AMBAC Insured)       Aaa        1,000                                1,161

Series B, 5.75% 7/1/16 (MBIA      Aaa        30,260                               32,272
Insured)

Series D, 5% 7/1/21 (MBIA         Aaa        12,100                               11,600
Insured)

Series G, 0% 7/1/12               Aaa        1,660                                1,911
(Pre-Refunded to 1/1/03 @
101) (b)(g)

Rfdg. (Cap. Appreciation):

Series A, 0% 7/1/21               Aaa        45,775                               5,387
(Pre-Refunded to 7/1/00 @
12.2012) (g)

Series B:

0% 7/1/00 (BIG Insured)           Aaa        4,435                                4,278

0% 7/1/01 (AMBAC Insured)         Aaa        22,000                               20,312

Spl. Oblig. Sixth Series B:

6.5% 7/1/05 (MBIA Insured)        Aaa        2,000                                2,236

6.5% 7/1/10 (MBIA Insured)        Aaa        3,800                                4,427

Jordan School District 7.625%     Aa3        2,000                                2,339
6/15/05

Salt Lake City Hosp. Rev.         AAA        2,975                                3,775
Rfdg. (Intermountain Health
Care Hosp., Inc.) Series A,
8.125% 5/15/15 (Escrowed to
Maturity) (g)

South Salt Lake City Ind.         -          3,650                                3,949
Rev. (Price Savers Wholesale
Club Proj.) 9% 11/15/13

Utah Board of Regents Student     Aaa        5,000                                4,956
Ln. Rev. Series H, 4.65%
5/1/06 (f)

Utah Hsg. Fin. Agcy. Single       AAA        180                                  185
Family Mtg. Rev. Series G,
9.25% 7/1/19 (f)

                                                                                  149,318

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

VERMONT - 0.1%

Vermont Ind. Dev. Auth. Ind.      -         $ 4,350                              $ 4,662
Dev. Rev. (Radisson Hotel
Issue) Series B 1, 7.75%
11/15/15

VIRGINIA - 1.3%

Hampton Museum Rev. Rfdg.:

5.25% 1/1/09                      A          3,825                                3,899

5.25% 1/1/14                      A          4,500                                4,476

Henrico County Ind. Dev.
Auth. Pub. Facilities Lease
Rev. (Henrico County Reg'l.
Jail Proj.):

7.5% 8/1/04                       Aa2        2,455                                2,841

7.5% 8/1/05                       Aa2        2,590                                3,040

Loudoun County Ind. Dev.
Auth. Residential Care
Facilities Rev. (Falcons
Landing Proj.) Series A:

8.75% 11/1/24 (Pre-Refunded       AAA        14,955                               18,617
to  11/1/04 @ 103) (g)

9.25% 11/1/04 (Escrowed to        AAA        1,100                                1,280
Maturity) (g)

Peninsula Ports Auth. Hosp.       Aa         1,500                                1,524
Facilities Rev. Rfdg.
(Whittaker Memorial Hosp.
Proj.)  8.7% 8/1/23

Richmond Gen. Oblig. Rfdg.        Aaa        1,725                                1,829
Series B,  5.5% 1/15/04
(FGIC Insured)

Richmond Metro. Auth.             Aaa        2,645                                2,857
Expressway Rev. Rfdg. Series
A, 6% 7/15/08 (FGIC Insured)
 (Pre-Refunded to 7/15/02 @
102) (g)

Southeastern Pub. Svc. Auth.      Aaa        4,000                                4,197
Rev. Rfdg. Sr.  Series A,
5.25% 7/1/10 (MBIA Insured)

Virginia Beach Dev. Auth.
Hosp. Facilities Rev.
(Virginia Beach Gen. Hosp.
Proj.):

5.125% 2/15/18 (AMBAC Insured)    Aaa        3,100                                3,113

6% 2/15/12 (AMBAC Insured)        Aaa        2,150                                2,380

6% 2/15/13 (AMBAC Insured)        Aaa        1,460                                1,622

Virginia Commonwealth Trans.      Aa2        5,000                                4,966
Board Trans. Rev. Rfdg.
(U.S. Rte. 58 Corridor
Prog.) Series C, 5.125%
5/15/19

Virginia Hsg. Dev. Auth.          Aa1        1,890                                1,999
Multi-family Hsg. Rev.
Series I, 5.95% 5/1/09 (f)

Virginia Resouces Auth. Wtr.      AA         180                                  184
& Swr. Sys. Rev. Series A,
7.7% 11/1/10 (Pre-Refunded
to 11/1/99 @ 102) (g)

                                                                                  58,824

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

WASHINGTON - 5.6%

Benton County Pub. Util.          Aaa       $ 1,740                              $ 1,896
District #1 Elec. Rev. Rfdg.
6% 11/1/04 (AMBAC Insured)

Douglas County Pub. Util.         A          2,790                                3,515
District #1 Wells Hydroelec.
Rev. Rfdg. Series A, 8.75%
9/1/18

King County Gen. Oblig.           Aa1        3,300                                3,605
Series D,  5.75% 12/1/11

Port Seattle Gen. Oblig.:

Series B:

5.5% 9/1/09 (FGIC Insured) (f)    Aaa        4,010                                4,205

5.6% 9/1/10 (FGIC Insured) (f)    Aaa        4,230                                4,447

5.8% 5/1/09 (f)                   Aa1        4,000                                4,304

Port Seattle Passenger            Aaa        7,930                                8,170
Facilities Charge Rev.
Series B, 5% 12/1/06 (AMBAC
Insured) (f)

Washington Gen. Oblig.:

(Motor Vehicle Fuel Tax)          Aa1        2,655                                3,044
Series D, 7% 9/1/05

Rfdg.:

Series R 93A, 5.6% 9/1/04         Aa1        2,500                                2,673

Series R 96B, 5.5% 7/1/01         Aa1        5,000                                5,171

Series R 96C, 6% 7/1/04           Aa1        2,000                                2,166

Series 1996 A, 6.75% 7/1/02       Aa1        3,560                                3,844

Series C:

5% 7/1/05                         Aa1        4,555                                4,735

6.5% 7/1/03                       Aa1        1,000                                1,091

Washington Pub. Pwr. Supply
Sys. Nuclear  Proj. #1 Rev.:

Rfdg.:

Series A, 7% 7/1/08               Aa1        500                                  586

Series B:

5.125% 7/1/13                     Aa1        10,000                               10,014

7% 7/1/08                         Aa1        1,000                                1,173

5.75% 7/1/10 (MBIA Insured)       Aaa        5,000                                5,327

Washington Pub. Pwr. Supply
Sys. Nuclear  Proj. #2 Rev.:

Rfdg.:

Series A:

0% 7/1/11 (MBIA Insured)          Aaa        1,350                                753

4.8% 7/1/04                       Aa1        15,000                               15,395

4.8% 7/1/04 (MBIA Insured)        Aaa        4,000                                4,120

5% 7/1/00                         Aa1        3,660                                3,728

5% 7/1/01                         Aa1        6,000                                6,135

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

WASHINGTON - CONTINUED

Washington Pub. Pwr. Supply
Sys. Nuclear  Proj. #2 Rev.:
- continued

Rfdg.: - continued

Series A:

5.5% 7/1/02                       Aa1       $ 9,050                              $ 9,450

5.9% 7/1/04                       Aa1        2,850                                3,067

6% 7/1/05 (AMBAC Insured)         Aaa        3,565                                3,891

6% 7/1/07                         Aa1        2,500                                2,748

Series B:

5.5% 7/1/03                       Aa1        3,000                                3,160

5.625% 7/1/12 (MBIA Insured)      Aaa        6,500                                6,754

Series C:

0% 7/1/05                         Aa1        16,080                               12,315

0% 7/1/05 (MBIA Insured)          Aaa        11,000                               8,455

7.375% 7/1/11 (FGIC Insured)      Aaa        5,000                                5,369
(Pre-Refunded to 1/1/01 @
102) (g)

5.4% 7/1/12                       Aa1        56,550                               58,742

5.41% 7/1/10 (FGIC Insured)       Aaa        15,000                               15,536

5.55% 7/1/10 (FGIC Insured)       Aaa        16,000                               16,786

Washington Pub. Pwr. Supply
Sys.  Nuclear Proj. #3 Rev.
Rfdg.:

(Cap. Appreciation) Series B,     Aaa        3,000                                1,982
0% 7/1/08 (MBIA Insured)

Series B, 7.375% 7/1/04           Aa1        3,750                                3,962

0% 7/1/06 (MBIA Insured)          Aaa        5,000                                3,655

                                                                                  255,969

WEST VIRGINIA - 0.5%

Marshall County Poll. Cont.       Aaa        22,650                               23,314
Rev. Rfdg. (Ohio Pwr.
Co.-Kammer Proj.) Series B,
5.45% 7/1/14 (MBIA Insured)

WISCONSIN - 0.5%

Menomonee Falls Wtr. Sys.         Aaa        3,375                                3,614
Mtg. Rev.  5.875% 12/1/16
(FSA Insured)

Wisconsin Gen. Oblig. Series      Aa2        12,890                               14,709
A, 7% 5/1/05

Wisconsin Health & Edl.           Aaa        4,000                                4,355
Facilities Auth. Rev. (Saint
Lukes Med. Ctr. Proj.) 7.1%
8/15/11 (MBIA Insured)
(Pre-Refunded to  8/15/01 @
102) (g)

Wisconsin Hsg. & Econ. Dev.       Aa2        2,160                                2,190
Auth. Homeownership Rev.
Rfdg. Series F, 5.2% 9/1/26
(f)

                                                                                  24,868

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

WYOMING - 0.2%

Natrona County Hosp. Rev.         A3        $ 4,500                              $ 4,845
(Wyoming Med. Ctr. Proj.)
8.125% 9/15/10 (Pre-Refunded
to 9/15/00 @ 102) (g)

Wyoming Farm Ln. Board Cap.       AA-        3,995                                3,028
Facs. Rev. 0% 10/1/05
(Escrowed to Maturity) (g)

Wyoming Muni. Pwr. Agcy. Pwr.     Aaa        1,500                                1,632
Supply Sys. Rev. Rfdg.
Series A, 6.125% 1/1/03
(MBIA Insured) (Pre-Refunded
to 1/1/03 @ 102) (g)

                                                                                  9,505

TOTAL MUNICIPAL BONDS                                                             4,561,543
(Cost $4,351,150)


CASH EQUIVALENTS - 0.3%

                             SHARES

Municipal Central Cash Fund   15,403,937                15,404
(d)(e) (Cost $15,404)

TOTAL INVESTMENT IN                                     $ 4,576,947
SECURITIES - 100%
(Cost $4,366,554)

LEGEND

(a) Standard & Poor's (registered trademark) credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security purchased on a delayed delivery or when-issued basis.

(d) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(e) At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.26%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(f) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(g) Security collateralized by an amount sufficient to pay interest and principal.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        85.5%      AAA, AA, A    84.3%

Baa               8.7%       BBB           7.7%

Ba                0.0%       BB            0.0%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 2.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investments in securities, is as follows:

General Obligations         27.0%

Electric Utilities          14.3

Escrowed/Pre-Refunded       11.8

Transportation              11.5

Health Care                 8.0

Water & Sewer               7.7

Special Tax                 5.9

Others (individually less    13.8
than 5%)

                            100.0%

INCOME TAX INFORMATION

At May 31, 1999, the aggregate cost of investment securities for income tax purposes was $4,366,572,000. Net unrealized appreciation aggregated $210,375,000, of which $225,009,000 related to appreciated investment securities and $14,634,000 related to depreciated investment securities.

At November 30, 1998, the fund had a capital loss carryforward of approximately $40,979,000 of which $564,000, $533,000, $20,771,000,
$9,163,000 and $9,948,000 will expire on November 30, 2000, 2001,
2002, 2003 and 2005, respectively. All of the loss carryforwards were acquired in the mergers and are available to offset future capital gains of the fund to the extent provided by regulations.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                       MAY 31,
                                        1999 (UNAUDITED)

ASSETS

Investment in securities, at             $ 4,576,947
value (cost $4,366,554) -
See accompanying schedule

Cash                                      18

Receivable for fund shares                1,089
sold

Interest receivable                       70,670

Other receivables                         130

 TOTAL ASSETS                             4,648,854

LIABILITIES

Payable for investments         $ 5,449
purchased Regular delivery

 Delayed delivery                4,834

Payable for fund shares          4,583
redeemed

Distributions payable            5,295

Accrued management fee           1,468

Other payables and accrued       481
expenses

 TOTAL LIABILITIES                        22,110

NET ASSETS                               $ 4,626,744

Net Assets consist of:

Paid in capital                          $ 4,442,365

Accumulated undistributed net             (26,014)
realized gain (loss) on
investments

Net unrealized appreciation               210,393
(depreciation) on investments

NET ASSETS, for 366,840                  $ 4,626,744
shares outstanding

NET ASSET VALUE, offering                 $12.61
price and redemption price
per share ($4,626,744
(divided by) 366,840 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                     SIX
                                         MONTHS ENDED MAY 31, 1999
                                         (UNAUDITED)

INTEREST INCOME                            $ 120,584

Expenses

Management fee                 $ 8,936

Transfer agent fees             1,936

Accounting fees and expenses    348

Non-interested trustees'        14
compensation

Custodian fees and expenses     110

Registration fees               94

Audit                           39

Legal                           8

Miscellaneous                   8

 Total expenses before          11,493
reductions

 Expense reductions             (47)        11,446

NET INTEREST INCOME                         109,138

Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:

 Investment securities          16,576

 Futures contracts              656         17,232

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities          (100,339)

 Futures contracts              (302)       (100,641)

NET GAIN (LOSS)                             (83,409)

NET INCREASE (DECREASE) IN                 $ 25,729
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED MAY 31, 1999  YEAR ENDED NOVEMBER 30, 1998
                                 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 109,138                      $ 139,545

 Net realized gain (loss)         17,232                         1,019

 Change in net unrealized         (100,641)                      69,434
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       25,729                         209,998
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (109,138)                      (139,545)
From net interest income

 From net realized gain           (2,533)                        (14,749)

 TOTAL DISTRIBUTIONS              (111,671)                      (154,294)

Share transactions Net            459,423                        542,258
proceeds from sales of shares

 Net asset value of shares        -                              2,152,869
issued in exchange for the
net assets of Spartan
Aggressive Municipal Fund,
Spartan Insured Municipal
Income Fund and Fidelity
Advisor Municipal Bond Fund

 Reinvestment of distributions    76,739                         115,173

 Cost of shares redeemed          (457,649)                      (551,658)

 NET INCREASE (DECREASE) IN       78,513                         2,258,642
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (7,429)                        2,314,346
IN NET ASSETS

NET ASSETS

 Beginning of period              4,634,173                      2,319,827

 End of period                   $ 4,626,744                    $ 4,634,173

OTHER INFORMATION
Shares

 Sold                             35,894                         42,521

 Issued in exchange for           -                              168,501
shares of Spartan Aggressive
Municipal Fund, Spartan
Insured Municipal Income
Fund and Fidelity Advisor
Municipal Bond Fund

 Issued in reinvestment of        6,008                          9,036
distributions

 Redeemed                         (35,798)                       (43,262)

 Net increase (decrease)          6,104                          176,796


FINANCIAL HIGHLIGHTS

                          SIX MONTHS ENDED MAY 31, 1999  YEARS ENDED NOVEMBER 30,

                          (UNAUDITED)                    1998                      1997       1996      1995      1994

SELECTED PER-SHARE DATA

Net asset value, beginning
of                        $ 12.850                       $ 12.610                  $ 12.430   $ 12.300  $ 11.040  $ 13.230
period

Income from Investment     .298                           .607                      .607       .648 D    .677      .755
Operations Net interest
income

Net realized and
unrealized                 (.233)                         .320                      .235       .109      1.260     (1.690)
gain (loss)

Total from investment      .065                           .927                      .842       .757      1.937     (.935)
operations

Less Distributions

From net interest  income  (.298)                         (.607)                    (.632) D   (.623)    (.677)    (.755)

From net realized gain     (.007)                         (.080)                    (.030)     (.004)    -         (.500)

Total distributions        (.305)                         (.687)                    (.662)     (.627)    (.677)    (1.255)

Net asset value,  end of  $ 12.610                       $ 12.850                  $ 12.610   $ 12.430  $ 12.300  $ 11.040
period

TOTAL RETURN B             0.50%                          7.54%                     7.02%      6.39%     17.95%    (7.74)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in                       $ 4,627                        $ 4,634                   $ 2,320    $ 1,837   $ 1,801   $ 1,693
millions)

Ratio of expenses to
average                    .49% A                         .53%                      .55%       .56%      .57%      .56%
net assets

Ratio of net interest
income                     4.67% A                        4.75%                     4.92%      5.32%     5.69%     6.21%
to average net assets

Portfolio turnover rate    18% A                          25% C                     31%        53%       50%       48%


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

D NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.

NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Municipal Income Fund (the fund) is a fund of Fidelity Court Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and futures. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse

1. SIGNIFICANT ACCOUNTING

POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS -

CONTINUED

in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $486,793,000 and $411,897,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $50,513,000 and $89,364,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .38% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement(effective January 1, 1999) with FIMM, a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized rate of .08% of average net assets.

5. EXPENSE REDUCTIONS.

The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,000 and $40,000, respectively, under these arrangements.

6. SHARE TRANSACTIONS.

Share transactions in connection with mergers were as follows:

AMOUNTS IN THOUSANDS           SHARES    DOLLARS



Spartan Aggressive Municipal    72,669    $923,620
Fund

Spartan Insured Municipal       24,866    318,041
Income Fund

Fidelity Advisor Municipal      22        286
Bond Fund  Class A

 Class T                        33        426

 Class B                        41        524

 Institutional Class            11        135

 Fidelity Municipal Bond Fund   70,859    909,837
  (Initial Class of Fidelity
Advisor Municipal Bond Fund)

                                70,966    911,208

Total                           168,501  $ 2,152,869

7. MERGER INFORMATION.

On September 17, 1998, the fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Municipal Bond Fund: Class A, Class T, Class B, Institutional Class and Fidelity Advisor Municipal Bond Fund (Initial Class of Fidelity Advisor Municipal Bond
Fund). The acquisition was approved by the shareholders of Class A, Class T, Class B, Institutional Class and Initial Class of Fidelity Advisor Municipal Bond Fund on August 3, 1998.

The fund's acquisition of Fidelity Advisor Municipal Bond Fund Class A was accomplished by an exchange of 22,000 shares of the fund (each valued at $12.84) for the 33,000 shares then outstanding (each valued at $8.61) of Fidelity Advisor Municipal Bond Fund Class A. The fund's acquisition of Fidelity Advisor Municipal Bond Fund Class T was accomplished by an exchange of 33,000 shares of the fund (each valued at $12.84) for the 49,000 shares then outstanding (each valued at $8.62) of Fidelity Advisor Municipal Bond Fund Class T. The fund's acquisition of Fidelity Advisor Municipal Bond Fund Class B was accomplished by an exchange of 41,000 shares of the fund (each valued at $12.84) for the 61,000 shares then outstanding (each valued at $8.62) of Fidelity Advisor Municipal Bond Fund Class B. The fund's acquisition of Fidelity Advisor Municipal Bond Fund Institutional Class was accomplished by an exchange of 11,000 shares of the fund (each valued at $12.84) for the 16,000 shares then outstanding (each valued at $8.61) of Fidelity Advisor Municipal Bond Fund Institutional Class. The fund's acquisition of Fidelity Municipal Bond Fund (Initial Class of Fidelity Advisor Municipal Bond Fund) was accomplished by an exchange of 70,859,000 shares of the fund (each valued at $12.84) for the

7. MERGER INFORMATION -
CONTINUED

105,672,000 shares then outstanding (each valued at $8.61) of Fidelity Municipal Bond Fund (Initial Class of Fidelity Advisor Municipal Bond
Fund). Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Fidelity Advisor Municipal Bond Fund's net assets, including $65,723,000 of unrealized appreciation, were combined with the fund for total net assets after the acquisition of $4,371,670,000.

On August 27, 1998, the fund acquired all of the assets and assumed all of the liabilities of Spartan Insured Municipal Income Fund. The acquisition, which was approved by the shareholders of Spartan Insured Municipal Income Fund on July 15, 1998, was accomplished by an exchange of 24,866,000 shares of the fund (each valued at $12.79) for the 25,649,000 shares then outstanding (each valued at $12.40) of Spartan Insured Municipal Income Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Spartan Insured Municipal Income Fund's net assets, including $22,083,000 of unrealized appreciation, were combined with the fund for total net assets after the acquisition of $3,454,350,000.

On August 20, 1998, the fund acquired all of the assets and assumed all of the liabilities of Spartan Aggressive Municipal Fund. The acquisition, which was approved by the shareholders of Spartan Aggressive Municipal Fund on July 15, 1998, was accomplished by an exchange of 72,669,000 shares of the fund (each valued at $12.71) for the 77,680,000 shares then outstanding (each valued at $11.89) of Spartan Aggressive Municipal Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Spartan Aggressive Municipal Fund's net assets, including $55,780,000 of unrealized appreciation, were combined with the fund for total net assets after the acquisition of $4,081,148,000.

MANAGING YOUR INVESTMENTS

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Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)

TOUCHTONE XPRESS
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)
MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)
FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS

Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)
FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER

Fidelity Investment Money
Management, Inc. (FIMM),
Merrimack, NH

OFFICERS

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Fred L. Henning, Jr., Vice President

Dwight D. Churchill, Vice President

George A. Fischer, Vice President

Eric D. Roiter, Secretary

Richard A. Silver, Treasurer

Matthew N. Karstetter, Deputy Treasurer

Stanley N. Griffith, Assistant Vice President

John H. Costello, Assistant Treasurer

Leonard M. Rush, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

E. Bradley Jones *

Donald J. Kirk *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

TRANSFER AND SHAREHOLDER
SERVICING AGENT

UMB Bank, n.a.
Kansas City, MO

and

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

FIDELITY'S MUNICIPAL BOND FUNDS

Spartan(registered trademark) Arizona Municipal Income

Spartan California Municipal Income

Spartan Connecticut Municipal Income

Spartan Florida Municipal Income

Spartan Intermediate Municipal Income

Spartan Maryland Municipal Income

Spartan Massachusetts Municipal Income

Spartan Michigan Municipal Income

Spartan Minnesota Municipal Income

Spartan Municipal Income

Spartan New Jersey Municipal Income

Spartan New York Municipal Income

Spartan Ohio Municipal Income

Spartan Pennsylvania Municipal Income

Spartan Short-Intermediate
Municipal Income

THE FIDELITY TELEPHONE CONNECTION

MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

TouchTone Xpress (registered trademark)(automated graphic)
1-800-544-5555

(automated graphic) AUTOMATED LINE FOR QUICKEST SERVICE

HIY-SANN-0799   80136
1.704645.101

(Fidelity Logo Graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com